UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1352

Fidelity Devonshire Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2006

Item 1. Reports to Stockholders

Fidelity® Equity-Income Fund

Annual Report January 31, 2006

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	8	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	9	A complete list of the fund’s investments
		with their market values.
Financial Statements	23	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent	33
Registered Public
Accounting Firm
Trustees and Officers	34
Distributions	44
Board Approval of	45
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange
Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general informa tion of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quar ters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of perfor mance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended January 31, 2006	Past 1	Past 5	Past 10
	year	years	years
Fidelity® Equity Income Fund	11.87%	4.25%	9.50%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Equity Income Fund on January 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Stephen Petersen, Portfolio Manager of Fidelity® Equity Income Fund

Most major U.S. stock benchmarks had double digit returns for the year ending January 31, 2006. Market performance was driven largely by oil. Heightened demand from the United States and China, among others, plus Hurricane Katrina’s devastation of domestic refining capacity in the Gulf Coast region, propelled oil prices to record highs. The energy compo nent of the Standard & Poor’s 500SM Index soared nearly 46% during the period, while the next closest utilities rose about 17%. The overall return for the S&P 500® was 10.38% . In 2005, the S&P 500 beat the small cap Russell 2000® Index for the first time in six years, but quickly lost that advantage when the Russell benchmark jumped 9% in January, pushing its 12 month return to 18.89% . Mid caps did even better: The 21.45% return of the Russell Midcap® Index doubled the broader market’s performance for the period. The NASDAQ Composite® Index fared well, gaining 12.75%, but the Dow Jones Industrial AverageSM increased only 6.00% .

Fidelity Equity Income Fund gained 11.87% during the past year, trailing the Russell 3000® Value Index, which returned 13.63%, and beating the LipperSM Equity Income Objective Funds Average, which rose 11.00% . The fund lagged the index in an environment where taking larger positions in fewer sectors and in smaller companies would have helped short term performance. The fund’s slight underweighting in energy hurt relative to the Russell index, as did disappointing stock selection in the sector. We also had a poor showing in consumer staples and industrials, and financials disappointed as well, despite favorable positioning on an industry basis. On the plus side, an overweighting in informa tion technology provided a boost, as did good stock picks in telecommunication services, utilities and consumer discretionary. Contributors included French energy holding Total SA and energy services company Schlumberger. Underweighting lagging pharmaceutical company Pfizer also helped relative performance. Conversely, the fund’s overweighting in mortgage giant Fannie Mae detracted, as the company continued to suffer from an ongoing investigation into its accounting practices and concerns that its business fundamentals were slowing. Elsewhere, investors were disappointed by Tyco International’s pace of recovery during the period, and the fund’s relatively sizable out of benchmark position in the industrial conglomerate amplified its drag on performance. Retailing giant Wal Mart, whose revenue growth continued to disappoint investors, also held back returns.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2005 to January 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	August 1, 2005 to
	August 1, 2005	January 31, 2006	January 31, 2006
Actual	$1,000.00	$1,066.40	$3.59
Hypothetical (5% return per year
before expenses)	$1,000.00	$1,021.73	$3.52

* Expenses are equal to the Fund’s annualized expense ratio of .69%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

7 Annual Report

Investment Changes

Top Ten Stocks as of January 31, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Exxon Mobil Corp.	3.4	3.4
Bank of America Corp.	3.0	3.0
Citigroup, Inc.	2.5	2.4
American International Group, Inc.	2.5	2.4
Total SA	2.3	2.2
JPMorgan Chase & Co.	2.1	2.1
AT&T, Inc.	1.7	1.7
Schlumberger Ltd. (NY Shares)	1.6	1.2
Wachovia Corp.	1.5	1.4
Fannie Mae	1.4	1.3
	22.0
Top Five Market Sectors as of January 31, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	27.8	27.5
Energy	13.1	12.0
Consumer Discretionary	12.2	12.2
Industrials	11.0	10.9
Information Technology	8.7	9.0

Annual Report	8

Investments January 31, 2006
Showing Percentage of Net Assets

Common Stocks 98.3%
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 11.6%
Auto Components 0.3%
American Axle & Manufacturing Holdings, Inc.	664,000	$12,344
Johnson Controls, Inc.	688,300	47,658
TRW Automotive Holdings Corp. (a)	531,220	13,652
		73,654
Automobiles – 1.0%
Ford Motor Co.	1,809,900	15,529
General Motors Corp. (d)	1,394,900	33,561
Harley Davidson, Inc.	599,900	32,113
Hyundai Motor Co.	99,660	9,054
Monaco Coach Corp.	454,000	6,147
Renault SA	554,800	52,389
Toyota Motor Corp. sponsored ADR	1,048,700	108,761
		257,554
Diversified Consumer Services – 0.1%
Service Corp. International (SCI)	3,269,900	26,748
Hotels, Restaurants & Leisure 0.4%
Gaylord Entertainment Co. (a)	199,200	8,566
McDonald’s Corp.	2,094,900	73,342
Outback Steakhouse, Inc.	301,400	13,934
		95,842
Household Durables – 1.3%
Koninklijke Philips Electronics NV (NY Shares)	1,391,200	46,842
Maytag Corp.	3,700,220	63,718
Newell Rubbermaid, Inc.	6,171,700	145,899
Sony Corp. sponsored ADR	298,700	14,606
Whirlpool Corp.	882,100	71,168
		342,233
Leisure Equipment & Products – 0.3%
Eastman Kodak Co.	3,516,100	88,254
Media – 5.6%
CBS Corp. Class B	3,632,459	94,916
Clear Channel Communications, Inc.	6,964,400	203,848
Comcast Corp. Class A (a)	5,931,637	165,018
Discovery Holding Co. Class A (a)	893,225	13,541
Knight-Ridder, Inc.	727,500	45,287
Lagardere S.C.A. (Reg.)	452,497	36,075
Liberty Media Corp. Class A (a)	8,707,056	72,791
Live Nation, Inc. (a)	884,062	15,692

See accompanying notes which are an integral part of the financial statements.

9 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Media – continued
News Corp. Class A	2,737,884	$43,149
NTL, Inc. (a)	791,700	50,075
The New York Times Co. Class A	2,255,655	63,835
The Reader’s Digest Association, Inc. (non-vtg.)	3,862,829	61,380
Time Warner, Inc.	14,259,790	249,974
Viacom, Inc. Class B (non-vtg.) (a)	3,632,459	150,674
Vivendi Universal SA sponsored ADR	1,712,600	53,622
Walt Disney Co.	5,684,610	143,877
		1,463,754
Multiline Retail – 1.4%
Big Lots, Inc. (a)	5,695,500	76,149
Dollar Tree Stores, Inc. (a)	3,270,900	81,086
Family Dollar Stores, Inc.	2,597,700	62,215
Federated Department Stores, Inc.	1,321,800	88,072
Kohl’s Corp. (a)	697,300	30,953
Sears Holdings Corp. (a)	156,744	19,035
		357,510
Specialty Retail – 1.0%
AnnTaylor Stores Corp. (a)	2,594,300	86,442
Gap, Inc.	3,312,551	59,924
RadioShack Corp.	3,448,800	76,563
Tiffany & Co., Inc.	701,035	26,429
		249,358
Textiles, Apparel & Luxury Goods – 0.2%
Liz Claiborne, Inc.	1,187,100	41,216
VF Corp.	274,100	15,207
		56,423

TOTAL CONSUMER DISCRETIONARY		3,011,330

CONSUMER STAPLES 5.7%
Beverages – 0.8%
Anheuser-Busch Companies, Inc. (d)	3,059,500	126,786
Molson Coors Brewing Co. Class B	298,900	18,681
The Coca-Cola Co.	1,587,700	65,699
		211,166
Food & Staples Retailing – 1.4%
CVS Corp.	1,504,900	41,776

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER STAPLES – continued
Food & Staples Retailing – continued
Safeway, Inc.	896,100	$21,005
Wal-Mart Stores, Inc.	6,413,700	295,736
		358,517
Food Products 0.5%
ConAgra Foods, Inc.	845,900	17,536
Corn Products International, Inc.	1,502,200	40,965
Kraft Foods, Inc. Class A	2,392,800	70,444
		128,945
Household Products – 1.6%
Colgate-Palmolive Co.	4,842,600	265,810
Kimberly Clark Corp.	1,859,400	106,209
Procter & Gamble Co.	688,218	40,763
		412,782
Personal Products 0.5%
Avon Products, Inc.	4,632,200	131,184
Tobacco 0.9%
Altria Group, Inc.	3,235,700	234,071

TOTAL CONSUMER STAPLES		1,476,665

ENERGY 13.1%
Energy Equipment & Services – 3.7%
Baker Hughes, Inc.	2,727,500	211,218
BJ Services Co.	2,203,310	89,212
Halliburton Co.	1,587,400	126,278
Noble Corp.	1,603,780	129,008
Schlumberger Ltd. (NY Shares)	3,247,800	413,932
		969,648
Oil, Gas & Consumable Fuels – 9.4%
Apache Corp.	1,416,910	107,019
BP PLC sponsored ADR	4,963,404	358,904
Chevron Corp.	5,105,882	303,187
ConocoPhillips	1,568,300	101,469
Double Hull Tankers, Inc.	991,000	13,497
El Paso Corp.	2,263,900	30,472
EOG Resources, Inc.	400,200	33,833
Exxon Mobil Corp.	14,047,174	881,458
Kerr-McGee Corp.	350,800	38,725

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Total SA:
Series B	443,043	$122,572
sponsored ADR	3,371,703	466,408
		2,457,544

TOTAL ENERGY		3,427,192

FINANCIALS – 27.6%
Capital Markets 4.5%
Ameriprise Financial, Inc.	1,462,800	59,521
Bank of New York Co., Inc.	6,933,934	220,568
Charles Schwab Corp.	1,688,601	24,974
Janus Capital Group, Inc.	2,776,900	58,009
Mellon Financial Corp.	3,732,500	131,645
Merrill Lynch & Co., Inc.	3,514,000	263,796
Morgan Stanley	4,685,060	287,897
Nomura Holdings, Inc.	3,430,500	66,929
State Street Corp.	1,092,567	66,057
		1,179,396
Commercial Banks – 7.1%
Bank of America Corp.	17,959,645	794,355
Comerica, Inc.	1,353,039	75,053
FirstRand Ltd.	4,484,588	14,319
Kookmin Bank sponsored ADR	934,200	74,493
Lloyds TSB Group PLC	5,140,501	46,592
Royal Bank of Scotland Group PLC	1,452,309	44,954
State Bank of India	758,425	16,745
U.S. Bancorp, Delaware	3,603,502	107,781
Wachovia Corp.	7,108,366	389,752
Wells Fargo & Co.	4,505,868	280,986
		1,845,030
Consumer Finance – 0.6%
American Express Co.	2,939,400	154,172
Diversified Financial Services – 4.8%
CIT Group, Inc.	881,300	47,009
Citigroup, Inc.	13,907,685	647,820
JPMorgan Chase & Co.	14,258,249	566,765
		1,261,594

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Insurance – 7.5%
ACE Ltd.	5,345,227	$292,651
Allianz AG sponsored ADR	2,574,300	41,575
Allstate Corp.	3,084,300	160,538
American International Group, Inc.	9,788,857	640,779
Genworth Financial, Inc. Class A (non-vtg.)	2,974,800	97,454
Hartford Financial Services Group, Inc.	2,304,400	189,491
MetLife, Inc. unit	2,020,300	55,558
Montpelier Re Holdings Ltd.	1,590,900	30,704
PartnerRe Ltd.	1,180,680	72,942
Swiss Reinsurance Co. (Reg.)	780,344	58,026
The St. Paul Travelers Companies, Inc.	5,356,590	243,082
Willis Group Holdings Ltd.	448,500	15,567
XL Capital Ltd. Class A	902,880	61,089
		1,959,456
Real Estate 0.6%
CarrAmerica Realty Corp.	352,100	12,957
Developers Diversified Realty Corp.	707,500	34,851
Equity Office Properties Trust	1,349,070	42,927
Equity Residential (SBI)	1,318,400	55,913
The Mills Corp.	99,700	4,133
		150,781
Thrifts & Mortgage Finance – 2.5%
Countrywide Financial Corp.	398,500	13,326
Fannie Mae	6,459,900	374,287
Freddie Mac	2,012,700	136,582
Golden West Financial Corp., Delaware	602,400	42,541
Sovereign Bancorp, Inc.	3,334,000	72,681
		639,417

TOTAL FINANCIALS		7,189,846

HEALTH CARE – 6.8%
Health Care Equipment & Supplies – 0.9%
Baxter International, Inc.	5,710,800	210,443
Boston Scientific Corp. (a)	1,095,200	23,952
		234,395
Health Care Providers & Services – 0.3%
Cardinal Health, Inc.	1,055,100	76,009

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Pharmaceuticals – 5.6%
Abbott Laboratories	1,744,000	$75,254
Bristol-Myers Squibb Co.	5,549,000	126,462
Eli Lilly & Co.	701,400	39,713
GlaxoSmithKline PLC sponsored ADR	958,100	49,093
Johnson & Johnson	4,356,600	250,679
Merck & Co., Inc.	4,958,000	171,051
Novartis AG sponsored ADR	1,173,500	64,730
Pfizer, Inc.	11,988,800	307,872
Schering-Plough Corp.	8,161,200	156,287
Wyeth	4,809,400	222,435
		1,463,576

TOTAL HEALTH CARE		1,773,980

INDUSTRIALS – 10.9%
Aerospace & Defense – 2.9%
EADS NV	2,701,482	105,880
Honeywell International, Inc.	6,268,750	240,845
Lockheed Martin Corp.	2,771,500	187,492
The Boeing Co.	1,053,500	71,965
United Technologies Corp.	2,428,560	141,755
		747,937
Building Products 0.2%
Masco Corp.	1,743,604	51,698
Commercial Services & Supplies – 0.6%
Cendant Corp.	3,859,300	64,605
Waste Management, Inc.	2,855,500	90,177
		154,782
Electrical Equipment – 0.3%
Emerson Electric Co.	1,214,200	94,040
Industrial Conglomerates – 3.0%
3M Co.	1,197,400	87,111
General Electric Co.	11,248,750	368,397
Textron, Inc.	785,800	66,369
Tyco International Ltd.	9,704,861	252,812
		774,689
Machinery – 2.8%
Briggs & Stratton Corp.	798,300	27,773
Caterpillar, Inc.	1,785,100	121,208

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Machinery – continued
Deere & Co.	576,100	$41,341
Dover Corp.	3,039,500	139,604
Eaton Corp.	400,800	26,533
Illinois Tool Works, Inc.	362,600	30,564
Ingersoll-Rand Co. Ltd. Class A	3,552,992	139,526
Navistar International Corp. (a)	1,161,400	31,590
SPX Corp. (e)	3,583,700	170,978
		729,117
Road & Rail 1.1%
Burlington Northern Santa Fe Corp.	2,406,600	192,817
Laidlaw International, Inc.	649,300	17,661
Union Pacific Corp.	837,800	74,112
		284,590

TOTAL INDUSTRIALS		2,836,853

INFORMATION TECHNOLOGY – 8.6%
Communications Equipment – 1.0%
Avaya, Inc. (a)	1,992,700	21,023
Cisco Systems, Inc. (a)	4,733,600	87,903
Lucent Technologies, Inc. (a)	11,624,900	30,690
Lucent Technologies, Inc. warrants 12/10/07 (a)	17,513	9
Motorola, Inc.	5,899,370	133,975
		273,600
Computers & Peripherals – 2.0%
EMC Corp. (a)	3,442,500	46,130
Hewlett-Packard Co.	7,611,261	237,319
International Business Machines Corp.	2,391,400	194,421
Sun Microsystems, Inc. (a)	9,038,400	40,673
		518,543
Electronic Equipment & Instruments – 1.1%
Agilent Technologies, Inc. (a)	2,242,600	76,047
Arrow Electronics, Inc. (a)	1,876,900	64,490
Avnet, Inc. (a)	3,641,100	89,025
Solectron Corp. (a)	13,619,800	52,028
Tektronix, Inc.	127,240	3,754
		285,344

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
IT Services – 0.3%
MoneyGram International, Inc.	2,577,209	$68,451
Office Electronics – 0.3%
Xerox Corp. (a)	6,101,200	87,308
Semiconductors & Semiconductor Equipment – 2.6%
Analog Devices, Inc.	2,804,800	111,547
Applied Materials, Inc.	5,094,000	97,041
Freescale Semiconductor, Inc.:
Class A (a)	493,400	12,414
Class B (a)	3,891,183	98,252
Intel Corp.	9,562,860	203,402
Micron Technology, Inc. (a)	4,093,800	60,097
Samsung Electronics Co. Ltd.	79,300	61,135
Teradyne, Inc. (a)	1,625,500	28,316
		672,204
Software 1.3%
Citrix Systems, Inc. (a)	796,900	24,576
Microsoft Corp.	8,191,200	230,582
Oracle Corp. (a)	998,500	12,551
Symantec Corp. (a)	3,337,200	61,338
		329,047

TOTAL INFORMATION TECHNOLOGY		2,234,497

MATERIALS 5.4%
Chemicals – 3.0%
Air Products & Chemicals, Inc.	1,512,900	93,331
Albemarle Corp.	850,300	37,218
Arch Chemicals, Inc.	386,150	11,971
Ashland, Inc.	703,100	46,348
Celanese Corp. Class A	1,873,000	38,340
Chemtura Corp.	4,955,665	62,293
Dow Chemical Co.	3,026,900	128,038
E.I. du Pont de Nemours & Co.	1,566,600	61,332
Eastman Chemical Co.	904,200	43,591
Georgia Gulf Corp.	1,697,360	58,050
Lyondell Chemical Co.	4,193,811	100,693
PolyOne Corp. (a)	2,729,700	19,545

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS – continued
Chemicals – continued
Praxair, Inc.	851,560	$44,860
Rohm & Haas Co.	500,700	25,486
		771,096
Containers & Packaging – 0.3%
Amcor Ltd.	4,282,900	22,245
Smurfit-Stone Container Corp. (a)	5,604,421	71,681
		93,926
Metals & Mining – 1.3%
Alcan, Inc.	1,553,300	75,691
Alcoa, Inc.	5,861,476	184,636
Freeport-McMoRan Copper & Gold, Inc. Class B	866,630	55,681
Phelps Dodge Corp.	223,200	35,824
		351,832
Paper & Forest Products 0.8%
Bowater, Inc.	753,600	20,603
International Paper Co.	3,091,700	100,882
Weyerhaeuser Co.	1,149,700	80,203
		201,688

TOTAL MATERIALS		1,418,542

TELECOMMUNICATION SERVICES – 5.4%
Diversified Telecommunication Services – 4.7%
AT&T, Inc.	17,256,844	447,815
BellSouth Corp.	11,020,201	317,051
Consolidated Communications Holdings, Inc.	950,100	12,038
Philippine Long Distance Telephone Co. sponsored ADR	1,521,600	54,458
Qwest Communications International, Inc. (a)	14,226,800	85,645
Verizon Communications, Inc.	9,329,744	295,380
		1,212,387
Wireless Telecommunication Services – 0.7%
Sprint Nextel Corp.	5,199,300	119,012
Vodafone Group PLC sponsored ADR	3,473,400	73,323
		192,335

TOTAL TELECOMMUNICATION SERVICES		1,404,722

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

UTILITIES – 3.2%
Electric Utilities – 0.4%
Entergy Corp.	1,458,500	$101,380
Independent Power Producers & Energy Traders – 0.8%
AES Corp. (a)	2,706,800	46,124
Duke Energy Corp.	2,212,100	62,713
TXU Corp.	1,920,822	97,270
		206,107
Multi-Utilities – 2.0%
Dominion Resources, Inc.	2,547,000	192,375
NorthWestern Energy Corp.	1,005,600	31,516
Public Service Enterprise Group, Inc.	2,334,500	162,528
Wisconsin Energy Corp.	3,164,000	131,338
		517,757

TOTAL UTILITIES		825,244

TOTAL COMMON STOCKS
(Cost $18,562,294)		25,598,871

Convertible Preferred Stocks 0.8%

CONSUMER DISCRETIONARY – 0.3%
Automobiles – 0.2%
Ford Motor Co. Capital Trust II 6.50%	976,600	31,105
General Motors Corp.:
Series B, 5.25%	863,700	14,113
Series C, 6.25%	577,800	10,476
		55,694
Hotels, Restaurants & Leisure 0.1%
Six Flags, Inc. 7.25% PIERS	821,600	18,897
Media – 0.0%
J.N. Taylor Holdings Ltd. 9.5% (a)	956,400	0

TOTAL CONSUMER DISCRETIONARY		74,591

FINANCIALS – 0.2%
Capital Markets 0.0%
State Street Corp. COVERS 4%	56,801	1,049

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Convertible Preferred Stocks continued
	Shares	Value (Note 1)
		(000s)
Convertible Preferred Stocks continued

FINANCIALS – continued
Insurance – 0.2%
Conseco, Inc. Series B, 5.50%	323,900	$9,442
The Chubb Corp. Series B, 7.00%	274,000	9,201
Travelers Property Casualty Corp. 4.50%	500,000	12,638
XL Capital Ltd. 6.50%	1,137,200	25,178
		56,459

TOTAL FINANCE		57,508

HEALTH CARE – 0.2%
Health Care Equipment & Supplies – 0.1%
Baxter International, Inc. 7.00%	343,300	17,759
Pharmaceuticals – 0.1%
Schering-Plough Corp. 6.00%	429,200	21,889

TOTAL HEALTH CARE		39,648

INFORMATION TECHNOLOGY – 0.1%
Office Electronics – 0.1%
Xerox Corp. Series C, 6.25%	328,778	39,344
MATERIALS 0.0%
Chemicals – 0.0%
Celanese Corp. 4.25%	157,200	4,612

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $249,444)		215,703

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Corporate Bonds 0.6%
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Convertible Bonds 0.5%

CONSUMER DISCRETIONARY – 0.3%
Hotels, Restaurants & Leisure 0.1%
Royal Caribbean Cruises Ltd. liquid yield option note 0%
2/2/21	$18,844	$9,648
Six Flags, Inc. 4.5% 5/15/15	8,460	16,137
		25,785
Media – 0.2%
Liberty Media Corp.3.5% 1/15/31 (f)	24,460	25,409
News America, Inc. liquid yield option note 0%
2/28/21 (f)	49,080	29,019
		54,428

TOTAL CONSUMER DISCRETIONARY		80,213

FINANCIALS – 0.0%
Diversified Financial Services – 0.0%
Navistar Financial Corp. 4.75% 4/1/09 (f)	5,734	5,226
INDUSTRIALS – 0.1%
Airlines – 0.0%
US Airways Group, Inc. 7% 9/30/20 (f)	7,530	10,803
Industrial Conglomerates – 0.1%
Tyco International Group SA yankee 3.125% 1/15/23 .	11,750	14,785

TOTAL INDUSTRIALS		25,588

TELECOMMUNICATION SERVICES – 0.1%
Diversified Telecommunication Services – 0.1%
Level 3 Communications, Inc. 5.25% 12/15/11 (f)	28,080	28,571

TOTAL CONVERTIBLE BONDS		139,598
Nonconvertible Bonds – 0.1%

MATERIALS 0.1%
Chemicals – 0.1%
Hercules, Inc. 6.5% 6/30/29 unit	31,600	24,076
TOTAL CORPORATE BONDS
(Cost $158,845)		163,674

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Money Market Funds 0.4%
	Shares	Value (Note 1)
		(000s)
Fidelity Cash Central Fund, 4.46% (b)	64,704,318	$64,704
Fidelity Securities Lending Cash Central Fund,
4.48% (b)(c)	30,212,100	30,212
TOTAL MONEY MARKET FUNDS
(Cost $94,916)		94,916
TOTAL INVESTMENT PORTFOLIO 100.1%
(Cost $19,065,499)		26,073,164

NET OTHER ASSETS – (0.1)%		(30,667)
NET ASSETS 100%		$26,042,497

Security Type Abbreviation

PIERS	-	Preferred Income Equity
Redeemable Securities

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Affiliated company

(f) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $99,028,000 or
0.4% of net assets.

Affiliated Central Funds

Information regarding fiscal year to date income received by the fund from the affiliated Central funds is as follows:

Fund	Income received
(Amounts in
thousands)
Fidelity Cash Central Fund	$4,068
Fidelity Securities Lending Cash Central Fund	2,566
Total	$6,634

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

	Value,
Affiliate	beginning of		Sales	Dividend	Value, end of
(Amounts in thousands)	period	Purchases	Proceeds	Income	period
Big Lots, Inc.	$59,770	$4,801	$—	$—	$—
SPX Corp.	150,157	—	—	3,584	170,978
Total	$209,927	$4,801	$—	$3,584	$170,978

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	87.8%
France	2.8%
United Kingdom	2.3%
Netherlands Antilles	1.6%
Bermuda	1.6%
Others (individually less than 1%) .	3.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report 22

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)		January 31, 2006

Assets
Investment in securities, at value (including securities
loaned of $29,086) See accompanying schedule:
Unaffiliated issuers (cost $18,822,980)	$25,807,270
Affiliated Central Funds (cost $94,916)	94,916
Other affiliated issuers (cost $147,603)	170,978
Total Investments (cost $19,065,499)		$26,073,164
Foreign currency held at value (cost $6,923)		6,942
Receivable for investments sold		79,286
Receivable for fund shares sold		19,247
Dividends receivable		29,531
Interest receivable		1,088
Prepaid expenses		117
Other affiliated receivables		190
Other receivables		1,184
Total assets		26,210,749

Liabilities
Payable for investments purchased	$82,656
Payable for fund shares redeemed	40,086
Accrued management fee	10,143
Other affiliated payables	4,985
Other payables and accrued expenses	170
Collateral on securities loaned, at value	30,212
Total liabilities		168,252

Net Assets		$26,042,497
Net Assets consist of:
Paid in capital		$18,513,314
Undistributed net investment income		23,857
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		497,611
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		7,007,715
Net Assets, for 477,745 shares outstanding		$26,042,497
Net Asset Value, offering price and redemption price per
share ($26,042,497 ÷ 477,745 shares)		$54.51

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended January 31, 2006

Investment Income
Dividends (including $3,584 received from other
affiliated issuers)		$567,469
Interest		7,948
Income from affiliated Central Funds		6,634
Total income		582,051

Expenses
Management fee	$122,426
Transfer agent fees	52,763
Accounting and security lending fees	1,870
Independent trustees’ compensation	115
Appreciation in deferred trustee compensation account	26
Custodian fees and expenses	668
Registration fees	89
Audit	291
Legal	144
Interest	99
Miscellaneous	344
Total expenses before reductions	178,835
Expense reductions	(4,123)	174,712

Net investment income (loss)		407,339
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,282,650
Foreign currency transactions	(467)
Total net realized gain (loss)		1,282,183
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,218,912
Assets and liabilities in foreign currencies	56
Total change in net unrealized appreciation
(depreciation)		1,218,968
Net gain (loss)		2,501,151
Net increase (decrease) in net assets resulting from
operations		$2,908,490

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Statement of Changes in Net Assets
	Year ended	Year ended
	January 31,	January 31,
Amounts in thousands	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$407,339	$380,867
Net realized gain (loss)	1,282,183	879,689
Change in net unrealized appreciation (depreciation) .	1,218,968	528,835
Net increase (decrease) in net assets resulting
from operations	2,908,490	1,789,391
Distributions to shareholders from net investment income .	(414,731)	(390,294)
Distributions to shareholders from net realized gain	(1,034,144)	(801,084)
Total distributions	(1,448,875)	(1,191,378)
Share transactions
Proceeds from sales of shares	3,497,358	4,643,118
Reinvestment of distributions	1,414,736	1,162,171
Cost of shares redeemed	(6,059,215)	(4,365,933)
Net increase (decrease) in net assets resulting from
share transactions	(1,147,121)	1,439,356
Total increase (decrease) in net assets	312,494	2,037,369

Net Assets
Beginning of period	25,730,003	23,692,634
End of period (including undistributed net investment
income of $23,857 and undistributed net investment
income of $22,343, respectively)	$26,042,497	$25,730,003

Other Information
Shares
Sold	66,868	92,015
Issued in reinvestment of distributions	26,872	22,715
Redeemed	(115,420)	(86,581)
Net increase (decrease)	(21,680)	28,149

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights

Years ended January 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of
period	$ 51.52	$ 50.27	$ 38.32	$ 48.15	$ 53.91
Income from Investment
Operations
Net investment income (loss)B	82.79		.71	.68	.71
Net realized and unrealized
gain (loss)	5.14	2.93	12.88	(9.69)	(4.53)
Total from investment operations	5.96	3.72	13.59	(9.01)	(3.82)
Distributions from net investment
income	(.84)	(.81)	(.71)	(.68)	(.76)
Distributions from net realized
gain	(2.13)	(1.66)	(.93)	(.14)	(1.18)
Total distributions	(2.97)	(2.47)	(1.64)	(.82)	(1.94)
Net asset value, end of period	$ 54.51	$ 51.52	$ 50.27	$ 38.32	$ 48.15
Total ReturnA	11.87%	7.51%	35.95%	(18.95)%	(7.06)%
Ratios to Average Net AssetsC
Expenses before reductions	69%	.70%	.71%	.72%	.69%
Expenses net of fee waivers, if
any	69%	.70%	.71%	.72%	.69%
Expenses net of all reductions	67%	.69%	.70%	.71%	.67%
Net investment income (loss)	1.57%	1.56%	1.63%	1.57%	1.41%
Supplemental Data
Net assets, end of period (in
millions)	$26,042	$25,730	$23,693	$17,239	$21,553
Portfolio turnover rate	19%	19%	25%	23%	23%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Notes to Financial Statements

For the period ended January 31, 2006 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Equity Income Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affili ates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties markets, reviewing developments in foreign markets and evaluating the perfor mance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair

27 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued
Security Valuation continued

value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as

Annual Report

28

1. Significant Accounting Policies continued
Deferred Trustee Compensation continued

though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross section of other Fidelity funds, and are marked to market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$8,052,346
Unrealized depreciation	(1,053,547)
Net unrealized appreciation (depreciation)	6,998,799
Undistributed ordinary income	74,555
Undistributed long term capital gain	342,415

Cost for federal income tax purposes	$19,074,365

The tax character of distributions paid was as follows:
	January 31, 2006	January 31, 2005
Ordinary Income	$492,802	$492,414
Long term Capital Gains	956,073	698,964
Total	$1,448,875	$1,191,378

29 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $4,884,197 and $6,954,858, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was ..47% of the fund’s average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset based fees that vary according to account size and type of ac count. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

Annual Report

30

4. Fees and Other Transactions with Affiliates continued

Accounting and Security Lending Fees. FSC maintains the fund’s accounting rec ords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $120 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan	Weighted Average
Borrower or Lender	Balance	Interest Rate	Interest Expense
Borrower	$34,301	3.70%	$99

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is

31 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

6. Security Lending continued

delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $2,566.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $2,928 for the period. In addition, through arrangements with the fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody and transfer agent expenses by $1 and $1,194, respectively.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

32

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2006 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereaf ter referred to as “financial statements”) are the responsibility of the Fidelity Equity Income Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts March 14, 2006

33 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 251 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Members may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Research & Analysis Company; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

34

Name, Age; Principal Occupation Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Equity Income (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Pre viously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various fi nancial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

35 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Com pany (DTC) (1999 2003) and President and Board member of the Nat ional Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005 present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006.

Trustee of Fidelity Devonshire Trust. Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, includ ing Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Annual Report

36

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Auto matic Data Processing, Inc. (ADP) (technology based business outsourc ing, 1995 2002), INET Technologies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer manage ment services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric util ity). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care Sys tem and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

Annual Report

38

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1999). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chairman of the Executive Committee (2000 2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solu tions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002 present), and Metalmark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

39 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Devonshire Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993 2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984 present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002 present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998 present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Devonshire Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Equity Income. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). He is Executive Vice President of FMR (2005 present) and FMR Co., Inc. (2005 present) and Senior Vice President of Fidelity Investments Money Management, Inc. (2005 present). Previously, Mr. Churchill served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FMR.

Annual Report

40

Name, Age; Principal Occupation Stephen Petersen (50)

Year of Election or Appointment: 1994

Vice President of Equity Income. Mr. Petersen also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Petersen worked as a research analyst and portfolio manager. Mr. Petersen also serves as Senior Vice President of FMR (1999) and FMR Co., Inc (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Equity Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Research & Analysis Company (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of FDC (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Equity Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Equity Income. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004 present) and is a Vice President (2003 present) and an employee (2002 present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (39)

Year of Election or Appointment: 2006

Anti Money Laundering (AML) officer of Equity Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006 present) and FMR Corp. (2003 present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000 2002).

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Equity Income. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Equity Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004 present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002 present). He is Chief Compliance Officer of FMR (2005 present), FMR Co., Inc. (2005 present), Fidelity Management & Research (U.K.) Inc. (2005 present), Fidelity Research & Analysis Company (2005 present), Fidelity Investments Money Management, Inc. (2005 present), and Strate gic Advisers, Inc. (2005 present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Equity Income. Mr. Mehrmann also serves as Dep uty Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Equity Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Equity Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Annual Report

42

Name, Age; Principal Occupation Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Equity Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of Equity Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Equity Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Equity Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Equity Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Equity Income. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most re cently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

43 Annual Report

Distributions

The Board of Trustees of Fidelity Equity-Income Fund voted to pay on March 6, 2006, to shareholders of record at the opening of business on March 3, 2006, a distribution of $.83 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2006, $1,049,469,000, or, if subsequently determined to be differ ent, the net capital gain of such year.

A total of .03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

44

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Equity Income Fund

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Manage ment, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for the fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub advisory agreements for the fund with affiliates of FMR that allow FMR to obtain research, non discretionary advice, or discretionary portfolio management at no additional expense to the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for the fund to access the research and investment advisory support services supplied by FRAC at no additional expense to the fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under the fund’s manage ment contract or sub advisory agreements; (ii) the investment process or strategies employed in the management of the fund’s assets; (iii) the nature or level of services provided under the fund’s management contract or sub advisory agreements; (iv) the day to day management of the fund or the persons primarily responsible for such man agement; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of the Agreement would not necessi tate prior shareholder approval of the Agreement or result in an assignment and termination of the fund’s management contract or sub advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which the fund will not bear any additional management fees or expenses and under which the fund’s portfolio manager would not change, it did not consider the fund’s investment perfor mance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund’s management contract and sub advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have

45 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund’s Agreement is fair and reasonable, and that the fund’s Agreement should be approved.

Annual Report

46

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

47 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Research & Analysis Company
(formerly Fidelity Management & Research
(Far East) Inc.)
Fidelity Management & Research
(U.K.) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

EQU-UANN-0306 1.789253.103

Contents

Shareholder Expense Example	3	An example of shareholder expenses.

Fidelity Large Cap Value Fund	4	Performance
	5	Management’s Discussion
	6	Investment Changes
	7	Investments
	10	Financial Statements

Fidelity Mid Cap Value Fund	12	Performance
	13	Management’s Discussion
	14	Investment Changes
	15	Investments
	18	Financial Statements

Fidelity Large Cap Growth Fund	20	Performance
	21	Management’s Discussion
	22	Investment Changes
	23	Investments
	26	Financial Statements

Fidelity Mid Cap Growth Fund	28	Performance
	29	Management’s Discussion
	30	Investment Changes
	31	Investments
	34	Financial Statements

Notes	36	Notes to the Financial Statements
Report of Independent Registered Public	41
Accounting Firm
Trustees and Officers	42
Distributions	48
Board Approval of Investment Advisory	49
Contracts and Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the
Securities and Exchange Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc. and have been licensed for use by Fidelity Distributors
Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report 2

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including manage ment fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2005 to January 31, 2006).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	August 1, 2005 to
	August 1, 2005	January 31, 2006	January 31, 2006
Fidelity Large Cap Value Fund
Actual	$ 1,000.00	$ 1,078.80	$ 4.66
HypotheticalA	$ 1,000.00	$ 1,020.72	$ 4.53
Fidelity Mid Cap Value Fund
Actual	$ 1,000.00	$ 1,073.30	$ 4.44
HypotheticalA	$ 1,000.00	$ 1,020.92	$ 4.33
Fidelity Large Cap Growth Fund
Actual	$ 1,000.00	$ 1,084.20	$ 5.25
HypotheticalA	$ 1,000.00	$ 1,020.16	$ 5.09
Fidelity Mid Cap Growth Fund
Actual	$ 1,000.00	$ 1,141.50	$ 5.40
HypotheticalA	$ 1,000.00	$ 1,020.16	$ 5.09

A 5% return per year before expenses

* Expenses are equal to each Fund’s annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Annualized
Expense Ratio
Fidelity Large Cap Value Fund	89%
Fidelity Mid Cap Value Fund	85%
Fidelity Large Cap Growth Fund	1.00%
Fidelity Mid Cap Growth Fund	1.00%

33 Annual Report

Fidelity Large Cap Value Fund Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended January 31, 2006	Past 1	Life of
	year	fundA
Fidelity® Large Cap Value Fund	17.09%	9.34%

A From November 15, 2001.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Large Cap Value Fund on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

4

Fidelity Large Cap Value Fund

Management’s Discussion of Fund Performance

Comments from Bruce Dirks, Portfolio Manager of Fidelity® Large Cap Value Fund

Most major U.S. stock benchmarks had double digit returns for the year ending January 31, 2006. Market performance was driven largely by oil. Height ened demand from the United States and China, among others, plus Hurricane Katrina’s devastation of domestic refining capacity in the Gulf Coast region, propelled oil prices to record highs. The energy component of the Standard & Poor’s 500SM Index soared nearly 46% during the period, while the next closest utilities rose about 17%. The overall return for the S&P 500® was 10.38% . In 2005, the S&P 500 beat the small cap Russell 2000® Index for the first time in six years, but quickly lost that advantage when the Russell benchmark jumped 9% in January, pushing its 12 month return to 18.89% . Mid caps did even better: The 21.45% return of the Russell Midcap® Index doubled the broader market’s performance for the period. The NASDAQ Composite® Index fared well, gaining 12.75%, but the Dow Jones Industrial AverageSM increased only 6.00% .

For the year ending January 31, 2006, the fund gained 17.09%, outpacing both the Russell 1000® Value Index and the LipperSM Growth Funds Average, which advanced 13.22% and 13.62%, respectively. The fund’s holdings outperformed those reflected in nine of the index’s 10 major market sectors, with most of the gains coming from opportune security selection in energy, which was by far the strongest performing sector of the index. The fund’s biggest contributions came from strong performing oil refiners Valero Energy, Tesoro and Sunoco. Results also were aided by good stock picking in the materials and telecommunication services sectors, as well as in pockets of information technology, while underweighting media and pharmaceutical/ biotechnology stocks also helped. Further helping the fund’s performance were its overweighting in mid cap stocks a market sweet spot during the period and its underweighting in mega caps, which showed some overall weakness. On the flip side, the fund stumbled a bit from some unfavorable stock picking in retailing and pockets of the financials sector. Positive overall returns also were offset somewhat by weak results from credit card company MBNA and apparel retailer American Eagle Outfitters, both of which disappointed on slower earnings growth. Several stocks mentioned here were sold from the portfolio.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

55 Annual Report

Fidelity Large Cap Value Fund

Investment Changes

Top Ten Stocks as of January 31, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Exxon Mobil Corp.	6.2	4.8
Hewlett Packard Co.	2.9	1.9
ConocoPhillips	2.8	1.5
Citigroup, Inc.	2.8	1.6
Pfizer, Inc.	2.2	1.7
Verizon Communications, Inc.	2.1	1.8
Devon Energy Corp.	1.9	0.0
Merrill Lynch & Co., Inc.	1.8	0.0
The Chubb Corp.	1.8	1.6
Qwest Communications
International, Inc.	1.8	0.0
	26.3

Top Five Market Sectors as of January 31, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	34.8	34.1
Energy	15.0	13.7
Consumer Discretionary	8.2	9.5
Health Care	7.1	6.8
Industrials	6.4	6.7

Annual Report 6

Fidelity Large Cap Value Fund
Investments January 31, 2006
Showing Percentage of Net Assets

Common Stocks 97.8%
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY 8.2%
Auto Components – 1.1%
Goodyear Tire & Rubber Co. (a)(d)	393,800	$ 6,159,032
Hotels, Restaurants & Leisure 1.7%
McDonald’s Corp.	274,600	9,613,746
Household Durables 2.3%
Pulte Homes, Inc.	153,600	6,128,640
Ryland Group, Inc.	77,300	5,593,428
Toll Brothers, Inc. (a)	41,300	1,404,200
		13,126,268
Multiline Retail – 1.6%
JCPenney Co., Inc.	163,700	9,134,460
Textiles, Apparel & Luxury Goods	1.5%
Polo Ralph Lauren Corp. Class A	153,300	8,682,912
TOTAL CONSUMER DISCRETIONARY		46,716,418

CONSUMER STAPLES 5.3%
Beverages 1.6%
The Coca Cola Co.	214,100	8,859,458
Food & Staples Retailing – 1.2%
BJ’s Wholesale Club, Inc. (a)	189,900	6,103,386
Safeway, Inc.	38,900	911,816
		7,015,202
Food Products – 1.3%
General Mills, Inc.	149,900	7,286,639
Tobacco – 1.2%
Altria Group, Inc.	98,700	7,139,958
TOTAL CONSUMER STAPLES		30,301,257

ENERGY 15.0%
Energy Equipment & Services – 0.3%
Rowan Companies, Inc.	35,600	1,595,948
Oil, Gas & Consumable Fuels 14.7%
Burlington Resources, Inc.	31,000	2,829,060
ConocoPhillips	245,300	15,870,910
Devon Energy Corp.	160,100	10,920,421
Exxon Mobil Corp.	562,900	35,321,976
Sunoco, Inc.	98,000	9,329,600
Tesoro Corp.	129,300	9,370,371
		83,642,338

TOTAL ENERGY		85,238,286

FINANCIALS 34.8%
Capital Markets 3.5%
Bank of New York Co., Inc.	65,000	2,067,650
Mellon Financial Corp.	33,600	1,185,072

	Shares	Value (Note 1)
Merrill Lynch & Co., Inc.	138,800	$ 10,419,716
TD Ameritrade Holding Corp.	326,100	6,600,264
		20,272,702
Commercial Banks – 5.8%
Bank of America Corp.	219,300	9,699,639
Comerica, Inc.	62,900	3,489,063
U.S. Bancorp, Delaware	153,900	4,603,149
UnionBanCal Corp.	102,800	6,896,852
Wells Fargo & Co.	135,410	8,444,168
		33,132,871
Consumer Finance – 2.0%
American Express Co.	152,500	7,998,625
Capital One Financial Corp. (d)	39,000	3,248,700
		11,247,325
Diversified Financial Services – 4.4%
CIT Group, Inc.	175,500	9,361,170
Citigroup, Inc.	339,060	15,793,415
		25,154,585
Insurance – 15.6%
ACE Ltd.	55,600	3,044,100
AFLAC, Inc.	52,900	2,483,655
AMBAC Financial Group, Inc.	25,200	1,935,612
American Financial Group, Inc., Ohio	125,800	4,732,596
American International Group, Inc.	51,900	3,397,374
Assurant, Inc.	132,200	6,070,624
Fidelity National Financial, Inc.	13,200	521,004
First American Corp., California	70,000	3,277,400
Genworth Financial, Inc. Class A
(non vtg.)	164,900	5,402,124
Hartford Financial Services Group, Inc.	40,500	3,330,315
HCC Insurance Holdings, Inc.	184,800	5,739,888
Lincoln National Corp.	14,500	790,685
MetLife, Inc.	180,400	9,048,864
Old Republic International Corp.	54,875	1,177,069
Philadelphia Consolidated Holdings
Corp. (a)	87,689	8,518,986
Prudential Financial, Inc.	112,800	8,498,352
The Chubb Corp.	108,300	10,218,105
The St. Paul Travelers Companies, Inc.	56,300	2,554,894
W.R. Berkley Corp.	158,900	7,849,660
		88,591,307
Real Estate 1.4%
Trizec Properties, Inc.	243,900	5,680,431
Weingarten Realty Investors (SBI)	56,500	2,289,945
		7,970,376
Thrifts & Mortgage Finance – 2.1%
MGIC Investment Corp.	27,000	1,782,270

See accompanying notes which are an integral part of the financial statements.

7 Annual Report

Fidelity Large Cap Value Fund
Investments - continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Thrifts & Mortgage Finance – continued
Radian Group, Inc.	161,400	$ 9,236,922
The PMI Group, Inc.	16,800	726,264
		11,745,456

TOTAL FINANCIALS		198,114,622

HEALTH CARE 7.1%
Health Care Equipment & Supplies 1.4%
Baxter International, Inc.	211,500	7,793,775
Health Care Providers & Services 2.9%
Aetna, Inc.	91,400	8,847,520
McKesson Corp.	141,700	7,510,100
		16,357,620
Pharmaceuticals 2.8%
King Pharmaceuticals, Inc. (a)	173,900	3,260,625
Pfizer, Inc.	494,600	12,701,328
		15,961,953

TOTAL HEALTH CARE		40,113,348

INDUSTRIALS – 6.4%
Aerospace & Defense – 1.6%
Precision Castparts Corp.	82,900	4,140,855
Raytheon Co.	114,100	4,674,677
		8,815,532
Airlines – 0.3%
Southwest Airlines Co.	108,200	1,780,972
Commercial Services & Supplies 1.2%
Cendant Corp.	401,650	6,723,621
Machinery – 1.5%
Cummins, Inc.	87,500	8,513,750
Road & Rail 1.8%
CSX Corp.	63,300	3,388,449
Norfolk Southern Corp.	142,900	7,122,136
		10,510,585

TOTAL INDUSTRIALS		36,344,460

INFORMATION TECHNOLOGY 4.9%
Communications Equipment – 1.5%
Motorola, Inc.	383,700	8,713,827
Computers & Peripherals 3.4%
Hewlett Packard Co.	530,100	16,528,518
Seagate Technology	111,500	2,907,920
		19,436,438

TOTAL INFORMATION TECHNOLOGY		28,150,265

	Shares	Value (Note 1)

MATERIALS 4.9%
Chemicals 1.0%
Dow Chemical Co.	57,650	$ 2,438,595
Rohm & Haas Co.	41,500	2,112,350
The Scotts Co. Class A	27,000	1,336,500
		5,887,445
Metals & Mining – 2.6%
Nucor Corp.	112,700	9,492,721
Phelps Dodge Corp.	33,800	5,424,900
		14,917,621
Paper & Forest Products 1.3%
International Paper Co.	76,500	2,496,195
Louisiana Pacific Corp.	103,000	3,033,350
Weyerhaeuser Co.	22,700	1,583,552
		7,113,097

TOTAL MATERIALS		27,918,163

TELECOMMUNICATION SERVICES 4.9%
Diversified Telecommunication Services – 4.2%
CenturyTel, Inc.	53,500	1,781,550
Qwest Communications International,
Inc. (a)	1,686,200	10,150,924
Verizon Communications, Inc.	375,600	11,891,496
		23,823,970
Wireless Telecommunication Services – 0.7%
Sprint Nextel Corp.	171,714	3,930,533

TOTAL TELECOMMUNICATION SERVICES		27,754,503

UTILITIES 6.3%
Electric Utilities – 2.3%
Edison International	206,300	9,040,066
Entergy Corp.	31,200	2,168,712
PPL Corp.	62,400	1,880,112
		13,088,890
Gas Utilities 2.3%
ONEOK, Inc.	157,900	4,462,254
UGI Corp.	388,200	8,334,654
		12,796,908
Independent Power Producers & Energy Traders 1.4%
TXU Corp.	159,600	8,082,144
Multi-Utilities – 0.3%
CenterPoint Energy, Inc.	26,700	341,226
PG&E Corp.	41,430	1,545,753
		1,886,979

TOTAL UTILITIES		35,854,921

TOTAL COMMON STOCKS
(Cost $511,735,819)		556,506,243

See accompanying notes which are an integral part of the financial statements.

Annual Report 8

Investment Companies 1.4%
	Shares	Value (Note 1)
iShares Russell 1000 Value Index
Fund (d)
(Cost $8,121,050)	113,700	$ 8,140,920
U.S. Treasury Obligations 0.1%
	Principal
	Amount
U.S. Treasury Bills, yield at date of
purchase 4.03% 2/2/06
(Cost $749,832)	$ 750,000	749,928
Money Market Funds 2.9%
	Shares
Fidelity Cash Central Fund,
4.46% (b)	4,988,496	4,988,496
Fidelity Securities Lending Cash
Central Fund, 4.48% (b)(c)	11,135,700	11,135,700
TOTAL MONEY MARKET FUNDS
(Cost $16,124,196)		16,124,196
TOTAL INVESTMENT PORTFOLIO 102.2%
(Cost $536,730,897)		581,521,287

NET OTHER ASSETS (2.2)%		(12,412,177)
NET ASSETS 100%	$ 569,109,110

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income received by the fund from the affiliated Central funds is as follows:

Fund	Income received
Fidelity Cash Central Fund	$ 170,388
Fidelity Securities Lending Cash Central Fund	13,002
Total	$ 183,390

See accompanying notes which are an integral part of the financial statements.

9 Annual Report

Fidelity Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities
			January 31, 2006

Assets
Investment in securities, at value (in-
cluding securities loaned of
$10,140,334) — See accompany-
ing schedule:
Unaffiliated issuers (cost
$520,606,701)		$565,397,091
Affiliated Central Funds (cost
$16,124,196)		16,124,196
Total Investments (cost
$536,730,897)			$581,521,287
Receivable for investments sold			14,904,956
Receivable for fund shares sold			3,231,782
Dividends receivable			368,927
Interest receivable			28,776
Prepaid expenses			1,522
Other affiliated receivables			28
Other receivables			77,199
Total assets			600,134,477

Liabilities
Payable for investments purchased	.	$18,573,525
Payable for fund shares redeemed	.	887,525
Accrued management fee		270,865
Other affiliated payables		114,428
Other payables and accrued
expenses		43,324
Collateral on securities loaned, at
value		11,135,700
Total liabilities			31,025,367

Net Assets			$569,109,110
Net Assets consist of:
Paid in capital			$514,912,678
Undistributed net investment income			701,821
Accumulated undistributed net real-
ized gain (loss) on investments			8,704,221
Net unrealized appreciation (de-
preciation) on investments			44,790,390
Net Assets, for 41,781,061 shares
outstanding			$569,109,110
Net Asset Value, offering price and
redemption price per share
($569,109,110 ÷ 41,781,061
shares)			$13.62

Statement of Operations
	Year ended January 31, 2006

Investment Income
Dividends		$7,049,173
Interest		2,247
Income from affiliated Central Funds		183,390
Total income		7,234,810

Expenses
Management fee
Basic fee	$1,910,048
Performance adjustment	933
Transfer agent fees	816,667
Accounting and security lending
fees	125,728
Independent trustees’ compensation	1,320
Custodian fees and expenses	16,668
Registration fees	52,477
Audit	49,546
Legal	1,586
Interest	1,152
Miscellaneous	1,763
Total expenses before reductions	2,977,888
Expense reductions	(158,302)	2,819,586

Net investment income (loss)		4,415,224
Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,785,576
Futures contracts	62,150
Total net realized gain (loss)		18,847,726
Change in net unrealized appreci-
ation (depreciation) on investment
securities		35,430,597
Net gain (loss)		54,278,323
Net increase (decrease) in net as-
sets resulting from operations		$58,693,547

See accompanying notes which are an integral part of the financial statements.
Annual Report	10

Statement of Changes in Net Assets
	Year ended	Year ended
	January 31,	January 31,
	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,415,224	$ 547,306
Net realized gain (loss)	18,847,726	4,026,192
Change in net unrealized appreciation (depreciation)	35,430,597	6,303,473
Net increase (decrease) in net assets resulting from operations	58,693,547	10,876,971
Distributions to shareholders from net investment income	(3,816,244)	(446,024)
Distributions to shareholders from net realized gain	(11,047,573)	(981,252)
Total distributions	(14,863,817)	(1,427,276)
Share transactions
Proceeds from sales of shares	457,595,695	174,933,730
Reinvestment of distributions	14,615,134	1,392,255
Cost of shares redeemed	(123,960,783)	(33,953,678)
Net increase (decrease) in net assets resulting from share transactions	348,250,046	142,372,307
Redemption fees	25,496	13,417
Total increase (decrease) in net assets	392,105,272	151,835,419
Net Assets
Beginning of period	177,003,838	25,168,419
End of period (including undistributed net investment income of $701,821 and undistributed net investment income
of $102,977, respectively)	$ 569,109,110	$ 177,003,838
Other Information
Shares
Sold	35,555,165	15,175,650
Issued in reinvestment of distributions	1,114,320	117,391
Redeemed	(9,586,600)	(2,959,725)
Net increase (decrease)	27,082,885	12,333,316

Financial Highlights

Years ended January 31,	2006	2005	2004	2003	2002F
Selected Per Share Data
Net asset value, beginning of period	$ 12.04	$ 10.64	$ 8.17	$ 10.17	$ 10.00
Income from Investment Operations
Net investment income (loss)D	17	.09E	.09	.08	.01
Net realized and unrealized gain (loss)	1.87	1.47	2.47	(2.00)	.17
Total from investment operations	2.04	1.56	2.56	(1.92)	.18
Distributions from net investment income	(.11)	(.05)	(.09)	(.08)	(.01)
Distributions from net realized gain	(.35)	(.11)	—	—	—
Total distributions	(.46)	(.16)	(.09)	(.08)	(.01)
Redemption fees added to paid in capitalD	—H	—H	—H	—H	—
Net asset value, end of period	$ 13.62	$ 12.04	$ 10.64	$ 8.17	$ 10.17
Total ReturnB,C	17.09%	14.68%	31.44%	(18.92)%	1.80%
Ratios to Average Net AssetsG
Expenses before reductions	89%	1.07%	1.45%	1.83%	3.13%A
Expenses net of fee waivers, if any	89%	1.07%	1.20%	1.20%	1.20%A
Expenses net of all reductions	84%	1.05%	1.18%	1.19%	1.20%A
Net investment income (loss)	1.32%	.79%E	.99%	.90%	.55%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 569,109	$ 177,004	$ 25,168	$ 15,582	$ 11,684
Portfolio turnover rate	175%	170%	72%	95%	81%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .59%.
F For the period November 15, 2001 (commencement of operations) to January 31, 2002.
G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrange ments or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.
H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Fidelity Mid Cap Value Fund Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended January 31, 2006	Past 1	Life of
	year	fundA
Fidelity Mid Cap Value Fund	19.97%	14.40%

A From November 15, 2001.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Mid Cap Value Fund on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

12

Fidelity Mid Cap Value Fund

Management’s Discussion of Fund Performance

Comments from Bruce Dirks, Portfolio Manager of Fidelity® Mid Cap Value Fund

Most major U.S. stock benchmarks had double digit returns for the year ending January 31, 2006. Market performance was driven largely by oil. Height ened demand from the United States and China, among others, plus Hurricane Katrina’s devastation of domestic refining capacity in the Gulf Coast region, propelled oil prices to record highs. The energy component of the Standard & Poor’s 500SM Index soared nearly 46% during the period, while the next closest utilities rose about 17%. The overall return for the S&P 500® was 10.38% . In 2005, the S&P 500 beat the small cap Russell 2000® Index for the first time in six years, but quickly lost that advantage when the Russell benchmark jumped 9% in January, pushing its 12 month return to 18.89% . Mid caps did even better: The 21.45% return of the Russell Midcap® Index doubled the broader market’s performance for the period. The NASDAQ Composite® Index fared well, gaining 12.75%, but the Dow Jones Industrial AverageSM increased only 6.00% .

For the year ending January 31, 2006, the fund gained 19.97%, slightly lagging the Russell Midcap® Value Index, which rose 20.33%, but ahead of the LipperSM Mid Cap Funds Average, which advanced 19.40% . While the fund’s holdings outperformed those reflected in eight of the index’s 10 major market sectors, it stumbled a bit from some unfavorable stock picking in retailing, consumer staples and diversified financials. Meanwhile, most of the fund’s gains versus the index came from opportune security selection in the energy and information technology sectors, as well as from underweighting weak performing media and bank stocks. The fund’s biggest contributions came from surging oil refiners Valero Energy, Tesoro and Sunoco. Positive overall returns were offset somewhat by weak results from electric utility UGI Corp., homebuilder Toll Brothers and apparel retailer American Eagle Outfitters. Several stocks mentioned here were sold from the portfolio.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

13 13 Annual Report

Fidelity Mid Cap Value Fund

Investment Changes

Top Ten Stocks as of January 31, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Nucor Corp.	2.3	0.0
Edison International	2.2	0.7
CIT Group, Inc.	2.0	1.0
Safeway, Inc.	2.0	0.0
JCPenney Co., Inc.	1.9	0.0
Radian Group, Inc.	1.8	1.4
Phelps Dodge Corp.	1.7	1.1
Pulte Homes, Inc.	1.7	0.0
Sunoco, Inc.	1.7	1.3
TD Ameritrade Holding Corp.	1.7	0.0
	19.0

Top Five Market Sectors as of January 31, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	31.6	31.0
Utilities	13.1	13.3
Consumer Discretionary	11.8	13.6
Information Technology	8.4	7.6
Materials	7.5	7.0

Annual Report 14

Fidelity Mid Cap Value Fund
Investments January 31, 2006
Showing Percentage of Net Assets

Common Stocks 98.6%
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY 11.8%
Auto Components – 2.0%
Goodyear Tire & Rubber Co. (a)(d)	310,200	$ 4,851,528
Johnson Controls, Inc.	17,900	1,239,396
TRW Automotive Holdings Corp. (a)	43,300	1,112,810
		7,203,734
Household Durables 4.5%
Newell Rubbermaid, Inc.	199,200	4,709,088
Pulte Homes, Inc.	155,000	6,184,500
Ryland Group, Inc.	26,800	1,939,248
Toll Brothers, Inc. (a)	113,700	3,865,800
		16,698,636
Multiline Retail – 1.9%
JCPenney Co., Inc.	123,500	6,891,300
Specialty Retail 0.6%
Tiffany & Co., Inc.	55,400	2,088,580
Textiles, Apparel & Luxury Goods	2.8%
Columbia Sportswear Co. (a)(d)	75,800	3,915,070
Liz Claiborne, Inc.	16,700	579,824
Polo Ralph Lauren Corp. Class A	104,100	5,896,224
		10,391,118

TOTAL CONSUMER DISCRETIONARY		43,273,368

CONSUMER STAPLES 7.1%
Beverages 1.1%
Coca Cola Enterprises, Inc.	133,000	2,625,420
Pepsi Bottling Group, Inc.	50,000	1,450,000
		4,075,420
Food & Staples Retailing – 4.7%
BJ’s Wholesale Club, Inc. (a)	188,800	6,068,032
Safeway, Inc.	310,400	7,275,776
SUPERVALU, Inc.	119,500	3,815,635
		17,159,443
Personal Products 1.3%
Playtex Products, Inc. (a)	352,300	4,727,866

TOTAL CONSUMER STAPLES		25,962,729

ENERGY 5.6%
Energy Equipment & Services – 0.4%
Rowan Companies, Inc.	28,300	1,268,689
Oil, Gas & Consumable Fuels 5.2%
Devon Energy Corp.	26,400	1,800,744
Forest Oil Corp. (a)	54,100	2,786,150
Kerr McGee Corp.	21,600	2,384,424

	Shares	Value (Note 1)
Sunoco, Inc.	64,700	$6,159,440
Tesoro Corp.	83,100	6,022,257
		19,153,015

TOTAL ENERGY		20,421,704

FINANCIALS 31.6%
Capital Markets 2.4%
Mellon Financial Corp.	70,400	2,483,008
TD Ameritrade Holding Corp.	302,600	6,124,624
		8,607,632
Commercial Banks – 3.4%
Colonial Bancgroup, Inc.	64,700	1,611,030
Comerica, Inc.	46,800	2,595,996
M&T Bank Corp.	14,000	1,516,200
Marshall & Ilsley Corp.	40,200	1,685,988
UnionBanCal Corp.	73,100	4,904,279
		12,313,493
Consumer Finance – 0.9%
Capital One Financial Corp. (d)	20,200	1,682,660
CompuCredit Corp. (a)	43,500	1,746,960
		3,429,620
Diversified Financial Services – 2.0%
CIT Group, Inc.	138,200	7,371,588
Insurance – 17.4%
ACE Ltd.	47,600	2,606,100
AMBAC Financial Group, Inc.	14,970	1,149,846
American Financial Group, Inc., Ohio	146,600	5,515,092
Assurant, Inc.	98,500	4,523,120
Fidelity National Financial, Inc.	52,400	2,068,228
First American Corp., California	52,400	2,453,368
Genworth Financial, Inc. Class A
(non vtg.)	95,100	3,115,476
HCC Insurance Holdings, Inc.	124,900	3,879,394
LandAmerica Financial Group, Inc.	27,800	1,834,244
Lincoln National Corp.	66,200	3,609,886
MetLife, Inc.	78,300	3,927,528
Old Republic International Corp.	203,075	4,355,959
Philadelphia Consolidated Holdings
Corp. (a)	55,400	5,382,110
SAFECO Corp.	40,200	2,100,450
StanCorp Financial Group, Inc.	30,800	1,532,300
The Chubb Corp.	56,030	5,286,431
United Fire & Casualty Co.	87,900	3,605,658
UnumProvident Corp.	94,300	1,917,119
W.R. Berkley Corp.	100,300	4,954,820
		63,817,129
Real Estate 2.5%
Trizec Properties, Inc.	196,500	4,576,485
Vornado Realty Trust	14,700	1,298,598
Weingarten Realty Investors (SBI)	83,600	3,388,308
		9,263,391

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Fidelity Mid Cap Value Fund
Investments - continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Thrifts & Mortgage Finance – 3.0%
MGIC Investment Corp.	59,400	$ 3,920,994
Radian Group, Inc.	111,900	6,404,037
The PMI Group, Inc.	12,100	523,083
		10,848,114

TOTAL FINANCIALS		115,650,967

HEALTH CARE 4.9%
Health Care Providers & Services 3.5%
AmerisourceBergen Corp.	38,900	1,697,596
CIGNA Corp.	15,700	1,909,120
Emdeon Corp. (a)	202,400	1,890,416
Humana, Inc. (a)	37,700	2,102,529
McKesson Corp.	100,600	5,331,800
		12,931,461
Pharmaceuticals 1.4%
King Pharmaceuticals, Inc. (a)	190,300	3,568,125
Watson Pharmaceuticals, Inc. (a)	44,700	1,479,123
		5,047,248

TOTAL HEALTH CARE		17,978,709

INDUSTRIALS – 7.1%
Aerospace & Defense – 1.5%
Alliant Techsystems, Inc. (a)	23,600	1,829,000
Precision Castparts Corp.	74,400	3,716,280
		5,545,280
Airlines – 0.5%
Southwest Airlines Co.	115,200	1,896,192
Building Products – 0.2%
USG Corp. (a)	7,250	690,200
Commercial Services & Supplies 0.4%
Manpower, Inc.	29,400	1,582,602
Electrical Equipment 0.9%
Rockwell Automation, Inc.	32,400	2,140,668
Thomas & Betts Corp. (a)	25,600	1,143,040
		3,283,708
Machinery – 1.8%
Cummins, Inc.	58,000	5,643,400
Terex Corp. (a)	13,300	937,650
		6,581,050
Road & Rail 1.8%
CSX Corp.	38,800	2,076,964
Norfolk Southern Corp.	89,900	4,480,616
		6,557,580

TOTAL INDUSTRIALS		26,136,612

	Shares	Value (Note 1)

INFORMATION TECHNOLOGY 8.4%
Communications Equipment – 1.4%
Harris Corp.	111,900	$5,195,517
Computers & Peripherals 2.6%
NCR Corp. (a)	106,500	3,956,475
SanDisk Corp. (a)(d)	46,000	3,098,560
Seagate Technology	50,400	1,314,432
Sun Microsystems, Inc. (a)	219,300	986,850
		9,356,317
Electronic Equipment & Instruments – 1.6%
Arrow Electronics, Inc. (a)	171,600	5,896,176
IT Services 1.6%
Affiliated Computer Services, Inc.
Class A (a)	60,900	3,812,340
Ceridian Corp. (a)	87,100	2,149,628
		5,961,968
Semiconductors & Semiconductor Equipment – 0.4%
LSI Logic Corp. (a)	146,400	1,339,560
Software 0.8%
Cadence Design Systems, Inc. (a)	79,700	1,407,502
Novell, Inc. (a)	167,100	1,627,554
		3,035,056

TOTAL INFORMATION TECHNOLOGY		30,784,594

MATERIALS 7.5%
Chemicals 2.3%
Eastman Chemical Co.	54,200	2,612,982
Rohm & Haas Co.	42,500	2,163,250
The Scotts Co. Class A	74,500	3,687,750
		8,463,982
Metals & Mining – 4.0%
Nucor Corp.	98,900	8,330,346
Phelps Dodge Corp.	39,610	6,357,405
		14,687,751
Paper & Forest Products 1.2%
Louisiana Pacific Corp.	144,500	4,255,525

TOTAL MATERIALS		27,407,258

TELECOMMUNICATION SERVICES 1.5%
Diversified Telecommunication Services – 1.5%
CenturyTel, Inc.	43,400	1,445,220
Qwest Communications International,
Inc. (a)	651,100	3,919,622
		5,364,842

UTILITIES 13.1%
Electric Utilities – 4.6%
Allegheny Energy, Inc. (a)	99,000	3,444,210
Edison International	184,600	8,089,172

See accompanying notes which are an integral part of the financial statements.

Annual Report	16

Common Stocks continued
	Shares	Value (Note 1)

UTILITIES – continued
Electric Utilities – continued
PPL Corp.	75,600	$ 2,277,828
Sierra Pacific Resources (a)	233,300	3,079,560
		16,890,770
Gas Utilities 3.2%
ONEOK, Inc.	215,400	6,087,204
UGI Corp.	255,600	5,487,732
		11,574,936
Independent Power Producers & Energy Traders 2.2%
NRG Energy, Inc. (a)	51,000	2,461,770
TXU Corp.	107,700	5,453,928
		7,915,698
Multi-Utilities – 3.1%
CenterPoint Energy, Inc.	151,400	1,934,892
CMS Energy Corp. (a)	183,800	2,659,586
PG&E Corp.	114,700	4,279,457
Wisconsin Energy Corp.	59,400	2,465,694
		11,339,629

TOTAL UTILITIES		47,721,033

TOTAL COMMON STOCKS
(Cost $329,058,771)		360,701,816

Investment Companies 0.6%
	Shares	Value (Note 1)
iShares Russell Midcap Value Index Fund (d)
(Cost $2,292,011)	18,000	$ 2,332,800
Money Market Funds 4.2%

Fidelity Cash Central Fund,
4.46% (b)	3,933,859	3,933,859
Fidelity Securities Lending Cash
Central Fund, 4.48% (b)(c)	11,228,725	11,228,725
TOTAL MONEY MARKET FUNDS
(Cost $15,162,584)		15,162,584
TOTAL INVESTMENT PORTFOLIO 103.4%
(Cost $346,513,366)		378,197,200

NET OTHER ASSETS (3.4)%		(12,380,041)
NET ASSETS 100%		$ 365,817,159

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income received by the fund from the affiliated Central funds is as follows:

Fund	Income received
Fidelity Cash Central Fund	$ 102,855
Fidelity Securities Lending Cash Central Fund	27,589
Total	$ 130,444

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Fidelity Mid Cap Value Fund

Financial Statements

Statement of Assets and Liabilities
		January 31, 2006

Assets
Investment in securities, at value (in-
cluding securities loaned of
$10,016,808) — See accompany-
ing schedule:
Unaffiliated issuers (cost
$331,350,782)	$363,034,616
Affiliated Central Funds (cost
$15,162,584)	15,162,584
Total Investments (cost
$346,513,366)		$378,197,200
Receivable for investments sold		5,966,377
Receivable for fund shares sold		3,691,428
Dividends receivable		186,434
Interest receivable		21,481
Prepaid expenses		907
Other affiliated receivables		409
Other receivables		53,261
Total assets		388,117,497

Liabilities
Payable for investments purchased	$9,306,445
Payable for fund shares redeemed	1,495,028
Accrued management fee	148,224
Other affiliated payables	77,280
Other payables and accrued
expenses	44,636
Collateral on securities loaned, at
value	11,228,725
Total liabilities		22,300,338

Net Assets		$365,817,159
Net Assets consist of:
Paid in capital		$325,862,599
Undistributed net investment income		956,589
Accumulated undistributed net real-
ized gain (loss) on investments		7,314,137
Net unrealized appreciation (de-
preciation) on investments		31,683,834
Net Assets, for 23,377,674 shares
outstanding		$365,817,159
Net Asset Value, offering price and
redemption price per share
($365,817,159 ÷ 23,377,674
shares)		$15.65

Statement of Operations
	Year ended January 31, 2006

Investment Income
Dividends		$3,502,710
Special dividends		619,920
Interest		1,587
Income from affiliated Central Funds		130,444
Total income		4,254,661

Expenses
Management fee
Basic fee	$1,286,178
Performance adjustment	(169,949)
Transfer agent fees	609,764
Accounting and security lending
fees	85,395
Independent trustees’ compensation	915
Custodian fees and expenses	18,124
Registration fees	48,391
Audit	51,630
Legal	1,105
Interest	2,376
Miscellaneous	1,000
Total expenses before reductions	1,934,929
Expense reductions	(119,600)	1,815,329

Net investment income (loss)		2,439,332
Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	24,118,291
Futures contracts	(3,980)
Total net realized gain (loss)		24,114,311
Change in net unrealized appreci-
ation (depreciation) on investment
securities		16,442,497
Net gain (loss)		40,556,808
Net increase (decrease) in net as-
sets resulting from operations		$42,996,140

See accompanying notes which are an integral part of the financial statements.
Annual Report	18

Statement of Changes in Net Assets
	Year ended	Year ended
	January 31,	January 31,
	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,439,332	$ 561,836
Net realized gain (loss)	24,114,311	12,258,887
Change in net unrealized appreciation (depreciation)	16,442,497	3,757,557
Net increase (decrease) in net assets resulting from operations	42,996,140	16,578,280
Distributions to shareholders from net investment income	(1,664,792)	(363,688)
Distributions to shareholders from net realized gain	(19,625,292)	(2,909,505)
Total distributions	(21,290,084)	(3,273,193)
Share transactions
Proceeds from sales of shares	278,341,109	113,733,065
Reinvestment of distributions	20,604,738	3,166,254
Cost of shares redeemed	(108,099,451)	(72,789,352)
Net increase (decrease) in net assets resulting from share transactions	190,846,396	44,109,967
Redemption fees	33,888	18,590
Total increase (decrease) in net assets	212,586,340	57,433,644
Net Assets
Beginning of period	153,230,819	95,797,175
End of period (including undistributed net investment income of $956,589 and undistributed net investment income
of $203,771, respectively)	$ 365,817,159	$ 153,230,819
Other Information
Shares
Sold	18,454,590	8,541,621
Issued in reinvestment of distributions	1,373,635	227,952
Redeemed	(7,290,551)	(5,704,954)
Net increase (decrease)	12,537,674	3,064,619

Financial Highlights
Years ended January 31,	2006	2005	2004	2003	2002F
Selected Per Share Data
Net asset value, beginning of period	$ 14.14	$ 12.32	$ 8.85	$ 10.59	$ 10.00
Income from Investment Operations
Net investment income (loss)D	16E	.08	.06	.08	.01
Net realized and unrealized gain (loss)	2.59	2.10	3.45	(1.74)	.59
Total from investment operations	2.75	2.18	3.51	(1.66)	.60
Distributions from net investment income	(.10)	(.04)	(.04)	(.08)	(.01)
Distributions from net realized gain	(1.15)	(.32)	—	—	—
Total distributions	(1.24)I	(.36)	(.04)	(.08)	(.01)
Redemption fees added to paid in capitalD	—H	—H	—H	—H	—
Net asset value, end of period	$ 15.65	$ 14.14	$ 12.32	$ 8.85	$ 10.59
Total ReturnB,C	19.97%	17.75%	39.69%	(15.71)%	6.00%
Ratios to Average Net AssetsG
Expenses before reductions	86%	.91%	1.07%	1.28%	2.30%A
Expenses net of fee waivers, if any	86%	.91%	1.07%	1.20%	1.20%A
Expenses net of all reductions	81%	.90%	1.05%	1.18%	1.20%A
Net investment income (loss)	1.08%E	.59%	.55%	.79%	.59%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 365,817	$ 153,231	$ 95,797	$ 36,419	$ 23,773
Portfolio turnover rate	207%	196%	97%	113%	68%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been .81%.
F For the period November 15, 2001 (commencement of operations) to January 31, 2002.
G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements.
Expenses net of all reductions represent the net expenses paid by the fund.
H Amount represents less than $.01 per share.
I Total distribution of $1.24 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $1.145 per share.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Fidelity Large Cap Growth Fund Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended January 31, 2006	Past 1	Life of
	year	fundA
Fidelity Large Cap Growth	18.66%	4.56%

A From November 15, 2001.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Large Cap Growth Fund on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

20

Fidelity Large Cap Growth Fund

Management’s Discussion of Fund Performance

Comments from Bahaa Fam, Portfolio Manager of Fidelity® Large Cap Growth Fund

Most major U.S. stock benchmarks had double digit returns for the year ending January 31, 2006. Market performance was driven largely by oil. Height ened demand from the United States and China, among others, plus Hurricane Katrina’s devastation of domestic refining capacity in the Gulf Coast region, propelled oil prices to record highs. The energy component of the Standard & Poor’s 500SM Index soared nearly 46% during the period, while the next closest utilities rose about 17%. The overall return for the S&P 500® was 10.38% . In 2005, the S&P 500 beat the small cap Russell 2000® Index for the first time in six years, but quickly lost that advantage when the Russell benchmark jumped 9% in January, pushing its 12 month return to 18.89% . Mid caps did even better: The 21.45% return of the Russell Midcap® Index doubled the broader market’s performance for the period. The NASDAQ Composite® Index fared well, gaining 12.75%, but the Dow Jones Industrial AverageSM increased only 6.00% .

For the fiscal year ending January 31, 2006, the fund’s 18.66% return outpaced both the Russell 1000® Growth Index and the LipperSM Growth Funds Average, which posted gains of 10.81% and 13.62%, respectively. Good stock picking helped the fund outperform the index in eight of its 10 major market sectors. Security selection in the information technology sector especially within the tech hardware and equipment industry added the most value. A number of strong performers helped results in the consumer durables/apparel and capital goods industries, as well as in the health care sector. In general, I found better opportunities outside of the largest names in the index and at the smaller end of my investment universe. This also contributed, in part, to the good returns for the period. Overall results were dampened somewhat by unfavorable stock picks in the diversified financials group. Among the fund’s best contributors were Apple Computer; Gilead Sciences, which holds a dominant position in the HIV drug market; Joy Global, which makes heavy machinery for mining commodities; and Valero Energy, an independent oil refiner. Big detractors included Tessera Technologies, a maker of semiconductor packaging, which disappointed on slower earnings, and trucking company Yellow Roadway, whose revenues were clipped by higher fuel costs. Some stocks mentioned here were sold from the portfolio.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

21 21 Annual Report

Fidelity Large Cap Growth Fund Investment Changes

Top Ten Stocks as of January 31, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Apple Computer, Inc.	3.9	2.9
Joy Global, Inc.	3.3	0.0
Gilead Sciences, Inc.	3.1	1.5
Aetna, Inc.	2.9	2.3
Building Material Holding Corp.	2.8	0.0
Norfolk Southern Corp.	2.8	2.4
Ryland Group, Inc.	2.7	2.5
Hewlett Packard Co.	2.7	0.0
Lennar Corp. Class A	2.6	0.7
KB Home	2.5	2.3
	29.3

Top Five Market Sectors as of January 31, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	25.5	26.5
Health Care	17.8	18.6
Consumer Discretionary	15.3	16.0
Industrials	14.3	14.4
Consumer Staples	10.8	11.6

Annual Report 22

Fidelity Large Cap Growth Fund
Investments January 31, 2006
Showing Percentage of Net Assets

Common Stocks 98.5%
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY 15.3%
Distributors 2.8%
Building Material Holding Corp.	55,600	$ 4,401,852
Hotels, Restaurants & Leisure 1.9%
Penn National Gaming, Inc. (a)	95,100	3,052,710
Household Durables 10.2%
D.R. Horton, Inc.	100,600	3,754,392
KB Home	52,400	3,992,880
Lennar Corp. Class A	65,200	4,078,912
Ryland Group, Inc.	59,300	4,290,948
		16,117,132
Multiline Retail – 0.1%
Nordstrom, Inc.	3,700	154,364
Specialty Retail 0.3%
Lowe’s Companies, Inc.	7,400	470,270

TOTAL CONSUMER DISCRETIONARY		24,196,328

CONSUMER STAPLES 10.8%
Beverages 1.7%
Hansen Natural Corp. (a)(d)	29,700	2,607,660
Food & Staples Retailing – 4.4%
Costco Wholesale Corp.	8,900	444,021
CVS Corp.	23,200	644,032
Wal Mart Stores, Inc.	43,400	2,001,174
Walgreen Co.	40,200	1,739,856
Whole Foods Market, Inc.	29,100	2,149,617
		6,978,700
Food Products – 2.4%
General Mills, Inc.	45,400	2,206,894
Kellogg Co.	12,100	519,090
Seaboard Corp.	749	1,101,023
		3,827,007
Household Products – 0.5%
Procter & Gamble Co.	11,782	697,848
Tobacco – 1.8%
Altria Group, Inc.	40,100	2,900,834

TOTAL CONSUMER STAPLES		17,012,049

ENERGY 4.4%
Oil, Gas & Consumable Fuels 4.4%
ConocoPhillips	19,100	1,235,770
Devon Energy Corp.	18,000	1,227,780
Exxon Mobil Corp.	7,500	470,625
Frontier Oil Corp.	12,300	582,897
Sunoco, Inc.	27,500	2,618,000
Valero Energy Corp.	12,800	799,104
		6,934,176

	Shares	Value (Note 1)

FINANCIALS – 6.9%
Capital Markets 1.7%
Greenhill & Co., Inc.	8,700	$497,466
TD Ameritrade Holding Corp.	107,400	2,173,776
		2,671,242
Commercial Banks – 0.8%
Wells Fargo & Co.	19,500	1,216,020
Insurance – 3.0%
Fidelity National Financial, Inc.	72,700	2,869,469
Prudential Financial, Inc.	14,600	1,099,964
The Chubb Corp.	8,500	801,975
		4,771,408
Thrifts & Mortgage Finance – 1.4%
Radian Group, Inc.	38,200	2,186,186

TOTAL FINANCIALS		10,844,856

HEALTH CARE 17.8%
Biotechnology – 8.5%
Amgen, Inc. (a)	19,700	1,435,933
Biogen Idec, Inc. (a)	55,000	2,461,250
Genentech, Inc. (a)	29,800	2,560,416
Gilead Sciences, Inc. (a)	79,400	4,833,078
United Therapeutics Corp. (a)	32,000	2,069,440
		13,360,117
Health Care Equipment & Supplies 0.4%
Stryker Corp.	13,500	673,650
Health Care Providers & Services 6.4%
Aetna, Inc.	48,000	4,646,400
Cerner Corp. (a)	8,800	396,000
CIGNA Corp.	6,500	790,400
Community Health Systems, Inc. (a)	12,600	458,514
UnitedHealth Group, Inc.	63,600	3,779,112
		10,070,426
Pharmaceuticals 2.5%
Johnson & Johnson	67,600	3,889,704

TOTAL HEALTH CARE		27,993,897

INDUSTRIALS – 14.3%
Aerospace & Defense – 2.1%
L 3 Communications Holdings, Inc.	17,400	1,409,748
Precision Castparts Corp.	14,200	709,290
The Boeing Co.	11,500	785,565
United Technologies Corp.	5,500	321,035
		3,225,638
Electrical Equipment 0.2%
Energy Conversion Devices, Inc. (a)	7,000	352,520
Industrial Conglomerates 2.1%
General Electric Co.	100,000	3,275,000

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Fidelity Large Cap Growth Fund
Investments - continued

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Machinery – 5.3%
Deere & Co.	43,400	$3,114,384
Joy Global, Inc.	97,450	5,266,198
		8,380,582
Road & Rail 4.6%
Burlington Northern Santa Fe Corp.	16,100	1,289,932
CSX Corp.	29,800	1,595,194
Norfolk Southern Corp.	87,650	4,368,476
		7,253,602

TOTAL INDUSTRIALS		22,487,342

INFORMATION TECHNOLOGY 25.5%
Communications Equipment – 1.0%
QUALCOMM, Inc.	32,100	1,539,516
Computers & Peripherals 13.2%
Apple Computer, Inc. (a)	81,000	6,116,309
Hewlett Packard Co.	136,700	4,262,306
Komag, Inc. (a)(d)	61,300	2,884,778
SanDisk Corp. (a)	54,200	3,650,912
Western Digital Corp. (a)	174,500	3,814,570
		20,728,875
Internet Software & Services 1.0%
Google, Inc. Class A (sub. vtg.) (a)	2,600	1,126,450
Yahoo!, Inc. (a)	15,600	535,704
		1,662,154
Semiconductors & Semiconductor Equipment – 6.7%
Advanced Micro Devices, Inc. (a)	60,100	2,515,786
Conexant Systems, Inc. (a)	447,900	1,504,944
Cymer, Inc. (a)	41,100	1,855,254
Marvell Technology Group Ltd. (a)	7,200	492,624
NVIDIA Corp. (a)	4,700	211,312
SiRF Technology Holdings, Inc. (a)	40,400	1,361,076
Texas Instruments, Inc.	90,500	2,645,315
		10,586,311
Software 3.6%
Activision, Inc. (a)	44,410	636,839
Autodesk, Inc.	70,200	2,849,418
Microsoft Corp.	76,200	2,145,030
		5,631,287

TOTAL INFORMATION TECHNOLOGY		40,148,143

MATERIALS 2.3%
Metals & Mining – 2.3%
Phelps Dodge Corp.	16,600	2,664,300
Quanex Corp.	15,300	950,283
		3,614,583

	Shares	Value (Note 1)

TELECOMMUNICATION SERVICES 0.6%
Diversified Telecommunication Services – 0.6%
Qwest Communications International,
Inc. (a)	175,900	$ 1,058,918
UTILITIES 0.6%
Independent Power Producers & Energy Traders 0.6%
TXU Corp.	18,000	911,520
TOTAL COMMON STOCKS
(Cost $137,889,576)		155,201,812

Investment Companies 1.1%

iShares Russell 1000 Growth Index Fund
(Cost $1,758,319)	33,500	1,731,950

U.S. Treasury Obligations 0.8%
	Principal
	Amount
U.S. Treasury Bills, yield at date of
purchase 4.03% 2/2/06
(Cost $1,249,721)	$ 1,250,000	1,249,880

Money Market Funds 2.6%
	Shares
Fidelity Cash Central Fund,
4.46% (b)	270,399	270,399
Fidelity Securities Lending Cash
Central Fund, 4.48% (b)(c)	3,837,600	3,837,600
TOTAL MONEY MARKET FUNDS
(Cost $4,107,999)		4,107,999

TOTAL INVESTMENT PORTFOLIO 103.0%
(Cost $145,005,615)		162,291,641

NET OTHER ASSETS (3.0)%		(4,778,173)
NET ASSETS 100%	$ 157,513,468

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Affiliated Central Funds

Information regarding fiscal year to date income received by the fund from the affiliated Central funds is as follows:

Fund	Income received
Fidelity Cash Central Fund	$75,561
Fidelity Securities Lending Cash Central Fund	4,270
Total	$79,831

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Fidelity Large Cap Growth Fund Financial Statements

Statement of Assets and Liabilities
		January 31, 2006

Assets
Investment in securities, at value (in-
cluding securities loaned of
$3,758,072) — See accompany-
ing schedule:
Unaffiliated issuers (cost
$140,897,616)	$158,183,642
Affiliated Central Funds (cost
$4,107,999)	4,107,999
Total Investments (cost
$145,005,615)		$162,291,641
Receivable for investments sold		630,480
Receivable for fund shares sold		538,228
Dividends receivable		228,247
Interest receivable		15,354
Prepaid expenses		391
Receivable from investment adviser
for expense reductions		7,407
Other affiliated receivables		245
Other receivables		20,607
Total assets		163,732,600

Liabilities
Payable for investments purchased	$1,655,740
Payable for fund shares redeemed	558,981
Accrued management fee	83,019
Other affiliated payables	41,413
Other payables and accrued
expenses	42,379
Collateral on securities loaned, at
value	3,837,600
Total liabilities		6,219,132

Net Assets		$157,513,468
Net Assets consist of:
Paid in capital		$137,997,164
Undistributed net investment income		141,406
Accumulated undistributed net real-
ized gain (loss) on investments		2,088,872
Net unrealized appreciation (de-
preciation) on investments		17,286,026
Net Assets, for 13,321,333 shares
outstanding		$157,513,468
Net Asset Value, offering price and
redemption price per share
($157,513,468 ÷ 13,321,333
shares)		$11.82

Statement of Operations
	Year ended January 31, 2006

Investment Income
Dividends		$727,662
Special dividends		210,060
Interest		3,046
Income from affiliated Central Funds		79,831
Total income		1,020,599

Expenses
Management fee
Basic fee	$533,091
Performance adjustment	70,018
Transfer agent fees	318,448
Accounting and security lending
fees	35,112
Independent trustees’ compensation	367
Custodian fees and expenses	19,084
Registration fees	24,854
Audit	48,443
Legal	448
Miscellaneous	607
Total expenses before reductions	1,050,472
Expense reductions	(171,281)	879,191

Net investment income (loss)		141,408
Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,254,656
Futures contracts	104,035
Total net realized gain (loss)		5,358,691
Change in net unrealized appreci-
ation (depreciation) on investment
securities		12,042,840
Net gain (loss)		17,401,531
Net increase (decrease) in net as-
sets resulting from operations		$17,542,939

See accompanying notes which are an integral part of the financial statements.

Annual Report 26

Statement of Changes in Net Assets
	Year ended	Year ended
	January 31,	January 31,
	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 141,408	$ (22,007)
Net realized gain (loss)	5,358,691	3,223,363
Change in net unrealized appreciation (depreciation)	12,042,840	1,164,754
Net increase (decrease) in net assets resulting from operations	17,542,939	4,366,110
Distributions to shareholders from net realized gain	(2,688,652)	—
Share transactions
Proceeds from sales of shares	147,129,255	33,426,772
Reinvestment of distributions	2,613,416	—
Cost of shares redeemed	(56,552,222)	(11,423,588)
Net increase (decrease) in net assets resulting from share transactions	93,190,449	22,003,184
Redemption fees	15,640	4,378
Total increase (decrease) in net assets	108,060,376	26,373,672

Net Assets
Beginning of period	49,453,092	23,079,420
End of period (including undistributed net investment income of $141,406 and $0, respectively)	$ 157,513,468	$ 49,453,092

Other Information
Shares
Sold	13,225,898	3,583,804
Issued in reinvestment of distributions	227,848	—
Redeemed	(4,995,974)	(1,226,025)
Net increase (decrease)	8,457,772	2,357,779

Financial Highlights
Years ended January 31,	2006	2005	2004	2003	2002G
Selected Per Share Data
Net asset value, beginning of period	$ 10.17	$ 9.21	$ 6.93	$ 9.83	$ 10.00
Income from Investment Operations
Net investment income (loss)D	02E	(.01)F	(.01)	(.01)	(.01)
Net realized and unrealized gain (loss)	1.87	.97	2.29	(2.89)	(.16)
Total from investment operations	1.89	.96	2.28	(2.90)	(.17)
Distributions from net realized gain	(.24)	—	—	—	—
Redemption fees added to paid in capitalD	—I	—I	—I	—I	—
Net asset value, end of period	$ 11.82	$ 10.17	$ 9.21	$ 6.93	$ 9.83
Total ReturnB,C	18.66%	10.42%	32.90%	(29.50)%	(1.70)%
Ratios to Average Net AssetsH
Expenses before reductions	1.12%	1.30%	1.53%	1.43%	3.32%A
Expenses net of fee waivers, if any	1.00%	1.20%	1.20%	1.20%	1.20%A
Expenses net of all reductions	94%	1.13%	1.18%	1.18%	1.20%A
Net investment income (loss)	15%E	(.07)%F	(.15)%	(.12)%	(.42)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 157,513	$ 49,453	$ 23,079	$ 18,902	$ 9,936
Portfolio turnover rate	268%	274%	81%	245%	32%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.
F Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.32)%.
G For the period November 15, 2001 (commencement of operations) to January 31, 2002.
H Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrange ments or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.
I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Fidelity Mid Cap Growth Fund Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended January 31, 2006	Past 1	Life of
	year	fundA
Fidelity Mid Cap Growth	27.15%	10.00%

A From November 15, 2001.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Mid Cap Growth Fund on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Annual Report

28

Fidelity Mid Cap Growth Fund

Management’s Discussion of Fund Performance

Comments from Bahaa Fam, Portfolio Manager of Fidelity® Mid Cap Growth Fund

Most major U.S. stock benchmarks had double digit returns for the year ending January 31, 2006. Market performance was driven largely by oil. Height ened demand from the United States and China, among others, plus Hurricane Katrina’s devastation of domestic refining capacity in the Gulf Coast region, propelled oil prices to record highs. The energy component of the Standard & Poor’s 500SM Index soared nearly 46% during the period, while the next closest utilities rose about 17%. The overall return for the S&P 500® was 10.38% . In 2005, the S&P 500 beat the small cap Russell 2000® Index for the first time in six years, but quickly lost that advantage when the Russell benchmark jumped 9% in January, pushing its 12 month return to 18.89% . Mid caps did even better: The 21.45% return of the Russell Midcap® Index doubled the broader market’s performance for the period. The NASDAQ Composite® Index fared well, gaining 12.75%, but the Dow Jones Industrial AverageSM increased only 6.00% .

For the year ending January 31, 2006, the fund rose 27.15%, topping both the Russell Midcap® Growth Index and the LipperSM Mid Cap Funds Average, which posted gains of 22.08% and 19.40%, respectively. Opportune stock picking helped the fund outperform the index in eight of its 10 market sectors. Security selection in the information technology sector especially within the tech hardware and equipment industry added the most value. A number of strong performers in the energy sector also made a considerable contribution, as did some of our picks in the health care equipment/ services, capital goods and consumer durables/apparel industries. Among the best performers were Apple Computer, oil refiners Tesoro and Sunoco, and Gilead Sciences, which has a dominant position in the HIV drug market. Performance was dampened somewhat by unfavorable stock selection in a few areas, including the materials sector and the software and services group. Big detractors included Molina Healthcare, a managed care firm, and Tessera Technologies, a semiconductor packaging company, both of which disappointed on slower earnings growth. Security software maker McAfee also detracted, as investors worried about the anticipated introduction of competitive products by software giant Microsoft. Molina and McAfee were sold from the portfolio.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

29 29 Annual Report

Fidelity Mid Cap Growth Fund Investment Changes

Top Ten Stocks as of January 31, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Building Material Holding Corp.	2.4	0.0
Sunoco, Inc.	2.4	1.7
Joy Global, Inc.	2.4	0.0
Western Digital Corp.	2.2	1.0
Tesoro Corp.	2.0	1.5
Penn National Gaming, Inc.	2.0	1.3
Gilead Sciences, Inc.	1.9	1.2
KB Home	1.9	1.5
Autodesk, Inc.	1.8	1.8
D.R. Horton, Inc.	1.8	1.8
	20.8

Top Five Market Sectors as of January 31, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Consumer Discretionary	21.3	23.6
Information Technology	19.5	21.5
Health Care	15.9	15.8
Industrials	13.1	11.9
Energy	11.3	8.3

Annual Report 30

Fidelity Mid Cap Growth Fund
Investments January 31, 2006
Showing Percentage of Net Assets

Common Stocks 96.6%
	Shares	Value (Note 1)

CONSUMER DISCRETIONARY 21.3%
Automobiles – 0.4%
Harley Davidson, Inc.	28,700	$ 1,536,311
Distributors 2.4%
Building Material Holding Corp.	105,000	8,312,849
Diversified Consumer Services 0.4%
Bright Horizons Family Solutions, Inc. (a)	20,100	785,508
Career Education Corp. (a)	15,500	503,595
		1,289,103
Hotels, Restaurants & Leisure 5.2%
Isle of Capri Casinos, Inc. (a)	163,199	4,643,012
Monarch Casino & Resort, Inc. (a)	131,100	3,543,633
Penn National Gaming, Inc. (a)	212,000	6,805,200
Station Casinos, Inc.	48,700	3,255,595
		18,247,440
Household Durables 6.5%
D.R. Horton, Inc.	170,966	6,380,451
KB Home	88,900	6,774,180
Lennar Corp. Class A	54,700	3,422,032
Ryland Group, Inc.	86,100	6,230,196
		22,806,859
Media 2.4%
EchoStar Communications Corp.
Class A (a)	112,300	3,099,480
Gray Television, Inc.	115,900	1,026,874
Interactive Data Corp.	57,500	1,296,050
Liberty Corp., South Carolina	3,800	179,968
Navarre Corp. (a)(d)	46,300	255,113
R.H. Donnelley Corp. (a)	26,100	1,712,682
The Reader’s Digest Association, Inc.
(non vtg.)	47,400	753,186
Triple Crown Media, Inc. (a)	8,660	66,249
		8,389,602
Multiline Retail – 1.8%
Federated Department Stores, Inc.	11,600	772,908
Nordstrom, Inc.	129,900	5,419,428
		6,192,336
Specialty Retail 2.1%
Bed Bath & Beyond, Inc. (a)	52,900	1,978,989
The Men’s Wearhouse, Inc. (a)	31,600	1,079,772
TJX Companies, Inc.	44,200	1,128,426
Urban Outfitters, Inc. (a)	115,600	3,157,036
		7,344,223
Textiles, Apparel & Luxury Goods 0.1%
Carter’s, Inc. (a)	500	33,995
Timberland Co. Class A (a)	7,500	262,200
		296,195

TOTAL CONSUMER DISCRETIONARY		74,414,918

	Shares	Value (Note 1)

CONSUMER STAPLES 2.1%
Beverages 0.6%
Hansen Natural Corp. (a)(d)	24,100	$ 2,115,980
Food & Staples Retailing – 0.4%
BJ’s Wholesale Club, Inc. (a)	37,200	1,195,608
Food Products – 0.4%
Seaboard Corp.	990	1,455,290
Personal Products 0.7%
Playtex Products, Inc. (a)	186,000	2,496,120

TOTAL CONSUMER STAPLES		7,262,998

ENERGY 11.3%
Oil, Gas & Consumable Fuels 11.3%
Anadarko Petroleum Corp	10,900	1,175,238
Frontier Oil Corp.	121,300	5,748,407
Giant Industries, Inc. (a)	76,200	5,325,618
Holly Corp.	60,400	4,445,440
Sunoco, Inc.	86,300	8,215,760
Tesoro Corp.	97,800	7,087,566
Ultra Petroleum Corp. (a)	45,600	3,136,824
Valero Energy Corp.	71,000	4,432,530
		39,567,383

FINANCIALS – 8.2%
Capital Markets 1.9%
American Capital Strategies Ltd.	25,200	895,860
Greenhill & Co., Inc.	16,800	960,624
Legg Mason, Inc.	8,950	1,160,815
T. Rowe Price Group, Inc.	9,400	718,442
TD Ameritrade Holding Corp.	134,000	2,712,160
		6,447,901
Commercial Banks – 0.1%
Synovus Financial Corp.	12,300	340,341
Consumer Finance – 0.3%
CompuCredit Corp. (a)	29,400	1,180,704
Diversified Financial Services – 0.5%
Chicago Mercantile Exchange Holdings,
Inc. Class A	1,400	592,550
Moody’s Corp.	17,100	1,082,772
		1,675,322
Insurance – 2.3%
Fidelity National Financial, Inc.	126,600	4,996,902
Philadelphia Consolidated Holdings
Corp. (a)	6,500	631,475
Universal American Financial Corp. (a) .	150,191	2,473,646
		8,102,023
Real Estate 1.6%
Consolidated Tomoka Land Co.	400	28,236
Host Marriott Corp.	54,800	1,093,260

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Fidelity Mid Cap Growth Fund
Investments - continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Real Estate continued
Jones Lang LaSalle, Inc.	31,100	$ 1,830,857
Vornado Realty Trust	31,300	2,765,042
		5,717,395
Thrifts & Mortgage Finance – 1.5%
Radian Group, Inc.	90,400	5,173,592

TOTAL FINANCIALS		28,637,278

HEALTH CARE 15.9%
Biotechnology – 4.7%
Biogen Idec, Inc. (a)	88,400	3,955,900
Gilead Sciences, Inc. (a)	111,500	6,787,005
MedImmune, Inc. (a)	27,500	938,300
United Therapeutics Corp. (a)	76,100	4,921,387
		16,602,592
Health Care Equipment & Supplies 2.3%
American Medical Systems Holdings,
Inc. (a)	140,200	3,176,932
Dade Behring Holdings, Inc.	43,300	1,694,329
LifeCell Corp. (a)	81,656	1,771,935
ResMed, Inc. (a)	35,500	1,400,120
		8,043,316
Health Care Providers & Services 7.1%
Aetna, Inc.	61,800	5,982,240
American Healthways, Inc. (a)	34,420	1,537,886
CIGNA Corp.	51,200	6,225,920
Gentiva Health Services, Inc. (a)	95,200	1,807,848
Per Se Technologies, Inc. (a)	31,600	785,892
Pharmaceutical Product Development,
Inc.	64,900	4,489,782
Quest Diagnostics, Inc.	17,600	869,968
Sierra Health Services, Inc. (a)	52,200	2,068,164
UnitedHealth Group, Inc.	15,700	932,894
		24,700,594
Pharmaceuticals 1.8%
Alpharma, Inc. Class A	66,400	2,221,080
Barr Pharmaceuticals, Inc. (a)	17,900	1,173,882
CNS., Inc.	41,600	909,792
Forest Laboratories, Inc. (a)	16,700	772,876
Impax Laboratories, Inc. (a)	136,600	1,372,830
		6,450,460

TOTAL HEALTH CARE		55,796,962

INDUSTRIALS – 13.1%
Air Freight & Logistics – 0.3%
C.H. Robinson Worldwide, Inc.	21,800	882,028

	Shares	Value (Note 1)
Airlines – 0.5%
Mesa Air Group, Inc. (a)	155,500	$1,811,575
Building Products – 0.7%
Lennox International, Inc.	79,200	2,530,440
Commercial Services & Supplies 3.0%
Cintas Corp.	13,000	553,800
Clean Harbors, Inc. (a)	26,000	700,960
Copart, Inc. (a)	24,200	609,598
CoStar Group, Inc. (a)	22,300	1,115,000
Dun & Bradstreet Corp. (a)	65,800	4,756,024
Equifax, Inc.	24,200	927,344
Korn/Ferry International (a)	92,300	1,823,848
		10,486,574
Construction & Engineering – 1.0%
Washington Group International, Inc.	60,300	3,578,805
Electrical Equipment 1.1%
Energy Conversion Devices, Inc. (a)	15,500	780,580
Rockwell Automation, Inc.	17,400	1,149,618
Thomas & Betts Corp. (a)	46,300	2,067,295
		3,997,493
Industrial Conglomerates 0.3%
Walter Industries, Inc.	17,600	1,113,200
Machinery – 5.1%
Astec Industries, Inc. (a)	47,400	1,822,530
Cummins, Inc.	10,500	1,021,650
Deere & Co.	32,200	2,310,672
Ingersoll Rand Co. Ltd. Class A	21,000	824,670
Joy Global, Inc.	152,000	8,214,080
Timken Co.	48,700	1,761,479
Toro Co.	39,700	1,755,137
		17,710,218
Road & Rail 1.1%
Norfolk Southern Corp.	76,800	3,827,712

TOTAL INDUSTRIALS		45,938,045

INFORMATION TECHNOLOGY 19.5%
Communications Equipment – 0.9%
Harris Corp.	43,000	1,996,490
Plantronics, Inc.	29,100	1,018,500
		3,014,990
Computers & Peripherals 8.1%
Apple Computer, Inc. (a)	55,100	4,160,601
Emulex Corp. (a)	64,600	1,185,410
Komag, Inc. (a)(d)	123,300	5,802,498
NCR Corp. (a)	36,700	1,363,405
Network Appliance, Inc. (a)	15,600	486,720
QLogic Corp. (a)	55,900	2,217,553
SanDisk Corp. (a)	81,100	5,462,896
Western Digital Corp. (a)	346,100	7,565,746
		28,244,829

See accompanying notes which are an integral part of the financial statements.

Annual Report 32

Common Stocks continued
	Shares	Value (Note 1)

INFORMATION TECHNOLOGY – continued
Electronic Equipment & Instruments – 0.2%
Amphenol Corp. Class A	16,500	$838,695
IT Services 0.8%
Affiliated Computer Services, Inc.
Class A (a)	32,400	2,028,240
Cognizant Technology Solutions Corp.
Class A (a)	17,600	921,712
		2,949,952
Semiconductors & Semiconductor Equipment – 6.3%
Conexant Systems, Inc. (a)	1,191,000	4,001,760
Cymer, Inc. (a)	51,700	2,333,738
Lam Research Corp. (a)	55,561	2,579,697
Linear Technology Corp.	18,500	688,385
Marvell Technology Group Ltd. (a)	21,300	1,457,346
MEMC Electronic Materials, Inc. (a)	36,300	1,037,454
Microchip Technology, Inc.	21,100	791,461
NVIDIA Corp. (a)	66,900	3,007,824
Silicon Image, Inc. (a)	87,900	1,017,003
SiRF Technology Holdings, Inc. (a)	125,900	4,241,571
Tessera Technologies, Inc. (a)	27,400	884,472
		22,040,711
Software 3.2%
Activision, Inc. (a)	140,166	2,009,980
Autodesk, Inc.	157,600	6,396,984
Quest Software, Inc. (a)	92,300	1,462,032
THQ, Inc. (a)	43,800	1,149,750
		11,018,746

TOTAL INFORMATION TECHNOLOGY		68,107,923

MATERIALS 3.2%
Metals & Mining – 3.2%
Carpenter Technology Corp.	7,100	642,976
Freeport McMoRan Copper & Gold, Inc.
Class B	9,800	629,650
Nucor Corp.	43,100	3,630,313
Phelps Dodge Corp.	13,400	2,150,700
Quanex Corp.	65,600	4,074,416
		11,128,055

TELECOMMUNICATION SERVICES 1.3%
Wireless Telecommunication Services – 1.3%
American Tower Corp. Class A (a)	37,605	1,163,499

	Shares	Value (Note 1)
Nextel Partners, Inc. Class A (a)	57,200	$ 1,601,028
NII Holdings, Inc. (a)	38,300	1,894,318
		4,658,845
UTILITIES 0.7%
Independent Power Producers & Energy Traders 0.7%
AES Corp. (a)	144,900	2,469,096
TOTAL COMMON STOCKS
(Cost $292,331,421)		337,981,503
U.S. Treasury Obligations 0.2%
	Principal
	Amount
U.S. Treasury Bills, yield at date of
purchase 4.03% 2/2/06
(Cost $749,832)	$ 750,000	749,928
Money Market Funds 3.2%
	Shares
Fidelity Cash Central Fund, 4.46% (b)	7,090,904	7,090,904
Fidelity Securities Lending Cash
Central Fund, 4.48% (b)(c)	4,328,725	4,328,725
TOTAL MONEY MARKET FUNDS
(Cost $11,419,629)		11,419,629
TOTAL INVESTMENT PORTFOLIO 100.0%
(Cost $304,500,882)		350,151,060

NET OTHER ASSETS 0.0%		(168,706)
NET ASSETS 100%		$ 349,982,354

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.

(d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income received by the fund from the affiliated Central funds is as follows:

Fund	Income received
Fidelity Cash Central Fund	$163,824
Fidelity Securities Lending Cash Central Fund	26,281
Total	$190,105

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Fidelity Mid Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities
		January 31, 2006

Assets
Investment in securities, at value
(including securities loaned of
$4,232,971) — See accompanying
schedule:
Unaffiliated issuers (cost
$293,081,253)		$ 338,731,431
Affiliated Central Funds (cost
$11,419,629)		11,419,629
Total Investments (cost $304,500,882)		$ 350,151,060
Receivable for investments sold			10,223,922
Receivable for fund shares sold			8,308,047
Dividends receivable			512,776
Interest receivable			52,955
Prepaid expenses			523
Receivable from investment adviser for
expense reductions			42,353
Other affiliated receivables			221
Other receivables			37,515
Total assets			369,329,372

Liabilities
Payable for investments purchased		$ 14,337,823
Payable for fund shares redeemed		376,668
Accrued management fee		149,036
Other affiliated payables		111,222
Other payables and accrued expenses	.	43,544
Collateral on securities loaned, at value		4,328,725
Total liabilities			19,347,018

Net Assets		$ 349,982,354
Net Assets consist of:
Paid in capital		$ 299,441,958
Undistributed net investment income			92,185
Accumulated undistributed net realized
gain (loss) on investments			4,798,033
Net unrealized appreciation (depreci-
ation) on investments			45,650,178
Net Assets, for 24,335,332 shares
outstanding		$ 349,982,354
Net Asset Value, offering price and
redemption price per share
($349,982,354 ÷ 24,335,332
shares)			$ 14.38

Statement of Operations
	Year ended January 31, 2006

Investment Income
Dividends		$923,616
Special dividends		349,110
Interest		2,099
Income from affiliated Central
Funds		190,105
Total income		1,464,930

Expenses
Management fee
Basic fee	$825,127
Performance adjustment	(10,633)
Transfer agent fees	521,173
Accounting and security lending
fees	54,568
Independent trustees’
compensation	550
Custodian fees and expenses	17,443
Registration fees	42,016
Audit	49,256
Legal	674
Miscellaneous	897
Total expenses before reductions	1,501,071
Expense reductions	(130,506)	1,370,565

Net investment income (loss)		94,365
Realized and Unrealized Gain
(Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,361,425
Futures contracts	68,935
Total net realized gain (loss)		7,430,360
Change in net unrealized
appreciation (depreciation) on
investment securities		35,678,856
Net gain (loss)		43,109,216
Net increase (decrease) in net as-
sets resulting from operations .		$43,203,581

See accompanying notes which are an integral part of the financial statements.

Annual Report 34

Statement of Changes in Net Assets
	Year ended	Year ended
	January 31,	January 31,
	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 94,365	$ (190,811)
Net realized gain (loss)	7,430,360	4,435,142
Change in net unrealized appreciation (depreciation)	35,678,856	2,613,824
Net increase (decrease) in net assets resulting from operations	43,203,581	6,858,155
Distributions to shareholders from net realized gain	(3,553,675)	(1,079,181)
Share transactions
Proceeds from sales of shares	291,152,554	37,665,081
Reinvestment of distributions	3,468,594	1,040,369
Cost of shares redeemed	(61,971,708)	(27,492,890)
Net increase (decrease) in net assets resulting from share transactions	232,649,440	11,212,560
Redemption fees	24,756	6,749
Total increase (decrease) in net assets	272,324,102	16,998,283

Net Assets
Beginning of period	77,658,252	60,659,969
End of period (including undistributed net investment income of $92,185 and $0, respectively)	$ 349,982,354	$ 77,658,252

Other Information
Shares
Sold	22,202,240	3,481,582
Issued in reinvestment of distributions	270,044	90,703
Redeemed	(4,840,769)	(2,576,804)
Net increase (decrease)	17,631,515	995,481

Financial Highlights
Years ended January 31,	2006	2005	2004	2003	2002G
Selected Per Share Data
Net asset value, beginning of period	$ 11.58	$ 10.63	$ 7.32	$ 10.20	$ 10.00
Income from Investment Operations
Net investment income (loss)D	01E	(.03)F	(.07)	(.07)	(.02)
Net realized and unrealized gain (loss)	3.09	1.15	3.38	(2.81)	.22
Total from investment operations	3.10	1.12	3.31	(2.88)	.20
Distributions from net realized gain	(.30)	(.17)	—	—	—
Redemption fees added to paid in capitalD	—I	—I	—I	—I	—
Net asset value, end of period	$ 14.38	$ 11.58	$ 10.63	$ 7.32	$ 10.20
Total ReturnB,C	27.15%	10.55%	45.22%	(28.24)%	2.00%
Ratios to Average Net AssetsH
Expenses before reductions	1.04%	1.02%	1.25%	1.78%	2.40%A
Expenses net of fee waivers, if any	1.00%	1.02%	1.20%	1.20%	1.20%A
Expenses net of all reductions	95%	.99%	1.16%	1.17%	1.20%A
Net investment income (loss)	07%E	(.31)%F	(.77)%	(.89)%	(.86)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 349,982	$ 77,658	$ 60,660	$ 16,669	$ 18,501
Portfolio turnover rate	173%	220%	94%	181%	94%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.18)%.
F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.44)%.
G For the period November 15, 2001 (commencement of operations) to January 31, 2002.
H Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.
I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Notes to Financial Statements For the period ended January 31, 2006

1. Significant Accounting Policies.

Fidelity Large Cap Value Fund, Fidelity Mid Cap Value Fund, Fidelity Large Cap Growth Fund and Fidelity Mid Cap Growth Fund (the funds) are funds of Fidelity Devonshire Trust (the trust). On July 21, 2005 the Board of Trustees approved a change in the names of Fidelity Structured Large Cap Value Fund, Fidelity Structured Mid Cap Value Fund, Fidelity Structured Large Cap Growth Fund and Fidelity Structured Mid Cap Growth Fund to Fidelity Large Cap Value Fund, Fidelity Mid Cap Value Fund, Fidelity Large Cap Growth Fund and Fidelity Mid Cap Growth Fund effective July 31, 2005. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Certain funds may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by affiliates of Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, each fund uses independent pricing services approved by the Board of Trustees to value their investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because each fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the funds are informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non recurring dividends recognized by the funds are presented separately on the Statement of Operations as “Special Dividends” and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortiza tion of premium and accretion of discount on debt securities.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Distributions are recorded on the ex dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, certain funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to short term capital gains, futures transactions and losses deferred due to wash sales.

Annual Report

36

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal			Net Unrealized
	Income Tax	Unrealized	Unrealized	Appreciation/
	Purposes	Appreciation	Depreciation	(Depreciation)
Fidelity Large Cap Value Fund	$537,952,211	$51,585,230	$(8,016,154)	$43,569,076
Fidelity Mid Cap Value Fund	346,708,850	38,522,616	(7,034,266)	31,488,350
Fidelity Large Cap Growth Fund	145,583,287	19,839,096	(3,130,742)	16,708,354
Fidelity Mid Cap Growth Fund	305,061,492	50,443,935	(5,354,367)	45,089,568

				Undistributed
			Undistributed	Long-term
			Ordinary Income	Capital Gain
Fidelity Large Cap Value Fund			$6,450,266	$3,090,455
Fidelity Mid Cap Value Fund			4,222,385	1,465,511
Fidelity Large Cap Growth Fund			1,894,600	686,309
Fidelity Mid Cap Growth Fund			2,304,041	2,517,248

The tax character of distributions paid was as follows:

January 31, 2006
		Ordinary	Long-term
		Income	Capital Gains	Total
Fidelity Large Cap Value Fund		$12,434,627	$2,429,190	$14,863,817
Fidelity Mid Cap Value Fund		11,400,939	9,889,145	21,290,084
Fidelity Large Cap Growth Fund		1,568,381	1,120,271	2,688,652
Fidelity Mid Cap Growth Fund		1,412,879	2,140,796	3,553,675

January 31, 2005
		Ordinary	Long-term
		Income	Capital Gains	Total
Fidelity Large Cap Value Fund		$446,024	$981,252	$1,427,276
Fidelity Mid Cap Value Fund		363,688	2,909,505	3,273,193
Fidelity Mid Cap Growth Fund		—	1,079,181	1,079,181

Short Term Trading (Redemption) Fees. Shares held in the funds less than 30 days are subject to a redemption fee equal to 0.75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the funds and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits certain funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. Certain funds may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. Certain funds may use futures contracts to manage their exposure to the stock market and to fluctuations in interest rates and currency values. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

37 Annual Report

Notes to Financial Statements continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, are noted in the table below.
	Purchases ($)	Sales ($)
Fidelity Large Cap Value Fund	918,289,336	582,732,296
Fidelity Mid Cap Value Fund	641,259,081	469,829,694
Fidelity Large Cap Growth Fund	337,791,982	246,493,524
Fidelity Mid Cap Growth Fund	472,014,787	252,809,046

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly manage ment fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund’s average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for the funds is subject to a performance adjustment (up to a maximum .20% of each applicable fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each fund’s relative investment performance as compared to an appropriate benchmark index. For the period, each fund’s annual management fee rate expressed as a percentage of each fund’s average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Fidelity Large Cap Value Fund	30%	.27%	.57%
Fidelity Mid Cap Value Fund	30%	.27%	.50%
Fidelity Large Cap Growth Fund	30%	.27%	.65%
Fidelity Mid Cap Growth Fund	30%	.27%	.56%

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds’ transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Large Cap Value Fund	24%
Fidelity Mid Cap Value Fund	27%
Fidelity Large Cap Growth Fund	34%
Fidelity Mid Cap Growth Fund	33%

Accounting and Security Lending Fees. FSC maintains each fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. Certain funds may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Large Cap Value Fund	$ 13,487
Fidelity Mid Cap Value Fund	20,306
Fidelity Large Cap Growth Fund	8,578
Fidelity Mid Cap Growth Fund	12,615

Annual Report

38

4. Fees and Other Transactions with Affiliates continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund’s activity in this program during the period for which loans were outstanding was as follows:

			Weighted
	Borrower or	Average Daily	Average Interest	Interest
	Lender	Loan Balance	Rate	Expense
Fidelity Large Cap Value Fund	Borrower	$ 6,617,500	3.13%	$ 1,152

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emer gency purposes to fund shareholder redemptions or for other short term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented on each applicable fund’s Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to:

Fidelity Large Cap Value Fund	$ 13,002
Fidelity Mid Cap Value Fund	$ 27,589
Fidelity Large Cap Growth Fund	$ 4,270
Fidelity Mid Cap Growth Fund	$ 26,281

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable fund’s activity in this program during the period for which loans were outstanding was as follows:

	Average Daily	Weighted Average
	Loan Balance	Interest Rate
Fidelity Mid Cap Value Fund	$ 13,159,000	3.25%

8. Expense Reductions.

FMR voluntarily agreed to reimburse funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following funds were in reimbursement during the period:
	Expense	Reimbursement
	Limitations	from adviser
Fidelity Large Cap Growth Fund	1.00%	$118,762
Fidelity Mid Cap Growth Fund	1.00%	$64,133

39 Annual Report

Notes to Financial Statements continued
8. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable fund’s expenses. All of the applicable expense reductions are noted in the table below.

			Transfer
		Custody	Agent
	Brokerage Service	expense	expense
	Arrangements	reduction	reduction
Fidelity Large Cap Value Fund	$ 153,266	$693	$4,343
Fidelity Mid Cap Value Fund	116,920	—	2,680
Fidelity Large Cap Growth Fund	50,117	583	1,819
Fidelity Mid Cap Growth Fund	62,797	695	2,881

9. Other.

The funds’ organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the funds. In the normal course of business, the funds may also enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the funds. The risk of material loss from such claims is considered remote.

Annual Report

40

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Value Fund (formerly Fidelity Structured Large Cap Value Fund), Fidelity Mid Cap Value Fund (formerly Fidelity Structured Mid Cap Value Fund), Fidelity Large Cap Growth Fund (formerly Fidelity Structured Large Cap Growth Fund) and Fidelity Mid Cap Growth Fund (formerly Fidelity Structured Mid Cap Growth Fund):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Large Cap Value Fund (formerly Fidelity Structured Large Cap Value Fund), Fidelity Mid Cap Value Fund (formerly Fidelity Structured Mid Cap Value Fund), Fidelity Large Cap Growth Fund (formerly Fidelity Structured Large Cap Growth Fund) and Fidelity Mid Cap Growth Fund (formerly Fidelity Structured Mid Cap Growth Fund) (funds of Fidelity Devonshire Trust) at January 31, 2006, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Devonshire Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit in cludes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts March 14, 2006

41 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund’s activities, review contractual arrangements with companies that provide services to each fund, and review each fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 251 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapac itated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds’ Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Research & Analysis Company; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Large Cap Growth (2005 present), Large Cap Value (2005 present), Mid Cap Growth (2005 present), and Mid Cap Value (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

42

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The De pository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005 present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment compa nies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, includ ing Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He cur rently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corpo ration (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Rich field Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunica tions) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1999). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chairman of the Executive Committee (2000 2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002 present), and Metalmark Capi tal (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Devonshire Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993 2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984 present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002 present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998 present).

Annual Report

44

Name, Age; Principal Occupation Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Devonshire Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). He is Executive Vice President of FMR (2005 present) and FMR Co., Inc. (2005 present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2005 present). Previously, Mr. Churchill served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR.

Bahaa Fam (48)

Year of Election or Appointment: 2004

Vice President of Large Cap Growth and Mid Cap Growth. Prior to assuming his current responsibilities, Mr. Fam worked as a senior quantitative analyst and manager. Mr. Fam also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 2001

Secretary of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Research & Analysis Company (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004 present) and is a Vice President (2003 present) and an employee (2002 present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (39)

Year of Election or Appointment: 2006

Anti Money Laundering (AML) officer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Ganis also serves as AML officer of other Fidelity funds (2006 present) and FMR Corp. (2003 present). Before joining Fidelity Invest ments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000 2002).

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004 present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002 present). He is Chief Compliance Officer of FMR (2005 present), FMR Co., Inc. (2005 present), Fidelity Management & Research (U.K.) Inc. (2005 present), Fidelity Research & Analysis Company (2005 present), Fidelity Investment Money Management, Inc. (2005 present), and Strategic Advisers (2005 present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 2001

Assistant Treasurer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Annual Report

46

Name, Age; Principal Occupation Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Large Cap Growth, Large Cap Value, Mid Cap Growth, and Mid Cap Value. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Invest ments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

47 Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Large Cap Value Fund	03/06/06	03/03/06	$.02	$.20
Fidelity Mid Cap Value Fund	03/06/06	03/03/06	$.03	$.21
Fidelity Large Cap Growth Fund	03/06/06	03/03/06	$.01	$.18
Fidelity Mid Cap Growth Fund	03/06/06	03/03/06	$—	$.18

The funds hereby designate as capital gain dividends the amounts noted below for the taxable year indicated or for dividends for the taxable year ended 2006, if subsequently determined to be different, the net capital gain of such year.

Fund	January 31, 2006
Fidelity Large Cap Value Fund	$5,374,865
Fidelity Mid Cap Value Fund	$9,225,513
Fidelity Large Cap Growth Fund	$1,806,580
Fidelity Mid Cap Growth Fund	$4,136,259

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends received deduction for corporate shareholders:

	March 2005	December 2005
Fidelity Large Cap Value Fund	70%	51%
Fidelity Mid Cap Value Fund	66%	28%
Fidelity Large Cap Growth Fund	—%	38%
Fidelity Mid Cap Growth Fund	40%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	March 2005	December 2005
Fidelity Large Cap Value Fund	71%	51%
Fidelity Mid Cap Value Fund	70%	26%
Fidelity Large Cap Growth Fund	—%	36%
Fidelity Mid Cap Growth Fund	56%	86%

The funds will notify shareholders in January 2006 of amounts for use in preparing 2005 income tax returns.

Annual Report

48

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Large Cap Growth Fund (formerly Fidelity Structured Large Cap Growth Fund) Fidelity Large Cap Value Fund (formerly Fidelity Structured Large Cap Value Fund) Fidelity Mid Cap Growth Fund (formerly Fidelity Structured Mid Cap Growth Fund) Fidelity Mid Cap Value Fund (formerly Fidelity Structured Mid Cap Value Fund)

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for each fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub advisory agreements for each fund with affiliates of FMR that allow FMR to obtain research, non discretionary advice, or discretionary portfolio management at no additional expense to each fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for each fund to access the research and investment advisory support services supplied by FRAC at no additional expense to each fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under each fund’s management contract or sub advisory agreements; (ii) the investment process or strategies employed in the management of each fund’s assets; (iii) the nature or level of services provided under each fund’s management contract or sub advisory agreements; (iv) the day to day management of each fund or the persons primarily responsible for such management; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of each Agreement would not necessitate prior shareholder approval of the Agree ment or result in an assignment and termination of each fund’s management contract or sub advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which each fund will not bear any additional management fees or expenses and under which each fund’s portfolio manager would not change, it did not consider each fund’s investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of each fund’s management contract and sub advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to each fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of each fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that each fund’s Agreement is fair and reasonable, and that each fund’s Agreement should be approved.

49 Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvest ment of dividends and capital gains, and the effects of any sales charges.

Annual Report 50

To Write Fidelity

We’ll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(such as changing name, address, bank, etc.) Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

51 51 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Adviser
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Research & Analysis Company
(formerly Fidelity Management & Research
(Far East) Inc.)
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
Citibank, N.A.
New York, NY

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
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LMC UANN 0306 1.789259.102

Fidelity® Tax Free Bond Fund (Formerly Spartan® Tax-Free Bond Fund)

Annual Report January 31, 2006

Contents

Chairman’s Message	3	Ned Johnson’s message to shareholders.
Performance	4	How the fund has done over time.
Management’s	5	The managers’ review of fund
Discussion		performance, strategy and outlook.
Shareholder Expense	6	An example of shareholder expenses.
Example
Investment Changes	8	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	9	A complete list of the fund’s investments
		with their market values.
Financial Statements	27	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	31	Notes to the financial statements.
Report of Independent	36
Registered Public
Accounting Firm
Trustees and Officers	37
Distributions	48
Board Approval of	49
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s website at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public
Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public
Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s port folio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report 2

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

3 Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of perfor mance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended January 31, 2006	Past 1	Life of
	year	fundA
Tax Free Bond Fund	2.83%	6.16%
A From April 10, 2001.

$10,000 Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Tax Free Bond Fund on April 10, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the LB 3 Plus Year Non AMT Municipal Bond Index performed over the same period.

Annual Report 4

Management’s Discussion of Fund Performance

Comments from Christine Thompson, Portfolio Manager of Fidelity® Tax Free Bond Fund

2005 marked the third consecutive year that municipal bonds outperformed the investment grade taxable bond market, a trend that continued through the first month of 2006. While both markets were pressured by the steadily rising federal funds rate and fears of inflation, short term Treasury yields rose and long term yields fell to a greater extent than in municipal bonds, and many investors were attracted to the yield differential between longer dated municipals and taxable investment grade debt. As rates fell in the long end of the municipal market, many issuers looked to refinance existing debt costs or finance new projects at better relative rates. This demand contributed to record high issuance for calendar year 2005. For the year ending January 31, 2006, the Lehman Brothers® Municipal Bond Index a performance measure of approximately 34,000 investment grade, fixed rate, tax exempt bonds rose 2.83% . In comparison, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, gained a more modest 1.80% .

The fund returned 2.83% during the past year, while the LipperSM General Municipal Debt Funds Average was up 2.35% and the Lehman Brothers 3 Plus Year Non AMT Municipal Bond Index gained 2.95% . I suspect that the fund’s outperformance of its peer group average was driven by its comparatively large stake in bonds that were prerefunded during the period. This process involves issuers refinancing outstanding debt by issuing new debt and using the proceeds to purchase U.S. government securities to back the refinanced bonds to a date prior to their maturity, typically the bonds’ first call date. As a result of that government backing, the bonds generally enjoyed price increases. We also had generally favorable sector selection, particularly the fund’s emphasis on lower rated hospital bonds. Security selection within that sector benefited returns as well. Detracting from perfor mance was the fund’s underweighting relative to the index and likely its competitors in tobacco bonds, which were far and away the muni market’s best performing sector during the period. Also hurting performance was what I believe to be an underweighting relative to competitors in lower quality securities, which outpaced the high quality bonds I emphasized.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

5 Annual Report 5

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2005 to January 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

6

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	August 1, 2005
	August 1, 2005	January 31, 2006	to January 31, 2006
Actual	$1,000.00	$1,015.20	$1.27
Hypothetical (5% return per year
before expenses)	$1,000.00	$1,023.95	$1.28

* Expenses are equal to the Fund’s annualized expense ratio of .25%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

7 Annual Report

Investment Changes

Top Five States as of January 31, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Texas	18.0	19.4
Illinois	12.2	14.4
California	11.8	11.0
New York	6.5	5.3
Indiana	5.0	4.8
Top Five Sectors as of January 31, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Obligations	42.7	43.6
Escrowed/Pre Refunded	12.7	9.8
Electric Utilities	9.7	11.4
Health Care	8.2	9.0
Special Tax	8.0	9.2
Average Years to Maturity as of January 31, 2006
		6 months ago
Years	13.6	13.5

Average years to maturity is based on the average time remaining to the stated maturity date of each bond, weighted by the market value of each bond.

Duration as of January 31, 2006
6 months ago
Years	6.8	7.0

Duration shows how much a bond fund’s price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund’s performance and share price. Accordingly, a bond fund’s actual performance may differ from this example.

We have used ratings from Moody’s® Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P® ratings.

*ShortTerm Investments and Net Other Assets are not included in the pie chart.

Annual Report 8

Investments January 31, 2006
Showing Percentage of Net Assets

Municipal Bonds 96.8%
	Principal	Value
	Amount	(Note 1)
Alabama – 0.4%
Birmingham Wtrwks. & Swr. Board Wtr. & Swr. Rev.
Series B, 5% 1/1/43 (MBIA Insured)	$ 1,280,000	$ 1,307,686
Jefferson County Swr. Rev. Series D, 5.65% 2/1/17
(Pre-Refunded to 2/1/07 @ 101) (e)	105,000	108,494
		1,416,180

Arizona – 1.7%
Arizona Ctfs. of Prtn. Series B, 5.5% 9/1/10 (FSA
Insured)	2,000,000	2,159,880
Glendale Indl. Dev. Auth. Hosp. Rev. (John C. Lincoln
Health Network Proj.) 5% 12/1/35	750,000	746,490
Phoenix Civic Impt. Corp. Excise Tax Rev. (Civic Plaza
Expansion Proj.) Series A, 5% 7/1/41 (FGIC Insured)	1,000,000	1,031,780
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. 5% 7/1/29
(MBIA Insured)	1,000,000	1,046,570
Univ. of Arizona Univ. Revs. Series 2005 A, 5% 6/1/28
(AMBAC Insured)	1,285,000	1,345,395
		6,330,115

Arkansas – 0.3%
Arkansas Gen. Oblig. (College Savings Prog.) Series
2001 A, 0% 6/1/12	1,415,000	1,099,285
California – 11.8%
California Dept. of Wtr. Resources Pwr. Supply Rev.:
Series 2002 A, 5.125% 5/1/18 (Pre-Refunded to
5/1/12 @ 101) (e)	1,000,000	1,097,850
Series A:
5.25% 5/1/11 (FSA Insured)	2,000,000	2,163,280
5.5% 5/1/15 (AMBAC Insured)	600,000	664,110
5.875% 5/1/16 (Pre-Refunded to 5/1/12 @
101) (e)	1,000,000	1,136,560
6% 5/1/14 (MBIA Insured)	1,500,000	1,705,320
California Econ. Recovery Series A, 5.25% 7/1/13
(MBIA Insured)	1,000,000	1,101,680
California Gen. Oblig.:
5% 2/1/11	1,000,000	1,062,070
5% 12/1/11 (MBIA Insured)	2,000,000	2,156,820
5.25% 2/1/14	1,000,000	1,087,000
5.25% 2/1/15	1,240,000	1,346,206
5.25% 2/1/16	500,000	542,485
5.25% 2/1/28	500,000	529,830
5.25% 12/1/33	2,000,000	2,120,200
5.25% 4/1/34	1,300,000	1,376,830

See accompanying notes which are an integral part of the financial statements.

9 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
California – continued
California Gen. Oblig.: – continued
5.5% 3/1/11 (XL Cap. Assurance, Inc. Insured)	$ 500,000	$ 545,410
5.5% 9/1/24 (Pre-Refunded to 9/1/09 @ 101) (e)	100,000	108,289
5.5% 4/1/30	2,100,000	2,302,062
5.5% 11/1/33	1,300,000	1,416,935
5.625% 5/1/20	160,000	173,486
5.625% 5/1/20 (Pre-Refunded to 5/1/10 @ 101) (e)	140,000	153,537
6.6% 2/1/09	150,000	163,022
6.6% 2/1/10	2,190,000	2,432,411
6.75% 8/1/10	500,000	563,715
California Infrastructure & Econ. Dev. Bank Rev. (Clean
Wtr. State Revolving Fund Proj.) 5% 10/1/15	2,160,000	2,313,792
California Pub. Works Board Lease Rev.:
Series 2005 A, 5.25% 6/1/30	1,200,000	1,259,472
Series 2005 H, 5% 6/1/18	1,000,000	1,057,990
Series 2005 K, 5% 11/1/16	1,300,000	1,395,290
Series B, 5.25% 11/1/24 (XL Cap. Assurance, Inc.
Insured)	1,000,000	1,084,030
California Statewide Cmntys. Dev. Auth. Rev.:
(Kaiser Fund Hosp./Health Place, Inc. Proj.) Series
2002 C, 3.85%, tender 6/1/12 (b)	300,000	296,997
(Kaiser Permanente Health Sys. Proj.) Series 2004 G,
2.3%, tender 5/1/07 (b)	1,000,000	987,040
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev.:
Series A, 5% 1/1/35 (MBIA Insured)	200,000	203,686
5% 1/15/16 (MBIA Insured)	200,000	211,578
5.75% 1/15/40	300,000	305,745
Golden State Tobacco Securitization Corp. Series A:
5% 6/1/35 (FGIC Insured)	1,600,000	1,652,896
5% 6/1/45	3,200,000	3,231,456
5% 6/1/45 (FGIC Insured)	1,000,000	1,023,900
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev. Series A,
5.125% 7/1/41 (MBIA Insured)	500,000	516,540
Marina Gen. Oblig. 5.25% 8/1/35 (AMBAC Insured)	1,170,000	1,287,936
North City West School Facilities Fing. Auth. Spl. Tax
Series C, 5% 9/1/09 (AMBAC Insured) (a)	1,000,000	1,041,730
San Diego Unified School District (Election of 1998 Proj.)
Series E2, 5.5% 7/1/26 (FSA Insured)	1,000,000	1,170,920
		44,990,106

Colorado – 2.2%
Broomfield Coliseum City & County Ctfs. of Prtn. 6%
12/1/29 (AMBAC Insured)	1,750,000	1,901,445
See accompanying notes which are an integral part of the financial statements.

Annual Report 10

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Colorado – continued
Colorado Health Facilities Auth. Retirement Hsg. Rev.
(Liberty Heights Proj.) 0% 7/15/22 (Escrowed to
Maturity) (e)	$1,000,000	$468,970
Colorado Wtr. Resources and Pwr. Dev. Auth. Wtr.
Resources Rev. (Parker Wtr. and Sanitation District
Proj.) Series D, 5.25% 9/1/43 (MBIA Insured)	1,800,000	1,904,310
Dawson Ridge Metropolitan District # 1 Series 1992 A,
0% 10/1/22 (Escrowed to Maturity) (e)	1,000,000	464,440
E 470 Pub. Hwy. Auth. Rev.:
Series 2000 A, 5.75% 9/1/29 (MBIA Insured)	1,000,000	1,099,360
Series B, 0% 9/1/13 (MBIA Insured)	1,415,000	1,037,294
El Paso County School District #49, Falcon 5.5%
12/1/21 (FGIC Insured)	1,500,000	1,615,035
		8,490,854

Connecticut – 0.1%
Connecticut Health & Edl. Facilities Auth. Rev.
(Greenwich Hosp. Proj.) Series A, 5.8% 7/1/26
(MBIA Insured)	205,000	210,990
District Of Columbia – 0.7%
District of Columbia Ctfs. of Prtn. (District’s Pub. Safety
and Emergency Preparedness Communications Ctr.
and Related Technology Proj.) 5.5% 1/1/19 (AMBAC
Insured)	1,565,000	1,720,577
District of Columbia Gen. Oblig. Series B, 0% 6/1/12
(MBIA Insured)	1,000,000	772,550
District of Columbia Rev. (George Washington Univ.
Proj.) Series A, 5.75% 9/15/20 (MBIA Insured)	200,000	216,422
		2,709,549

Florida – 3.0%
Florida Gen. Oblig. (Dept. of Trans. Right of Way Proj.)
Series B, 6.375% 7/1/08	2,305,000	2,461,809
Highlands County Health Facilities Auth. Rev. (Adventist
Health Sys./Sunbelt Obligated Group Proj.):
Series A, 5% 11/15/16	800,000	838,424
3.95%, tender 9/1/12 (b)	1,000,000	993,110
5%, tender 11/16/09 (b)	1,000,000	1,040,460
Hillsborough County Indl. Dev. Auth. Poll. Cont. Rev.
(Tampa Elec. Co. Proj.) 4%, tender 8/1/07 (b)	3,000,000	3,000,000
JEA Elec. Sys. Rev. Series 3A, 5% 10/1/41 (FSA
Insured)	1,700,000	1,743,877

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Florida – continued
Seminole County School Board Ctfs. of Prtn. Series A,
5% 7/1/16 (MBIA Insured)	$ 200,000	$ 217,020
Volusia County School Board Ctfs. of Prtn. (School Board
of Volusia County Master Lease Prog.) 5% 8/1/08
(FSA Insured)	1,000,000	1,036,740
		11,331,440

Georgia – 1.5%
Atlanta Wtr. & Wastewtr. Rev.:
5% 11/1/37 (FSA Insured)	1,900,000	1,954,074
5% 11/1/43 (FSA Insured)	1,500,000	1,538,340
Augusta Wtr. & Swr. Rev. 5.25% 10/1/39 (FSA Insured)	1,500,000	1,598,700
Colquitt County Dev. Auth. Rev. Series A, 0% 12/1/21
(Escrowed to Maturity) (e)	1,000,000	484,080
		5,575,194

Illinois – 12.2%
Bolingbrook Gen. Oblig. Series A, 5.375% 1/1/38
(FGIC Insured)	3,000,000	3,157,050
Chicago Board of Ed. (Westinghouse High School Proj.)
Series C, 5.25% 12/1/19 (MBIA Insured)	1,000,000	1,092,200
Chicago Gen. Oblig.:
(City Colleges Proj.) 0% 1/1/30 (FGIC Insured)	1,000,000	324,710
(Neighborhoods Alive 21 Prog.) 5% 1/1/43 (AMBAC
Insured)	1,040,000	1,061,746
Series 2004 A, 5.25% 1/1/29 (FSA Insured)	1,000,000	1,061,720
Series A:
5% 1/1/41 (Pre-Refunded to 1/1/15 @ 100) (e)	1,000,000	1,061,440
5.25% 1/1/33 (MBIA Insured)	500,000	521,625
Chicago Motor Fuel Tax Rev. 6.125% 1/1/09 (AMBAC
Insured)	1,000,000	1,073,740
Chicago Pub. Bldg. Commission Bldg. Rev. (Chicago
Transit Auth. Proj.) 5.25% 3/1/16 (AMBAC Insured) .	3,000,000	3,259,890
Chicago Transit Auth. Cap. Grant Receipts Rev. (Douglas
Branch Proj.) Series 2003 B, 4.25% 6/1/08 (AMBAC
Insured)	600,000	600,456
Coles, Cumberland, Moultrie & Shelby Counties Cmnty.
Unit School District #2, Mattoon 5.35% 2/1/19 (Pre-
Refunded to 2/1/11 @ 100) (e)	1,495,000	1,619,309
Cook County Gen. Oblig. Series C, 5% 11/15/25
(AMBAC Insured)	500,000	518,880
DuPage County Cmnty. High School District #108, Lake
Park 5.6% 1/1/20 (FSA Insured)	3,175,000	3,501,136

See accompanying notes which are an integral part of the financial statements.

Annual Report 12

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Illinois – continued
Illinois Dev. Fin. Auth. Rev. (Adventist Health Sys. Proj.)
Series 1997 A, 5.5% 11/15/13 (MBIA Insured)	$1,000,000	$1,106,460
Illinois Edl. Facilities Auth. Revs.:
(DePaul Univ. Proj.) 5.65% 10/1/13 (Pre-Refunded to
10/1/07 @ 102) (e)	100,000	105,792
(Northwestern Univ. Proj.) 5% 12/1/38	1,100,000	1,130,041
Illinois Gen. Oblig.:
First Series, 5.375% 7/1/11 (MBIA Insured)	1,500,000	1,630,560
Series 2006, 5.5% 1/1/31	1,000,000	1,162,070
5.5% 4/1/17 (MBIA Insured)	400,000	427,352
5.5% 4/1/25 (MBIA Insured)	1,000,000	1,056,920
5.6% 4/1/21 (MBIA Insured)	400,000	426,972
Illinois Health Facilities Auth. Rev. (Lake Forest Hosp.
Proj.) Series A, 6% 7/1/17	2,700,000	2,959,443
Illinois Sales Tax Rev.:
First Series, 5.5% 6/15/15	1,200,000	1,296,924
5% 6/15/30 (FSA Insured)	3,000,000	3,108,810
6% 6/15/20	300,000	327,699
Jersey & Greene Counties Cmnty. Unit School District
#100 0% 12/1/18 (FSA Insured)	1,100,000	629,398
Joliet School District #86 Gen. Oblig. Cap. Appreciation
0% 11/1/19 (FSA Insured)	2,260,000	1,240,876
Kane & DuPage Counties Cmnty. Unit School District
#303, Saint Charles Series A, 5.5% 1/1/17 (Pre-Re-
funded to 1/1/12 @ 100) (e)	1,000,000	1,099,760
Kane County School District #129, Aurora West Side
Series A, 5.75% 2/1/21 (Pre-Refunded to 2/1/12 @
100) (e)	1,445,000	1,610,351
Lake County Warren Township High School District
#121, Gurnee Series C, 5.5% 3/1/23 (AMBAC
Insured)	1,000,000	1,107,710
Metropolitan Pier & Exposition Auth. Dedicated State Tax
Rev. (McCormick Place Expansion Proj.):
Series 2002 A, 5.75% 6/15/41 (MBIA Insured)	1,400,000	1,538,208
Series A:
0% 6/15/15 (FGIC Insured)	5,250,000	3,563,490
0% 6/15/16 (FGIC Insured)	1,000,000	644,670
0% 12/15/16 (MBIA Insured)	1,935,000	1,218,702
		46,246,110

Indiana – 5.0%
Anderson School Bldg. Corp. 5.5% 1/15/28 (FSA
Insured)	560,000	610,904

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Indiana – continued
Beech Grove School Bldg. Corp. 5.625% 7/5/24 (MBIA
Insured)	$ 1,875,000	$ 2,144,213
Clark Pleasant Cmnty. School Bldg. Corp. 5.5%
7/15/16 (Pre-Refunded to 1/15/12 @ 100) (e)	685,000	753,753
Crown Point Multi-School Bldg. Corp. 5% 7/15/19
(FGIC Insured)	1,225,000	1,309,635
Hamilton Southeastern Consolidated School Bldg. Corp.
5.5% 1/15/19 (Pre-Refunded to 7/15/11 @ 100) (e)	1,075,000	1,177,469
Hammond School Bldg. Corp. 5% 7/15/18 (MBIA
Insured)	1,000,000	1,069,930
Indiana Health Facilities Fing. Auth. Hosp. Rev. 5.5%
2/15/30 (Pre-Refunded to 8/15/10 @ 101.5) (e)	1,000,000	1,097,740
Indiana Trans. Fin. Auth. Hwy. Series A, 0% 6/1/17
(AMBAC Insured)	1,000,000	616,220
Indianapolis Local Pub. Impt. Bond Bank (Wtrwks. Proj.)
Series A, 5% 1/1/09 (MBIA Insured)	2,000,000	2,084,540
Muncie School Bldg. Corp. 5.25% 1/10/13 (MBIA
Insured)	1,630,000	1,779,112
Petersburg Poll. Cont. Rev. 5.75% 8/1/21	3,000,000	3,136,290
Portage Township Multi-School Bldg. Corp. 5.25%
7/15/26 (MBIA Insured)	1,000,000	1,072,310
Rockport Poll. Cont. Rev. 4.9%, tender 6/1/07 (b)	1,000,000	1,010,700
South Harrison School Bldg. Corp. Series A, 5.25%
1/15/25 (FSA Insured)	1,000,000	1,076,870
		18,939,686

Iowa 0.8%
Tobacco Settlement Auth. Tobacco Settlement Rev. 5.3%
6/1/25 (Pre-Refunded to 6/1/11 @ 101) (e)	2,800,000	3,006,108
Kansas 0.5%
Burlington Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co.
Proj.) Series A, 4.75%, tender 10/1/07 (b)	1,000,000	1,011,240
Kansas Dev. Fin. Auth. Health Facilities Rev. (Hays Med.
Ctr. Proj.) Series 2005 L, 5.25% 11/15/14	650,000	697,190
Kansas Dev. Fin. Auth. Rev. (Sisters of Charity of
Leavenworth Health Svcs. Corp. Proj.) 5.25%
12/1/09 (MBIA Insured)	225,000	235,742
		1,944,172

See accompanying notes which are an integral part of the financial statements.

Annual Report 14

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Kentucky 0.3%
Kentucky Property & Bldgs. Commission Revs. (#71 Proj.)
5.5% 8/1/09	$750,000	$799,950
Louisville & Jefferson County Metropolitan Swr. District
Swr. & Drain Sys. Rev. Series A, 5.25% 5/15/37
(FGIC Insured)	500,000	535,565
		1,335,515

Maine – 1.4%
Maine Tpk. Auth. Tpk. Rev.:
Series 2000, 5.75% 7/1/28 (Pre-Refunded to 7/1/10
@ 101) (e)	4,025,000	4,438,768
5.25% 7/1/30 (FSA Insured)	1,000,000	1,063,520
		5,502,288

Maryland 0.6%
Baltimore Convention Ctr. Hotel Rev. Series A, 5.25%
9/1/39 (XL Cap. Assurance, Inc. Insured) (a)	2,000,000	2,135,500
Massachusetts 4.9%
Massachusetts Bay Trans. Auth. Series A:
5% 7/1/31	1,000,000	1,045,790
7% 3/1/09	1,000,000	1,100,630
Massachusetts Fed. Hwy.:
Series 1998 A, 5.25% 6/15/12 (Pre-Refunded to
12/15/08 @ 101) (e)	2,610,000	2,758,535
Series 2000 A, 5.75% 6/15/13	1,000,000	1,088,160
Massachusetts Gen. Oblig.:
Series 2005 A, 5% 3/1/23 (FSA Insured)	1,500,000	1,587,420
Series 2005 C, 5.25% 9/1/23	1,400,000	1,518,342
Series D, 5.25% 10/1/20 (Pre-Refunded to 10/1/13
@ 100) (e)	1,100,000	1,199,748
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply
Sys. Rev. Series A, 5.1% 7/1/07 (Escrowed to
Maturity) (e)	200,000	205,140
Massachusetts School Bldg. Auth. Dedicated Sales Tax
Rev. Series A:
5% 8/15/23 (FSA Insured)	3,000,000	3,172,410
5% 8/15/30 (FSA Insured)	2,500,000	2,613,750
Springfield Gen. Oblig. 5% 8/1/21 (MBIA Insured)	2,040,000	2,161,788
		18,451,713

Michigan – 2.0%
Ann Arbor Bldg. Auth. Series 2000, 5.75% 3/1/15
(Pre-Refunded to 3/1/10 @ 100) (e)	20,000	21,751

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Michigan – continued
Detroit City School District 5.375% 5/1/15 (Pre-Re-
funded to 5/1/09 @ 101) (e)	$ 375,000	$ 400,793
Detroit Swr. Disp. Rev. Series A, 5.875% 7/1/22 (Pre-
Refunded to 1/1/10 @ 101) (e)	150,000	163,760
Detroit Wtr. Supply Sys. Rev. Series 2001 A, 5.25%
7/1/33 (FGIC Insured)	50,000	52,442
Ferris State Univ. Rev. 5% 10/1/18 (MBIA Insured)	1,395,000	1,481,504
Fowlerville Cmnty. School District 5.25% 5/1/16 (FGIC
Insured)	1,100,000	1,199,726
Livonia Pub. School District Series II, 0% 5/1/21 (FGIC
Insured) (Pre-Refunded to 5/1/07 @ 39.31)	1,200,000	451,344
Michigan Muni. Bond Auth. Rev. (Detroit School District
Proj.) Series B, 5% 6/1/12 (FSA Insured)	1,000,000	1,072,110
South Redford School District 5% 5/1/22 (MBIA Insured)	1,575,000	1,660,727
Sterling Heights Bldg. Auth. 5.75% 10/1/15 (Pre-Re-
funded to 10/1/08 @ 100.5) (e)	160,000	170,675
Willow Run Cmnty. Schools County of Washtenaw 5%
5/1/19 (FSA Insured)	1,000,000	1,063,070
		7,737,902

Minnesota 0.5%
Minneapolis & Saint Paul Metropolitan Arpts.
Commission Arpt. Rev. Series 2001 C, 5.25% 1/1/32
(FGIC Insured)	1,000,000	1,045,220
Saint Paul Port Auth. Lease Rev. (HealthEast Midway
Campus Proj.) Series 2003 A, 5.75% 5/1/25	700,000	714,805
		1,760,025

Missouri – 0.6%
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll.
Cont. & Drinking Wtr. Rev. (State Revolving Fund
Prog.) Series 2003 A, 5.125% 1/1/21	1,000,000	1,064,820
Missouri Highways & Trans. Commission State Road Rev.
Series 2001 A, 5.625% 2/1/13	500,000	546,860
Saint Louis Muni. Fin. Corp. Leasehold Rev. (Civil Courts
Bldg. Proj.) Series A, 5% 8/1/11 (FSA Insured)	765,000	817,563
		2,429,243

See accompanying notes which are an integral part of the financial statements.

Annual Report 16

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Montana 0.4%
Forsyth Poll. Cont. Rev. (Portland Gen. Elec. Co. Projs.)
Series A, 5.2%, tender 5/1/09 (b)	$400,000	$414,420
Montana Board of Regents Higher Ed. Rev. (Montana
State Univ. Proj.) 5% 11/15/34 (AMBAC Insured)	1,000,000	1,038,820
		1,453,240

Nebraska – 0.1%
Omaha Gen. Oblig. 5.75% 12/1/14	380,000	418,733
Nevada 0.9%
Clark County Gen. Oblig. Series 2000, 5.5% 7/1/30
(MBIA Insured)	500,000	530,035
Clark County Hwy. Impt. Rev. (Motor Vehicle Fuel Tax)
5% 7/1/11 (AMBAC Insured)	1,000,000	1,067,740
Clark County School District Series 2000 A, 5.75%
6/15/17 (Pre-Refunded to 6/15/10 @ 100) (e)	200,000	218,660
Las Vegas Valley Wtr. District Series B, 5.25% 6/1/17
(MBIA Insured)	500,000	538,850
Washoe County School District Gen. Oblig. Series D, 5%
6/1/10 (MBIA Insured)	1,000,000	1,060,950
		3,416,235

New Hampshire – 0.3%
New Hampshire Health & Ed. Facilities Auth. Rev. (Dart-
mouth-Hitchcock Proj.) 5.5% 8/1/27 (FSA Insured)	1,000,000	1,085,580
New Jersey – 1.9%
New Jersey Econ. Dev. Auth. Rev.:
Series 2005 K, 5.5% 12/15/19 (AMBAC Insured)	1,000,000	1,150,340
Series 2005 O, 5.25% 3/1/23	1,000,000	1,069,190
Series O, 5.25% 3/1/21 (MBIA Insured)	1,000,000	1,086,400
New Jersey Tpk. Auth. Tpk. Rev. Series A, 5% 1/1/25
(FSA Insured)	500,000	526,800
New Jersey Trans. Trust Fund Auth. Series B:
5.25% 12/15/10 (FGIC Insured)	1,000,000	1,074,400
5.25% 12/15/22 (AMBAC Insured)	1,000,000	1,119,480
Tobacco Settlement Fing. Corp.:
4.375% 6/1/19	175,000	174,872
6.125% 6/1/24	400,000	434,720
6.125% 6/1/42	700,000	733,600
		7,369,802

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
New York – 6.5%
Erie County Indl. Dev. Agcy. School Facility Rev. (Buffalo
City School District Proj.):
Series 2003:
5.75% 5/1/16 (FSA Insured)	$600,000	$668,622
5.75% 5/1/21 (FSA Insured)	500,000	549,050
Series 2004, 5.75% 5/1/24 (FSA Insured)	2,225,000	2,511,002
Metropolitan Trans. Auth. Commuter Facilities Rev.:
Series 1992 B, 6.1% 7/1/09 (Escrowed to
Maturity) (e)	25,000	27,232
Series 1997 E, 5% 7/1/16 (Pre-Refunded to 7/1/13
@ 100) (e)	10,000	10,876
Metropolitan Trans. Auth. Rev.:
Series 2002 A, 5.75% 11/15/32	1,700,000	1,886,830
Series F, 5.25% 11/15/27 (MBIA Insured)	200,000	213,976
Metropolitan Trans. Auth. Svc. Contract Rev. Series 7,
4.75% 7/1/19 (Pre-Refunded to 1/1/18 @ 100) (e) .	35,000	37,708
Nassau County Gen. Oblig. Series Z, 5% 9/1/11
(FGIC Insured)	200,000	211,752
New York City Gen. Oblig.:
Series 2003 I, 5.75% 3/1/16	400,000	442,764
Series 2005 C, 5% 8/1/11	1,000,000	1,061,550
Series 2005 G:
5% 8/1/15	2,800,000	3,001,096
5.625% 8/1/13 (MBIA Insured)	2,000,000	2,211,960
Series 2005 J, 5% 3/1/20	1,000,000	1,050,580
Series C:
5.75% 3/15/27 (FSA Insured)	150,000	164,367
5.75% 3/15/27 (Pre-Refunded to 3/15/12 @
100) (e)	350,000	391,783
Subseries 2005 F1, 5.25% 9/1/14	700,000	762,454
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2002 A, 5.125% 6/15/34 (FSA Insured)	200,000	209,548
Series A, 6% 6/15/28 (Pre-Refunded to 6/15/12 @
100) (e)	1,000,000	1,128,750
New York City Transitional Fin. Auth. Rev. Series A,
5.75% 2/15/16	5,000	5,440
New York State Dorm. Auth. Revs. (City Univ. Sys.
Consolidation Proj.) Series A, 5.75% 7/1/13	1,000,000	1,095,280
New York State Thruway Auth. Gen. Rev. Series 2005 G,
5.25% 1/1/27 (FSA Insured)	1,000,000	1,084,130
New York State Thruway Auth. Svc. Contract Rev. 5.5%
4/1/16	305,000	333,402

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
New York – continued
New York Transitional Fin. Auth. Rev. Series 2004 C, 5%
2/1/33 (FGIC Insured)	$1,000,000	$1,038,700
Sales Tax Asset Receivables Corp. Series A, 5.25%
10/15/27 (AMBAC Insured)	1,000,000	1,077,310
Tobacco Settlement Fing. Corp.:
Series A1:
5.5% 6/1/14	600,000	635,418
5.5% 6/1/16	1,800,000	1,925,406
Series C1:
5.5% 6/1/15	200,000	214,182
5.5% 6/1/17	700,000	757,218
		24,708,386

North Carolina – 2.2%
Catawba County Ctfs. of Prtn. (Pub. School and Cmnty.
College Proj.) 5.25% 6/1/19 (MBIA Insured)	1,800,000	1,955,268
Dare County Ctfs. of Prtn. 5.25% 6/1/21 (AMBAC
Insured)	1,110,000	1,197,601
North Carolina Cap. Facilities Fin. Agcy. Rev. (Duke
Univ. Proj.) Series A:
5.125% 10/1/41	1,000,000	1,032,380
5.125% 7/1/42	1,600,000	1,659,696
5.25% 7/1/42	500,000	525,160
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series A, 5.5% 1/1/11	600,000	642,786
Series B, 6.125% 1/1/09	100,000	106,176
Series D, 5.375% 1/1/10	550,000	580,778
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.
Series B, 6.25% 1/1/07	750,000	766,275
		8,466,120

Ohio – 0.4%
Olentangy Local School District 5.5% 12/1/17 (FSA
Insured)	1,295,000	1,423,827
Oklahoma – 0.3%
Oklahoma City Pub. Property Auth. Hotel Tax Rev. 5.5%
10/1/21 (FGIC Insured)	1,000,000	1,109,010

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Oregon – 0.7%
Morrow County School District #1 5.625% 6/15/14
(Pre-Refunded to 6/15/11 @ 100) (e)	$ 1,500,000	$ 1,653,120
Yamhill County School District #029J Newberg 5.5%
6/15/18 (FGIC Insured)	1,000,000	1,142,010
		2,795,130

Pennsylvania – 3.0%
Annville-Cleona School District 5.5% 3/1/21 (FSA
Insured)	1,200,000	1,339,728
Canon McMillan School District:
Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	1,000,000	1,087,970
Series 2002 B, 5.75% 12/1/35 (FGIC Insured)	1,000,000	1,099,830
Pennsylvania Higher Edl. Facilities Auth. Rev. (UPMC
Health Sys. Proj.) Series 2001 A, 6% 1/15/22	1,000,000	1,095,320
Pennsylvania Tpk. Commission Registration Fee Rev.
Series 2001, 5.5% 7/15/33 (Pre-Refunded to
7/15/11 @ 101) (e)	1,000,000	1,103,570
Philadelphia Gas Works Rev. (1975 Gen. Ordinance
Proj.) 17th Series, 5% 7/1/08 (FSA Insured)	1,000,000	1,035,540
Philadelphia School District Series B, 5% 4/1/11
(AMBAC Insured)	1,000,000	1,067,300
Philadelphia Wtr. & Wastewtr. Rev. Series A, 5.25%
8/1/09 (AMBAC Insured)	450,000	471,398
Tredyffrin-Easttown School District 5.5% 2/15/17 (Pre-
Refunded to 8/15/10 @ 100) (e)	1,520,000	1,649,048
Westmoreland County Muni. Auth. Muni. Svc. Rev.
Series A, 0% 8/15/20 (FGIC Insured)	2,500,000	1,313,100
		11,262,804

Puerto Rico 0.4%
Puerto Rico Commonwealth Infrastructure Fing. Auth.:
Series 2000 A, 5.5% 10/1/32 (Escrowed to
Maturity) (e)	380,000	411,745
Series C, 5.5% 7/1/20 (FGIC Insured)	1,000,000	1,151,170
		1,562,915

Rhode Island – 0.4%
Rhode Island Health & Edl. Bldg. Corp. Rev. Series A,
5.25% 9/15/19 (AMBAC Insured)	1,410,000	1,519,219
South Carolina – 1.0%
Anderson County Joint Muni. Wtr. Sys. Wtrwks. Sys.
Rev. 5.5% 7/15/17 (FSA Insured)	1,790,000	1,969,036

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
South Carolina – continued
Spartanburg County Health Svcs. District, Inc. Hosp. Rev.
5.5% 4/15/18 (FSA Insured)	$1,115,000	$1,211,704
Tobacco Settlement Rev. Mgmt. Auth. Series 2001 B,
6.375% 5/15/28	455,000	486,627
		3,667,367

Tennessee – 1.6%
Elizabethton Health & Edl. Facilities Board Rev. Series
2000 B:
6% 7/1/12 (MBIA Insured)	2,125,000	2,387,416
6.25% 7/1/13 (MBIA Insured)	2,255,000	2,586,891
Metropolitan Govt. Nashville & Davidson County Health
& Edl. Facilities Board Rev. (Ascension Health Cr.
Group Proj.) Series A, 6% 11/15/30 (AMBAC
Insured) (Pre-Refunded to 11/15/09 @ 101) (e)	100,000	109,882
Shelby County Health Edl. & Hsg. Facility Board Hosp.
Rev. (Methodist Hosp. Proj.) 6.5% 9/1/26 (Pre-Re-
funded to 9/1/12 @ 100) (e)	1,000,000	1,162,120
		6,246,309

Texas 18.0%
Abilene Independent School District 5% 2/15/13	2,145,000	2,308,020
Austin Elec. Util. Sys. Rev. 7.25% 11/15/10 (FSA
Insured)	1,000,000	1,158,050
Austin Independent School District 5.25% 8/1/14 (a)	1,000,000	1,087,040
Bexar Metropolitan Wtr. District Wtrwks. Sys. Rev.
5.375% 5/1/19 (FSA Insured)	1,640,000	1,770,938
Boerne Independent School District 5.25% 2/1/35	1,200,000	1,260,840
Comal Independent School District 0% 2/1/16	2,235,000	1,466,607
Corpus Christi Util. Sys. Rev. 5.25% 7/15/20 (FSA
Insured)	1,100,000	1,203,059
Denton County Lewisville Independent School District
5.25% 8/15/27	1,000,000	1,052,610
East Central Independent School District 5.625%
8/15/17 (f)	1,035,000	1,146,511
Garland Independent School District 5.5% 2/15/19	515,000	548,042
Grand Praire Independent School District 3.05%, tender
7/31/07 (Liquidity Facility Dexia Cr. Local de
France) (b)	4,000,000	3,994,160
Harris County Gen. Oblig.:
Series A, 5.25% 8/15/35 (FSA Insured)	1,200,000	1,254,024
0% 10/1/13 (MBIA Insured)	2,000,000	1,472,140

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Texas continued
Harris County Health Facilities Dev. Corp. Rev. (Saint
Luke’s Episcopal Hosp. Proj.):
Series 2001 A, 5.5% 2/15/12 (Pre-Refunded to
8/15/11 @ 100) (e)	$1,375,000	$1,504,278
5.75% 2/15/20 (Pre-Refunded to 8/15/12 @
100) (e)	1,235,000	1,380,730
Hidalgo County Gen. Oblig. 5.75% 8/15/17 (Pre-Re-
funded to 8/15/11 @ 100) (e)	1,535,000	1,698,401
Houston Arpt. Sys. Rev. Series B:
5.5% 7/1/19 (FSA Insured)	1,500,000	1,615,230
5.5% 7/1/30 (FSA Insured)	600,000	639,036
La Joya Independent School District 5.75% 2/15/19
(Pre-Refunded to 2/15/10 @ 100) (e)	600,000	652,008
Lewisville Independent School District 0% 8/15/18	1,025,000	594,777
Lubbock Gen. Oblig. (Wtrwks. Sys. Surplus Proj.) 5%
2/15/16 (FSA Insured)	1,260,000	1,353,731
Lubbock Health Facilities Dev. Corp. Rev. (Carillon, Inc.
Proj.) Series A, 6.5% 7/1/29 (Pre-Refunded to
7/1/09 @ 102) (e)	1,000,000	1,118,220
Magnolia Independent School District 5.25% 8/15/29
(FGIC Insured)	1,300,000	1,386,307
Mansfield Independent School District 5.5% 2/15/17	1,650,000	1,799,952
McAllen Independent School District:
5% 2/15/15	2,000,000	2,162,960
5% 2/15/16	2,610,000	2,808,256
McLennan County Jr. College District 5% 8/15/15 (FSA
Insured)	1,120,000	1,207,002
Mercedes Independent School District Series 2000,
5.625% 8/15/15 (Pre-Refunded to 8/15/10 @
100) (e)	275,000	299,778
Mesquite Independent School District 3.65%, tender
12/1/08 (Liquidity Facility JPMorgan Chase Bank) (b)	500,000	500,000
New Braunfels Independent School District 6% 2/1/09 .	725,000	778,019
North East Texas Independent School District 5% 8/1/33	600,000	618,846
Odessa Wtr. & Swr. Rev. 5.5% 4/1/11 (FSA Insured)	750,000	818,010
Red River Ed. Fin. Corp. Ed. Rev. (Hockaday School
Proj.) 5.75% 5/15/19 (Pre-Refunded to 5/15/10 @
100) (e)	200,000	218,326
Sabine River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co.
Proj.) Series A, 5.5%, tender 11/1/11 (b)	3,000,000	3,158,190
San Antonio Elec. & Gas Systems Rev.:
3.55%, tender 12/1/07 (b)	1,000,000	1,001,190
5.375% 2/1/20 (Pre-Refunded to 2/1/12 @ 100) (e)	3,000,000	3,266,250

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Texas continued
San Antonio Independent School District 5.5% 8/15/24
(Pre-Refunded to 8/15/09 @ 100) (e)	$1,000,000	$1,069,690
San Marcos Consolidated Independent School District
5% 8/1/13	1,090,000	1,173,876
Socorro Independent School District 5.375% 8/15/18	1,000,000	1,077,920
Tarrant County Health Facilities Dev. Corp. Hosp. Rev.
5.375% 11/15/20	500,000	515,970
Texas Muni. Pwr. Agcy. Rev.:
0% 9/1/15 (MBIA Insured)	2,340,000	1,574,492
0% 9/1/16 (Escrowed to Maturity) (e)	15,000	9,564
0% 9/1/16 (MBIA Insured)	2,390,000	1,533,400
Texas Pub. Fin. Auth. Rev. (Texas Parks & Wildlife Dept.
Projs.) 5.5% 2/1/12 (Pre-Refunded to 2/1/10 @
100) (e)	150,000	161,499
Texas State Univ. Sys. Fing. Rev. 5% 3/15/12 (FSA
Insured)	2,000,000	2,145,600
Texas Tpk. Auth. Central Tpk. Sys. Rev.:
5.5% 8/15/39 (AMBAC Insured)	1,875,000	2,005,256
5.75% 8/15/38 (AMBAC Insured)	1,225,000	1,344,952
Texas Wtr. Dev. Board Rev. Series B, 5.375% 7/15/16 .	1,000,000	1,064,790
Tyler Health Facilities Dev. Corp. Hosp. Rev. (Mother
Frances Hosp. Reg’l. Health Care Ctr. Proj.) 6%
7/1/27	1,000,000	1,045,860
Univ. of Texas Univ. Revs. (Fing. Sys. Proj.) Series A,
5.5% 8/15/09	100,000	106,797
Waller Consolidated Independent School District 6%
2/15/12 (Pre-Refunded to 2/15/11 @ 100) (e)	175,000	194,857
Weatherford Independent School District 0% 2/15/23
(Pre-Refunded to 2/15/10 @ 42.135) (e)	1,500,000	544,515
White Settlement Independent School District 5.75%
8/15/34	1,150,000	1,262,608
Williamson County Gen. Oblig. 5.5% 2/15/18 (FSA
Insured)	5,000	5,381
Willis Independent School District 5% 2/15/13	1,040,000	1,119,040
		68,257,605

Utah 1.2%
Salt Lake City School District Series B, 5% 3/1/13	1,135,000	1,226,106
Salt Lake County Hosp. Rev. (IHC Health Svcs., Inc. Proj.)
5.5% 5/15/12 (AMBAC Insured)	3,100,000	3,376,892
		4,602,998

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Vermont – 0.5%
Univ. of Vermont and State Agricultural College 5.5%
10/1/19 (AMBAC Insured)	$ 1,200,000	$ 1,321,956
Vermont Edl. & Health Bldgs. Fing. Agcy. Rev. (Fletcher
Allen Health Care, Inc. Proj.):
Series 2000 A, 6.125% 12/1/27 (AMBAC Insured)	300,000	332,145
Series A, 5.75% 12/1/18 (AMBAC Insured)	200,000	218,710
		1,872,811

Washington 4.4%
Chelan County Pub. Util. District #1 Columbia River-Rock
Island Hydro-Elec. Sys. Rev. Series A:
0% 6/1/28 (MBIA Insured)	1,200,000	410,724
0% 6/1/29 (MBIA Insured)	1,000,000	324,740
Clark County Pub. Util. District #1 Elec. Rev. Series A,
5.5% 1/1/17 (FSA Insured)	1,570,000	1,714,016
Energy Northwest Elec. Rev. (#1 Proj.) Series B, 6%
7/1/17 (MBIA Insured)	2,000,000	2,242,160
Grant County Pub. Util. District #2 Wanapum Hydro
Elec. Rev. Series A, 5% 1/1/18 (FGIC Insured)	1,095,000	1,161,193
King County School District #414, Lake Washington
5.25% 12/1/15 (Pre-Refunded to 12/1/10 @
100) (e)	1,000,000	1,078,910
Tacoma Elec. Sys. Rev. Series 2001 A, 5.75% 1/1/20
(Pre-Refunded to 1/1/11 @ 101) (e)	1,000,000	1,108,160
Washington Gen. Oblig.:
Series 2001 C, 5.25% 1/1/16	1,000,000	1,072,240
Series C, 5.25% 1/1/26 (FSA Insured)	500,000	529,655
Washington Health Care Facilities Auth. Rev. (Providence
Health Systems Proj.) Series 2001 A, 5.5% 10/1/13
(MBIA Insured)	1,750,000	1,889,055
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev.:
Series A, 5% 7/1/12 (FSA Insured)	3,000,000	3,156,840
5.4% 7/1/12 (FSA Insured)	1,000,000	1,092,620
Yakima County Gen. Oblig. 5.25% 12/1/15 (AMBAC
Insured)	1,000,000	1,077,700
		16,858,013

Wisconsin – 1.6%
Douglas County Gen. Oblig. 5.5% 2/1/18 (FGIC
Insured)	605,000	656,213
Evansville Cmnty. School District 5% 4/1/16 (FSA
Insured)	1,000,000	1,084,510
Wisconsin Gen. Oblig. Series 1, 5% 5/1/10 (MBIA
Insured)	500,000	529,315
See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Municipal Bonds continued
	Principal	Value
	Amount	(Note 1)
Wisconsin – continued
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Marshfield Clinic Proj.) Series B, 6% 2/15/25	$ 1,000,000	$ 1,067,050
(Wheaton Franciscan Svcs., Inc. Proj.):
5.75% 8/15/30	1,000,000	1,059,790
6.25% 8/15/22	500,000	546,825
Series A, 5.375% 2/15/34	1,000,000	1,027,690
		5,971,393

Wyoming – 0.5%
Gillette Spl. Purp. Wtr. & Swr. Utils. Sys. Rev. 7.7%
12/1/10 (Escrowed to Maturity) (e)	1,800,000	2,084,436
TOTAL MUNICIPAL BONDS
(Cost $361,302,955)		367,793,908

Money Market Funds 1.3%
	Shares
Fidelity Tax-Free Cash Central Fund, 3.07% (c)(d)
(Cost $5,000,000)	5,000,000	5,000,000

TOTAL INVESTMENT PORTFOLIO 98.1%
(Cost $366,302,955)		372,793,908

NET OTHER ASSETS – 1.9%		7,124,408
NET ASSETS 100%		$ 379,918,316

Legend (a) Security or a portion of the security purchased on a delayed delivery or when-issued basis. (b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

(d) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(e) Security collateralized by an amount
sufficient to pay interest and principal.

(f) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $1,146,511
or 0.3% of net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost
East Central
Independent
School District
5.625% 8/15/17	8/16/02	$ 1,140,280

Affiliated Central Funds

Information regarding fiscal year to date income received by the fund from the affiliated Central funds is as follows:

Fund	Income received
Fidelity Tax Free Cash Central Fund	$39,211

Other Information

The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:

General Obligations	42.7%
Escrowed/Pre Refunded	12.7%
Electric Utilities	9.7%
Health Care	8.2%
Special Tax	8.0%
Water & Sewer	6.0%
Others* (individually less than 5%)	12.7%
100.0%

*Includes cash equivalents and net other assets.

See accompanying notes which are an integral part of the financial statements.

Annual Report 26

Financial Statements

Statement of Assets and Liabilities
		January 31, 2006

Assets
Investment in securities, at value See accompanying
schedule:
Unaffiliated issuers (cost $361,302,955)	$367,793,908
Affiliated Central Funds (cost $5,000,000)	5,000,000
Total Investments (cost $366,302,955)		$372,793,908
Cash		7,173,826
Receivable for investments sold		553,364
Receivable for fund shares sold		979,262
Interest receivable		4,398,101
Prepaid expenses		1,430
Receivable from investment adviser for expense
reductions		68,157
Other receivables		29,043
Total assets		385,997,091

Liabilities
Payable for investments purchased
Regular delivery	$1,127,793
Delayed delivery	4,244,820
Payable for fund shares redeemed	234,160
Distributions payable	295,460
Accrued management fee	115,541
Other affiliated payables	28,075
Other payables and accrued expenses	32,926
Total liabilities		6,078,775

Net Assets		$379,918,316
Net Assets consist of:
Paid in capital		$372,656,821
Undistributed net investment income		18,436
Accumulated undistributed net realized gain (loss) on
investments		752,106
Net unrealized appreciation (depreciation) on
investments		6,490,953
Net Assets, for 35,406,043 shares outstanding		$379,918,316
Net Asset Value, offering price and redemption price per
share ($379,918,316 ÷ 35,406,043 shares)		$10.73

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Financial Statements continued

Statement of Operations
	Year ended January 31, 2006

Investment Income
Interest		$13,216,929
Income from affiliated Central Funds		39,211
Total income		13,256,140

Expenses
Management fee	$1,205,655
Transfer agent fees	220,227
Accounting fees and expenses	80,788
Independent trustees’ compensation	1,385
Custodian fees and expenses	5,942
Registration fees	47,216
Audit	40,744
Legal	947
Miscellaneous	2,223
Total expenses before reductions	1,605,127
Expense reductions	(1,065,786)	539,341

Net investment income		12,716,799
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,685,914
Futures contracts	90,298
Total net realized gain (loss)		1,776,212
Change in net unrealized appreciation (depreciation) on
investment securities		(5,611,724)
Net gain (loss)		(3,835,512)
Net increase (decrease) in net assets resulting from
operations		$8,881,287

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Statement of Changes in Net Assets
	Year ended	Year ended
	January 31,	January 31,
	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$12,716,799	$9,387,105
Net realized gain (loss)	1,776,212	796,665
Change in net unrealized appreciation (depreciation) .	(5,611,724)	1,296,096
Net increase (decrease) in net assets resulting
from operations	8,881,287	11,479,866
Distributions to shareholders from net investment income .	(12,705,673)	(9,387,439)
Distributions to shareholders from net realized gain	(1,184,465)	(671,476)
Total distributions	(13,890,138)	(10,058,915)
Share transactions
Proceeds from sales of shares	209,278,182	130,975,319
Reinvestment of distributions	10,662,310	7,622,337
Cost of shares redeemed	(99,375,303)	(100,109,492)
Net increase (decrease) in net assets resulting from
share transactions	120,565,189	38,488,164
Redemption fees	5,146	8,943
Total increase (decrease) in net assets	115,561,484	39,918,058

Net Assets
Beginning of period	264,356,832	224,438,774
End of period (including undistributed net investment
income of $18,436 and undistributed net investment
income of $7,310, respectively)	$379,918,316	$264,356,832

Other Information
Shares
Sold	19,370,303	12,187,563
Issued in reinvestment of distributions	989,341	711,019
Redeemed	(9,231,007)	(9,385,473)
Net increase (decrease)	11,128,637	3,513,109

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Highlights

Years ended January 31,	2006	2005	2004	2003	2002E
Selected Per Share Data
Net asset value, beginning of period	$ 10.89	$ 10.81	$ 10.60	$ 10.24	$ 10.00
Income from Investment Operations
Net investment incomeD	423.435		.444	.432	.352
Net realized and unrealized gain
(loss)	(.122)	.111	.329	.384	.245
Total from investment operations	.301	.546	.773	.816	.597
Distributions from net investment
income	(.424)	(.436)	(.444)	(.434)	(.350)
Distributions from net realized gain	(.037)	(.030)	(.120)	(.023)	(.008)
Total distributions	(.461)	(.466)	(.564)	(.457)	(.358)
Redemption fees added to paid in
capitalD	—G	—G	.001	.001	.001
Net asset value, end of period	$ 10.73	$ 10.89	$ 10.81	$ 10.60	$ 10.24
Total ReturnB,C	2.83%	5.21%	7.47%	8.13%	6.05%
Ratios to Average Net AssetsF
Expenses before reductions	50%	.51%	.54%	.52%	.66%A
Expenses net of fee waivers, if
any	25%	.25%	.25%	.18%	.10%A
Expenses net of all reductions	17%	.22%	.23%	.14%	.06%A
Net investment income	3.93%	4.06%	4.14%	4.13%	4.30%A
Supplemental Data
Net assets, end of period
(000 omitted)	$379,918	$264,357	$224,439	$253,431	$159,357
Portfolio turnover rate	15%	20%	17%	28%	28%A

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E For the period April 10, 2001 (commencement of operations) to January 31, 2002.
F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.
G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Notes to Financial Statements

For the period ended January 31, 2006

1. Significant Accounting Policies.

Fidelity Tax Free Bond Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. On July 21, 2005, the Board of Trustees approved a change in the name of Spartan Tax Free Bond Fund to Fidelity Tax Free Bond Fund effective August 15, 2005. The trust is registered under the Invest ment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

31 Annual Report

Notes to Financial Statements continued
1. Significant Accounting Policies continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distribu tions from realized gains, if any, are recorded on the ex dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to futures transactions, market discount, and losses deferred due to wash sales.

The fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$8,001,400
Unrealized depreciation	(1,541,486)
Net unrealized appreciation (depreciation)	6,459,914
Undistributed ordinary income	37,630
Undistributed long term capital gain	593,529

Cost for federal income tax purposes	$366,333,994

The tax character of distributions paid was as follows:

	January 31, 2006	January 31, 2005
Tax exempt Income	$12,705,673	$9,387,439
Long term Capital Gains	1,184,465	671,476
Total	$13,890,138	$10,058,915

Short Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

Annual Report

32

2. Operating Policies.

Delayed Delivery Transactions and When Issued Securities. The fund may purchase or sell securities on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in the fund’s Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underly ing securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterpar ties do not perform under the contracts’ terms. Gains (losses) are realized upon the expiration or closings of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $163,378,682 and $45,726,168, respectively.

33 Annual Report

Notes to Financial Statements continued
4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the fund’s average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual man agement fee rate was ..37% of the fund’s average net assets.

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the fund. Citibank has entered into a sub arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund’s transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month. For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds do not pay a management fee.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse the fund to the extent annual operating expenses exceeded .25% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund’s expenses by $795,793.

In addition, through arrangements with the fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody, transfer agent and account ing expenses by $5,928, $199,852 and $64,213, respectively.

Annual Report

34

7. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

35 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Tax Free Bond Fund (formerly Spartan Tax Free Bond Fund):

We have audited the accompanying statement of assets and liabilities of Fidelity Tax Free Bond Fund (formerly Spartan Tax Free Bond Fund) (the Fund), a fund of Fidelity Devonshire Trust, including the schedule of investments as of January 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the respon sibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of January 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Tax Free Bond Fund as of January 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts March 14, 2006

Annual Report 36

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 251 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Research & Analysis Company; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Tax Free Bond (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Opera tions and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

38

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005 present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engi neering and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommu nications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Annual Report

40

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1999). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metalmark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

42

Advisory Board Member and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02202-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Devonshire Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993 2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984 present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002 present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998 present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Devonshire Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Tax Free Bond. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR (2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998 2005).

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of Tax Free Bond. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002 present), certain Asset Allocation Funds (2003 present), Fidelity’s Investment Grade Bond Funds (2005 present), and Fidelity’s Balanced Funds (2005 present). He serves as Senior Vice President (2000 present) and Head (2004 present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003 present) and an Executive Vice President of FMR (2005 present). Previously, Mr. Murphy served as Money Market Group Leader (2002 2004), Bond Group Leader (2000 2002), and Vice President of Fidelity’s Taxable Bond Funds (2000 2002) and Fidelity’s Municipal Bond Funds (2001 2002).

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Tax Free Bond. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005 present), certain Balanced Funds (2005 present), certain Asset Allocation Funds (2005 present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed Income Division (2005 present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002 2004) and a portfolio manager in the Bond Group (1997 2004).

Christine J. Thompson (47)

Year of Election or Appointment: 2001

Vice President and Manager of Tax Free Bond. Ms. Thompson also serves as Vice President of other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Thompson has worked as an analyst and manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Tax Free Bond. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Research & Analysis Company (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Annual Report

44

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Tax Free Bond. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Tax Free Bond. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004) and is a Vice President (2003 present) and an employee (2002 present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at Pricewater houseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (39)

Year of Election or Appointment: 2006

Anti Money Laundering (AML) officer of Tax Free Bond. Mr. Ganis also serves as AML officer of other Fidelity funds 2006 present and FMR Corp. (2003 present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000 2002).

Paul Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Tax Free Bond. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Tax Free Bond. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004 present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002 present). He is Chief Compliance Officer of FMR (2005 present), FMR Co., Inc. (2005 present), Fidelity Management & Research (U.K.) Inc. (2005 present), Fidelity Research & Analysis Company (2005 present), Fidelity Investments Money Management, Inc. (2005 present), and Strategic Advisers, Inc. (2005 present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Tax Free Bond. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Tax Free Bond. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Tax Free Bond. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Tax Free Bond. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

Annual Report

46

Name, Age; Principal Occupation John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of Tax Free Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Tax Free Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Tax Free Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Tax Free Bond. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Tax Free Bond. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

47 Annual Report

Distributions

The Board of Trustees of Fidelity Tax Free Bond Fund voted to pay on March 6, 2006, to shareholders of record at the opening of business on March 3, 2006, a distribution of $.02 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended January 31, 2006, $1,626,919, or, if subsequently determined to be different, the net capital gain of such year, or, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

During fiscal year ended January 31, 2006, 100% of the fund’s income dividends was free from federal income tax, and 0% of the fund’s income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

48

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Tax Free Bond Fund (formerly Spartan Tax Free Bond Fund)

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Manage ment, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for the fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub advisory agreements for the fund with affiliates of FMR that allow FMR to obtain research, non discretionary advice, or discretionary portfolio management at no additional expense to the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for the fund to access the research and investment advisory support services supplied by FRAC at no additional expense to the fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under the fund’s manage ment contract or sub advisory agreements; (ii) the investment process or strategies employed in the management of the fund’s assets; (iii) the nature or level of services provided under the fund’s management contract or sub advisory agreements; (iv) the day to day management of the fund or the persons primarily responsible for such man agement; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of the Agreement would not necessi tate prior shareholder approval of the Agreement or result in an assignment and termination of the fund’s management contract or sub advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which the fund will not bear any additional management fees or expenses and under which the fund’s portfolio manager would not change, it did not consider the fund’s investment perfor mance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund’s management contract and sub advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund’s Agreement is fair and reasonable, and that the fund’s Agreement should be approved.

Annual Report

50

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

51 Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona
7001 West Ray Road
Chandler, AZ
7373 N. Scottsdale Road
Scottsdale, AZ

California
815 East Birch Street
Brea, CA
1411 Chapin Avenue
Burlingame, CA
851 East Hamilton Avenue
Campbell, CA
19200 Von Karman Avenue
Irvine, CA
601 Larkspur Landing Circle
Larkspur, CA
10100 Santa Monica Blvd.
Los Angeles, CA
27101 Puerta Real
Mission Viejo, CA
73 575 El Paseo
Palm Desert, CA
251 University Avenue
Palo Alto, CA
123 South Lake Avenue
Pasadena, CA
16995 Bernardo Ctr. Drive
Rancho Bernardo, CA
1740 Arden Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
8 Montgomery Street
San Francisco, CA
3793 State Street
Santa Barbara, CA
21701 Hawthorne Boulevard
Torrance, CA
2001 North Main Street
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA

Colorado
1625 Broadway
Denver, CO
9185 East Westview Road
Littleton, CO

Connecticut
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT

Delaware
222 Delaware Avenue
Wilmington, DE

Florida
4400 N. Federal Highway
Boca Raton, FL
121 Alhambra Plaza
Coral Gables, FL
2948 N. Federal Highway
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
3550 Tamiami Trail, South
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
2465 State Road 7
Wellington, FL
3501 PGA Boulevard
West Palm Beach, FL

Georgia
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA

Illinois
One North LaSalle Street
Chicago, IL
875 North Michigan Ave.
Chicago, IL
1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL

Indiana
4729 East 82nd Street
Indianapolis, IN

Kansas
5400 College Boulevard
Overland Park, KS

Maine
Three Canal Plaza
Portland, ME

Maryland
7315 Wisconsin Avenue
Bethesda, MD
One W. Pennsylvania Ave.
Towson, MD

Massachusetts
801 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
405 Cochituate Road
Framingham, MA
416 Belmont Street
Worcester, MA

Michigan
500 E. Eisenhower Pkwy.
Ann Arbor, MI
280 Old N. Woodward Ave.
Birmingham, MI
43420 Grand River Avenue
Novi, MI
29155 Northwestern Hwy.
Southfield, MI

Minnesota
7600 France Avenue South
Edina, MN

Missouri
8885 Ladue Road
Ladue, MO

Annual Report 52

Nevada
2225 Village Walk Drive
Henderson, NV

New Jersey
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
396 Route 17, North
Paramus, NJ
3518 Route 1 North
Princeton, NJ
530 Highway 35
Shrewsbury, NJ

New York
1055 Franklin Avenue
Garden City, NY
37 West Jericho Turnpike
Huntington Station, NY
1271 Avenue of the Americas
New York, NY
61 Broadway
New York, NY
350 Park Avenue
New York, NY
200 Fifth Avenue
New York, NY
733 Third Avenue
New York, NY
11 Penn Plaza
New York, NY
2070 Broadway
New York, NY
1075 Northern Blvd.
Roslyn, NY

North Carolina
4611 Sharon Road
Charlotte, NC

Ohio
3805 Edwards Road
Cincinnati, OH
1324 Polaris Parkway
Columbus, OH
28699 Chagrin Boulevard
Woodmere Village, OH

Oregon
16850 SW 72nd Avenue
Tigard, OR

Pennsylvania
600 West DeKalb Pike
King of Prussia, PA
1735 Market Street
Philadelphia, PA
12001 Perry Highway
Wexford, PA

Rhode Island
47 Providence Place
Providence, RI

Tennessee
6150 Poplar Avenue
Memphis, TN

Texas
10000 Research Boulevard
Austin, TX
4001 Northwest Parkway
Dallas, TX
12532 Memorial Drive
Houston, TX
2701 Drexel Drive
Houston, TX
6500 N. MacArthur Blvd.
Irving, TX
6005 West Park Boulevard
Plano, TX
14100 San Pedro
San Antonio, TX
1576 East Southlake Blvd.
Southlake, TX
19740 IH 45 North
Spring, TX

Utah
215 South State Street
Salt Lake City, UT

Virginia
1861 International Drive
McLean, VA

Washington
411 108th Avenue, N.E.
Bellevue, WA
1518 6th Avenue
Seattle, WA

Washington, DC
1900 K Street, N.W.
Washington, DC

Wisconsin
595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

53 Annual Report

53

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
Fidelity Investments Money
Management, Inc.
Fidelity Research & Analysis
Company (formerly Fidelity
Management & Research (Far East)
Inc.)
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Citibank, N.A.
New York, NY
Fidelity Service Company, Inc.
Boston, MA
Custodian
Citibank, N.A.
New York, NY

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

SFB-UANN-0306 1.789257.103

Fidelity® Utilities Fund

Annual Report January 31, 2006

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	8	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	9	A complete list of the fund’s investments
		with their market values.
Financial Statements	12	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	16	Notes to the financial statements.
Report of Independent	22
Registered Public
Accounting Firm
Trustees and Officers	23
Distributions	32
Board Approval of	33
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange
Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of perfor mance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended January 31, 2006	Past 1	Past 5	Past 10
	year	years	years
Fidelity® Utilities Fund	18.37%	0.31%	7.03%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Utilities Fund on January 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Douglas Simmons, who became Portfolio Manager of Fidelity® Utilities Fund on September 30, 2005

Most major U.S. stock benchmarks had double digit returns for the year ending January 31, 2006. Market performance was driven largely by oil. Heightened demand from the United States and China, among others, plus Hurricane Katrina’s devastation of domestic refining capacity in the Gulf Coast region, propelled oil prices to record highs. The energy component of the Standard & Poor’s 500SM Index soared nearly 46% during the period, while the next closest utilities rose about 17%. The overall return for the S&P 500® was 10.38% . In 2005, the S&P 500 beat the small cap Russell 2000® Index for the first time in six years, but quickly lost that advantage when the Russell benchmark jumped nearly 9% in January, pushing its 12 month return to 18.89% . Mid caps did even better: The 21.45% return of the Russell Midcap® Index doubled the broader market’s performance for the period. The NASDAQ Composite® Index fared well, gaining 12.75%, but the Dow Jones Industrial AverageSM increased only 6.00% .

For the 12 months that ended January 31, 2006, the fund returned 18.37%, outperforming the Russell 3000® Utilities Index and the LipperSM Utility Funds Average, which returned 10.67% and 17.81%, respectively. An overweighting and strong security selection in the independent power and energy trading group helped the fund’s performance relative to the index, as did our choices elsewhere within utilities. Positive stock selection in both wireless telecommunication services and integrated telecom services also proved beneficial. Fund performance was held back by security selection in oil and gas exploration and production, as well as in oil and gas storage and transport, groups that make up a very small part of the Russell index. The top contributor to fund performance was Texas based independent power producer TXU. British Energy Group also was a winner. Shares of wireless tower operator American Tower rose significantly, and solar cell manufacturer Suntech Power Holdings’ stock appreciated as well. The share price of Qwest Communications increased, and the fund also benefited from underweighting cable TV provider Comcast, which underperformed. Conversely, satellite TV operator EchoStar Communications was a disappointment. Wireless services provider Inphonic also declined. Two of the fund’s larger holdings, Sprint Nextel and Verizon, were notable absolute detractors. Some stocks I’ve mentioned in this report were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2005 to January 31, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	August 1, 2005 to
	August 1, 2005	January 31, 2006	January 31, 2006
Actual	$1,000.00	$1,065.40	$4.53
Hypothetical (5% return per year
before expenses)	$1,000.00	$1,020.82	$4.43

* Expenses are equal to the Fund’s annualized expense ratio of .87%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

7 Annual Report

Investment Changes

Top Ten Stocks as of January 31, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
AT&T, Inc.	11.9	10.4
Verizon Communications, Inc.	11.4	7.9
Sprint Nextel Corp.	7.7	7.6
TXU Corp.	7.0	10.6
AES Corp.	6.8	2.5
Exelon Corp.	4.9	2.3
BellSouth Corp.	4.9	6.9
Public Service Enterprise Group, Inc.	4.8	0.0
Comcast Corp. Class A	4.1	4.0
Qwest Communications International, Inc.	3.9	2.3
	67.4

Top Five Industries as of January 31, 2006

	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Diversified Telecommunication Services	34.4	34.7
Independent Power Producers & Energy Traders	19.7	14.1
Electric Utilities	11.6	13.8
Wireless Telecommunication Services	11.2	13.0
Multi Utilities	10.3	7.3

Annual Report

8

Investments January 31, 2006
Showing Percentage of Net Assets

Common Stocks 97.9%
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 4.6%
Media – 4.6%
Cablevision Systems Corp. – NY Group Class A (a)	218,000	$5,363
Comcast Corp. Class A (a)(d)	1,518,803	42,253
		47,616

ENERGY 0.8%
Oil, Gas & Consumable Fuels – 0.8%
Cheniere Energy, Inc. (a)(d)	136,300	5,299
Western Gas Resources, Inc.	63,900	3,035
		8,334

HEALTH CARE – 0.3%
Pharmaceuticals – 0.3%
Merck & Co., Inc.	88,500	3,053
INDUSTRIALS – 1.9%
Construction & Engineering – 0.3%
URS Corp. (a)	64,000	2,738
Electrical Equipment – 1.6%
Suntech Power Holdings Co. Ltd. sponsored ADR	391,550	16,637

TOTAL INDUSTRIALS		19,375

INFORMATION TECHNOLOGY – 0.5%
Electronic Equipment & Instruments – 0.5%
Itron, Inc. (a)	112,900	5,405
TELECOMMUNICATION SERVICES – 45.6%
Diversified Telecommunication Services – 34.4%
AT&T, Inc.	4,715,983	122,379
BellSouth Corp.	1,736,800	49,968
Citizens Communications Co.	592,131	7,265
Level 3 Communications, Inc. (a)	1,466,600	5,500
Qwest Communications International, Inc. (a)	6,738,627	40,567
TELUS Corp.	268,500	10,743
Verizon Communications, Inc.	3,701,905	117,202
		353,624
Wireless Telecommunication Services – 11.2%
ALLTEL Corp.	472,600	28,370
Nextel Partners, Inc. Class A (a)	229,300	6,418

See accompanying notes which are an integral part of the financial statements.

9 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

TELECOMMUNICATION SERVICES – continued
Wireless Telecommunication Services – continued
Sprint Nextel Corp.	3,455,801	$79,103
Ubiquitel, Inc. (a)	105,700	1,035
		114,926

TOTAL TELECOMMUNICATION SERVICES		468,550

UTILITIES – 44.2%
Electric Utilities – 11.6%
Allegheny Energy, Inc. (a)	142,600	4,961
Edison International	130,950	5,738
Entergy Corp.	556,000	38,648
Exelon Corp.	882,200	50,656
FirstEnergy Corp.	378,800	18,978
		118,981
Gas Utilities 2.6%
AGL Resources, Inc.	147,400	5,274
Questar Corp.	194,900	15,880
Southern Union Co.	218,200	5,499
		26,653
Independent Power Producers & Energy Traders – 19.7%
AES Corp. (a)	4,123,500	70,264
Constellation Energy Group, Inc.	97,900	5,705
Dynegy, Inc. Class A (a)(d)	1,059,800	5,829
Mirant Corp. (a)	1,139,000	31,892
NRG Energy, Inc. (a)	352,199	17,001
TXU Corp.	1,424,900	72,157
		202,848
Multi-Utilities – 10.3%
CMS Energy Corp. (a)	534,800	7,739
Dominion Resources, Inc. (d)	366,300	27,667
Energy East Corp.	212,900	5,291
Public Service Enterprise Group, Inc.	709,300	49,381
Sempra Energy	343,700	16,515
		106,593

TOTAL UTILITIES		455,075

TOTAL COMMON STOCKS
(Cost $1,003,277)		1,007,408

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Money Market Funds 3.2%
	Shares	Value (Note 1)
		(000s)
Fidelity Cash Central Fund, 4.46% (b)	16,278,302	$16,278
Fidelity Securities Lending Cash Central Fund,
4.48% (b)(c)	16,543,100	16,543
TOTAL MONEY MARKET FUNDS
(Cost $32,821)		32,821
TOTAL INVESTMENT PORTFOLIO 101.1%
(Cost $1,036,098)		1,040,229

NET OTHER ASSETS – (1.1)%		(11,424)
NET ASSETS 100%		$1,028,805

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income received by the fund from the affiliated Central funds is as follows:

Fund	Income received
(Amounts in
thousands)
Fidelity Cash Central Fund	$733
Fidelity Securities Lending Cash Central Fund	99
Total	$832

Income Tax Information

At January 31, 2006, the fund had a capital loss carryforward of approximately $479,474,000 of which $212,572,000, $255,837,000 and $11,065,000 will expire on January 31, 2010, 2011 and 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)		January 31, 2006

Assets
Investment in securities, at value (including securities
loaned of $16,117) See accompanying schedule:
Unaffiliated issuers (cost $1,003,277)	$1,007,408
Affiliated Central Funds (cost $32,821)	32,821
Total Investments (cost $1,036,098)		$1,040,229
Receivable for investments sold		19,905
Receivable for fund shares sold		490
Dividends receivable		3,697
Interest receivable		38
Prepaid expenses		5
Other affiliated receivables		14
Other receivables		183
Total assets		1,064,561

Liabilities
Payable for investments purchased	$15,929
Payable for fund shares redeemed	2,461
Accrued management fee	514
Other affiliated payables	251
Other payables and accrued expenses	58
Collateral on securities loaned, at value	16,543
Total liabilities		35,756

Net Assets		$1,028,805
Net Assets consist of:
Paid in capital		$1,524,973
Distributions in excess of net investment income		(38)
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(500,261)
Net unrealized appreciation (depreciation) on
investments		4,131
Net Assets, for 66,625 shares outstanding		$1,028,805
Net Asset Value, offering price and redemption price per
share ($1,028,805 ÷ 66,625 shares)		$15.44

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Statement of Operations
Amounts in thousands	Year ended January 31, 2006

Investment Income
Dividends		$23,335
Interest		5
Income from affiliated Central Funds		832
Total income		24,172

Expenses
Management fee
Basic fee	$4,780
Performance adjustment	1,309
Transfer agent fees	2,281
Accounting and security lending fees	327
Independent trustees’ compensation	5
Appreciation in deferred trustee compensation account	2
Custodian fees and expenses	27
Registration fees	45
Audit	63
Legal	11
Miscellaneous	8
Total expenses before reductions	8,858
Expense reductions	(315)	8,543

Net investment income (loss)		15,629
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	146,971
Foreign currency transactions	42
Total net realized gain (loss)		147,013
Change in net unrealized appreciation (depreciation) on
investment securities		6,332
Net gain (loss)		153,345
Net increase (decrease) in net assets resulting from
operations		$168,974

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
		Year ended	Year ended
		January 31,	January 31,
Amounts in thousands		2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$15,629	$21,326
Net realized gain (loss)		147,013	47,361
Change in net unrealized appreciation (depreciation) .		6,332	58,692
Net increase (decrease) in net assets resulting
from operations		168,974	127,379
Distributions to shareholders from net investment income	.	(18,475)	(20,382)
Share transactions
Proceeds from sales of shares		230,194	135,317
Reinvestment of distributions		16,748	18,262
Cost of shares redeemed		(305,906)	(187,378)
Net increase (decrease) in net assets resulting from
share transactions		(58,964)	(33,799)
Total increase (decrease) in net assets		91,535	73,198

Net Assets
Beginning of period		937,270	864,072
End of period (including distributions in excess of net
investment income of $38 and undistributed net in-
vestment income of $2,160, respectively)		$1,028,805	$937,270

Other Information
Shares
Sold		16,120	10,799
Issued in reinvestment of distributions		1,159	1,454
Redeemed		(21,233)	(15,326)
Net increase (decrease)		(3,954)	(3,073)

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Financial Highlights

Years ended January 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of
period	$13.28	$11.73	$9.44	$12.73	$17.22
Income from Investment
Operations
Net investment income (loss)B	22	.30C	.21	.19	.16
Net realized and unrealized
gain (loss)	2.20	1.54	2.30	(3.28)	(4.49)
Total from investment operations	2.42	1.84	2.51	(3.09)	(4.33)
Distributions from net investment
income	(.26)	(.29)	(.22)	(.20)	(.16)
Net asset value, end of period	$ 15.44	$13.28	$11.73	$9.44	$12.73
Total ReturnA	18.37%	15.85%	26.91%	(24.34)%	(25.22)%
Ratios to Average Net AssetsD
Expenses before reductions	87%	.89%	.75%	.99%	.94%
Expenses net of fee waivers, if
any	87%	.89%	.75%	.99%	.94%
Expenses net of all reductions	84%	.85%	.73%	.95%	.89%
Net investment income (loss)	1.54%	2.49%C	2.01%	1.90%	1.05%
Supplemental Data
Net assets, end of period (in
millions)	$1,029	$937	$864	$788	$1,318
Portfolio turnover rate	66%	57%	21%	32%	58%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.12 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 1.48% .
D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Notes to Financial Statements

For the period ended January 31, 2006 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Utilities Fund (the fund) is a non diversified fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is regis tered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties markets, reviewing developments in foreign markets and evaluating the perfor mance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

16

1. Significant Accounting Policies continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross section of other Fidelity funds, and are marked to market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result,

17 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, deferred trus tees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$128,586
Unrealized depreciation	(145,244)
Net unrealized appreciation (depreciation)	(16,658)
Capital loss carryforward	(479,474)
Cost for federal income tax purposes	$1,056,887
The tax character of distributions paid was as follows:
	January 31, 2006	January 31, 2005
Ordinary Income	$18,475	$20,382

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to

Annual Report

18

2. Operating Policies continued

Repurchase Agreements continued

the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $659,899 and $722,052, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.15% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund’s relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .60% of the fund’s average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset based fees that vary according to account size and type of ac count. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund’s accounting rec ords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

19 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $99.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $297 for the period. In addition, through arrangements with the fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody and transfer agent expenses by $2 and $16, respectively.

Annual Report

20

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

21 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Utilities Fund (a fund of Fidelity Devonshire Trust) at January 31, 2006 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Utilities Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur ance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant esti mates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts March 10, 2006

Annual Report

22

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 251 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Research & Analysis Company; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

23 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Utilities (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Sim mons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Annual Report

24

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005 present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001).

25 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Auto matic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Annual Report

26

Name, Age; Principal Occupation Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care Sys tem and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1999). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

27 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chairman of the Executive Committee (2000 2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002 present), and Metalmark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Advisory Board Member and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Devonshire Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993 2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984 present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002 present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998 present).

Annual Report

28

Name, Age; Principal Occupation Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Devonshire Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Utilities. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Research & Analysis Company (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Utilities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Utilities. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004 present) and is a Vice President (2003 present) and an employee (2002 present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (39)

Year of Election or Appointment: 2006

Anti Money Laundering (AML) officer of Utilities. Mr. Ganis also serves as AML officer of other Fidelity funds (2006 present) and FMR Corp. (2003 present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Proctor, LLP (2000 2002).

29 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Utilities. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Utilities. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004 present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002 present). He is Chief Compliance Officer of FMR (2005 present), FMR Co., Inc. (2005 present), Fidelity Management & Research (U.K) Inc. (2005 present), Fidelity Research & Analysis Company (2005 present), and Fidelity Investments Money Management, Inc. (2005 present), and Strategic Advisors, Inc. (2005 present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Utilities. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Invest ments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Utilities. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Utilities. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Annual Report

30

Name, Age; Principal Occupation Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Utilities. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1987

Assistant Treasurer of Utilities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Utilities. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Utilities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Utilities. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Utilities. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

31 Annual Report

Distributions

A total of .08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

32

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Utilities Fund

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Manage ment, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for the fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub advisory agreements for the fund with affiliates of FMR that allow FMR to obtain research, non discretionary advice, or discretionary portfolio management at no additional expense to the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for the fund to access the research and investment advisory support services supplied by FRAC at no additional expense to the fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under the fund’s manage ment contract or sub advisory agreements; (ii) the investment process or strategies employed in the management of the fund’s assets; (iii) the nature or level of services provided under the fund’s management contract or sub advisory agreements; (iv) the day to day management of the fund or the persons primarily responsible for such man agement; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of the Agreement would not necessi tate prior shareholder approval of the Agreement or result in an assignment and termination of the fund’s management contract or sub advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which the fund will not bear any additional management fees or expenses and under which the fund’s portfolio manager would not change, it did not consider the fund’s investment perfor mance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund’s management contract and sub advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have

33 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund’s Agreement is fair and reasonable, and that the fund’s Agreement should be approved.

Annual Report

34

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

35 Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona
7001 West Ray Road
Chandler, AZ
7373 N. Scottsdale Road
Scottsdale, AZ

California
815 East Birch Street
Brea, CA
1411 Chapin Avenue
Burlingame, CA
851 East Hamilton Avenue
Campbell, CA
19200 Von Karman Avenue
Irvine, CA
601 Larkspur Landing Circle
Larkspur, CA
10100 Santa Monica Blvd.
Los Angeles, CA
27101 Puerta Real
Mission Viejo, CA
73 575 El Paseo
Palm Desert, CA
251 University Avenue
Palo Alto, CA
123 South Lake Avenue
Pasadena, CA
16995 Bernardo Ctr. Drive
Rancho Bernardo, CA
1740 Arden Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
8 Montgomery Street
San Francisco, CA
3793 State Street
Santa Barbara, CA
21701 Hawthorne Boulevard
Torrance, CA
2001 North Main Street
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA

Colorado
1625 Broadway
Denver, CO
9185 East Westview Road
Littleton, CO

Connecticut
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT

Delaware
222 Delaware Avenue
Wilmington, DE

Florida
4400 N. Federal Highway
Boca Raton, FL
121 Alhambra Plaza
Coral Gables, FL
2948 N. Federal Highway
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
3550 Tamiami Trail, South
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
2465 State Road 7
Wellington, FL
3501 PGA Boulevard
West Palm Beach, FL

Georgia
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA

Illinois
One North LaSalle Street
Chicago, IL
875 North Michigan Ave.
Chicago, IL
1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL

Indiana
4729 East 82nd Street
Indianapolis, IN

Kansas
5400 College Boulevard
Overland Park, KS

Maine
Three Canal Plaza
Portland, ME

Maryland
7315 Wisconsin Avenue
Bethesda, MD
One W. Pennsylvania Ave.
Towson, MD

Massachusetts
801 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
405 Cochituate Road
Framingham, MA
416 Belmont Street
Worcester, MA

Michigan
500 E. Eisenhower Pkwy.
Ann Arbor, MI
280 Old N. Woodward Ave.
Birmingham, MI
43420 Grand River Avenue
Novi, MI
29155 Northwestern Hwy.
Southfield, MI

Minnesota
7600 France Avenue South
Edina, MN

Missouri
8885 Ladue Road
Ladue, MO

Annual Report 36

Nevada
2225 Village Walk Drive
Henderson, NV

New Jersey
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
396 Route 17, North
Paramus, NJ
3518 Route 1 North
Princeton, NJ
530 Highway 35
Shrewsbury, NJ

New York
1055 Franklin Avenue
Garden City, NY
37 West Jericho Turnpike
Huntington Station, NY
1271 Avenue of the Americas
New York, NY
61 Broadway
New York, NY
350 Park Avenue
New York, NY
200 Fifth Avenue
New York, NY
733 Third Avenue
New York, NY
11 Penn Plaza
New York, NY
2070 Broadway
New York, NY
1075 Northern Blvd.
Roslyn, NY

North Carolina
4611 Sharon Road
Charlotte, NC

Ohio
3805 Edwards Road
Cincinnati, OH
1324 Polaris Parkway
Columbus, OH
28699 Chagrin Boulevard
Woodmere Village, OH

Oregon
16850 SW 72nd Avenue
Tigard, OR

Pennsylvania
600 West DeKalb Pike
King of Prussia, PA
1735 Market Street
Philadelphia, PA
12001 Perry Highway
Wexford, PA

Rhode Island
47 Providence Place
Providence, RI

Tennessee
6150 Poplar Avenue
Memphis, TN

Texas
10000 Research Boulevard
Austin, TX
4001 Northwest Parkway
Dallas, TX
12532 Memorial Drive
Houston, TX
2701 Drexel Drive
Houston, TX
6500 N. MacArthur Blvd.
Irving, TX
6005 West Park Boulevard
Plano, TX
14100 San Pedro
San Antonio, TX
1576 East Southlake Blvd.
Southlake, TX
19740 IH 45 North
Spring, TX

Utah
215 South State Street
Salt Lake City, UT

Virginia
1861 International Drive
McLean, VA

Washington
411 108th Avenue, N.E.
Bellevue, WA
1518 6th Avenue
Seattle, WA

Washington, DC
1900 K Street, N.W.
Washington, DC

Wisconsin
595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

37 Annual Report

37

To Write Fidelity

We’ll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(such as changing name, address, bank, etc.) Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report 38

39 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)
Fidelity Management & Research
(U.K.) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

UIF UANN-0306 1.789258.103

Item 2. Code of Ethics

As of the end of the period, January 31, 2006, Fidelity Devonshire Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended January 31, 2006 and January 31, 2005 , the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Equity-Income Fund, Fidelity Large Cap Growth Fund, Fidelity Large Cap Value Fund , Fidelity Mid Cap Growth Fund, Fidelity Mid Cap Value Fund and Fidelity Utilities Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Fidelity Equity-Income Fund	$228,000	$147,000
Fidelity Large Cap Growth Fund	$42,000	$39,000
Fidelity Large Cap Value Fund	$43,000	$40,000
Fidelity Mid Cap Growth Fund	$43,000	$40,000
Fidelity Mid Cap Value Fund	$45,000	$40,000
Fidelity Utilities Fund	$55,000	$51,000
All funds in the Fidelity Group of Funds audited by PwC	$12,300,000	$11,000,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended January 31, 2006 and January 31, 2005, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Tax-Free Bond Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Fidelity Tax-Free Bond Fund	$29,000	$32,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$5,700,000	$4,500,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended January 31, 2006 and January 31, 2005, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005A
Fidelity Equity-Income Fund	$0	$0
Fidelity Large Cap Growth Fund	$0	$0
Fidelity Large Cap Value Fund	$0	$0
Fidelity Mid Cap Growth Fund	$0	$0
Fidelity Mid Cap Value Fund	$0	$0
Fidelity Utilities Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended January 31, 2006 and January 31, 2005, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005A
Fidelity Tax-Free Bond Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended January 31, 2006 and January 31, 2005, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006A	2005A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended January 31, 2006 and January 31, 2005, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A	2005A
Fidelity Equity-Income Fund	$4,600	$4,200
Fidelity Large Cap Growth Fund	$2,700	$2,500
Fidelity Large Cap Value Fund	$2,700	$2,500
Fidelity Mid Cap Growth Fund	$2,700	$2,500
Fidelity Mid Cap Value Fund	$2,700	$2,500
Fidelity Utilities Fund	$3,600	$3,400
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended January 31, 2006 and January 31, 2005, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2006A	2005A
Fidelity Tax-Free Bond Fund	$4,000	$3,700
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended January 31, 2006 and January 31, 2005, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended January 31, 2006 and January 31, 2005, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A	2005A
Fidelity Equity-Income Fund	$24,300	$21,700
Fidelity Large Cap Growth Fund	$1,400	$1,300
Fidelity Large Cap Value Fund	$1,600	$1,300
Fidelity Mid Cap Growth Fund	$1,500	$1,300
Fidelity Mid Cap Value Fund	$1,500	$1,300
Fidelity Utilities Fund	$2,200	$2,000
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended January 31, 2006 and January 31, 2005, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the fund is shown in the table below.

Fund	2006A	2005A
Fidelity Tax-Free Bond Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended January 31, 2006 and January 31, 2005 the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
PwC	$190,000	$490,000
Deloitte Entities	$160,000	$760,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended January 31, 2006 and January 31, 2005on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended January 31, 2006 and January 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended January 31, 2006 and January 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years January 31, 2006 and January 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended January 31, 2006 and January 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended January 31, 2006 and January 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended January 31, 2006 and January 31, 2005 the aggregate fees billed by PwC of $1,250,000A and $1,400,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$250,000	$500,000
Non-Covered Services	$1,000,000	$900,000B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

For the fiscal years ended January 31, 2006 and January 31, 2005, the aggregate fees billed by Deloitte Entities of $425,000A and $1,100,000A,B for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$175,000	$750,000
Non-Covered Services	$250,000	$350,000B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Devonshire Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	March 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	March 27, 2006
By:	/s/Paul M. Murphy
Paul M. Murphy
Chief Financial Officer

Date:	March 27, 2006